(ICON)

ANNUAL REPORT     JULY 31, 2001

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

Strategic Partners
High Growth Fund

Objective: Seeks Long-Term Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                   (LOGO)

Build on the Rock

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

    Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners High Growth Fund seeks to provide long-term capital appreciation. It invests in a diversified portfolio of equity stocks. There can be no assurance that the Fund will achieve its investment objective.

MANAGER
Prudential Investments Fund Management LLC

INVESTMENT ADVISERS

                 (LOGO)
                www.strategicpartners.com (800) 225-1852

Annual Report      July 31, 2001

Cumulative Total Returns1  As of 7/31/01

                                         One              Since
                                         Year           Inception2
Class A                                -10.09%            23.25%
Class B                                -10.66             21.05
Class C                                -10.66             21.05
Class Z                                 -9.74             24.41
Lipper Multi-Cap Core Fund Avg.3       -12.56             18.62


Average Annual Total Returns1           As of 6/30/01

                                         One              Since
                                         Year           Inception2
Class A                                -12.24%            7.23%
Class B                                -13.24             7.57
Class C                                -10.16             8.17
Class Z                                 -7.43             9.67

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z,
11/18/98.

3 Lipper average returns are unmanaged, and are
based on the average return for all funds in
each share class for the one-year and since
inception periods in the Lipper Multi-Cap Core
Fund category. The Lipper Multi-Cap Core Fund
Average includes funds that invest in a variety
of market capitalization ranges, generally have
between 25% and 75% of their equity assets invested
in companies with market capitalizations above 300% of
the dollar-weighted median of the S&P MidCap 400 Index,
have wide latitude in the companies in which
they invest, have an above-average price/earnings
ratio and price-to-book ratio, and have a three-year
earnings growth figure.
                                              1

STRATEGIC PARTNERS
Asset Allocation Funds

(LOGO)
                               September 18, 2001
DEAR SHAREHOLDER,

The horrific events that took place on
September 11, 2001 will remain forever
ingrained in our nation's consciousness.
In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends.
It is also with deep gratitude that we
acknowledge the heroic efforts of the men and women involved in the rescue efforts.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies. It is also important for individuals to avoid making investment decisions based on emotional reactions. While no one can predict the future, history has shown that after an event of this magnitude, the major markets post initial sharp declines from which they eventually recover. Should history repeat itself, individuals who leave the market now may be unable to fully participate in a market rebound. Above all, investors should continue to seek guidance from their financial professionals.

It is a testament to the resiliency of our country that as we mourn, we also carry on.
Please let us know how we can help you as we move forward together in the weeks and months ahead.

Sincerely,

David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

       Annual Report  July 31, 2001

PRUDENTIAL DIVERSIFIED FUNDS RENAMED "STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS"

On September 4, 2001, we welcomed the
Prudential Diversified Funds into the Strategic
Partners family of mutual funds, renaming them the Strategic Partners Asset Allocation Funds.
These changes will have no effect at all on the Funds' management: Both the asset allocations and the advisers for each asset class have stayed the same.

The change will allow investors in these Funds to exchange their shares with shares of other
Strategic Partners Funds, including the
Strategic Partners Style Specific Funds and the
Strategic Partners Opportunity Funds. Our team of investment management analysts selected investment advisers for all of the Strategic
Partners Funds from among leading managers across the entire investment industry. Should you and your financial professional wish to modify the asset allocation provided by your fund, we believe the Strategic Partners family offers a fine selection. Effective September 4, 2001, however, your shares of any Strategic Partners fund are no longer exchangeable for those of funds in the Prudential fund family.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

    Annual Report  July 31, 2001

INVESTMENT ADVISERS' REPORT

PERFORMANCE
During the Strategic Partners High Growth
Fund's (formerly Prudential Diversified High
Growth Fund) fiscal year ended July 31, 2001, the price of growth stocks fell sharply. The stronger performance of value stocks only mitigated the decline for investors in the Fund; it didn't offset it. However, the -10.09% return of the Fund's Class A shares (-14.52% to those paying the maximum one-time Class A share sales charge) was substantially above the -
12.56% Lipper Multi-Cap Core Fund Average.

A GOOD TIME FOR DEFENSIVE INVESTING
During the 12 months ended July 31, 2001, investors gradually came to accept that the U.S. economy was slowing and that it was affecting the global economy. As company after company announced profits that were well below growth estimates, and even below levels a year earlier, stock prices began to fall precipitously. The worst hit were primarily growth stocks whose peak prices reflected the assumption that their companies' earnings would increase very rapidly. U.S. large-cap and small-cap growth stocks had prolonged slides from September
2000 through March 2001 before recovering modestly.

In response to the market conditions, many investors fled to asset classes that are thought of as defensive--that is, relatively immune to an economic slowdown--such as inexpensively priced (value) stocks. This increased interest pushed up prices in those asset classes. Small-cap value stocks, which had been neglected for some time, particularly benefited: the return of the small-cap Russell
2000 Value Index was a huge 47 percentage points above that of the corresponding Growth
Index. International stocks generally followed the U.S. market down as the slowing U.S.
economy affected sales of companies based in other countries.

        www.strategicpartners.com  (800) 225-1852

Asset Class Index Returns

           (GRAPH)

Source: Prudential and Lipper Inc.

The performance cited does not represent the performance of the Strategic Partners High
Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P/ Barra Value Index is an unmanaged, weighted index comprising companies within the S&P 500 Index with lower price-to-book ratios.

The S&P/Barra Growth Index is an unmanaged, weighted index comprising companies within the S&P 500 Index with higher price-to-book ratios.

The Russell 2000 Value Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International
Emerging Market Free Index (MSCI EAFE Index) is
an unmanaged, weighted index that comprises
approximately 965 companies representing Asia,
Africa, Europe, and North and South America.
MSCI Free Indexes account for the actual
buyable securities available to foreign
investors by taking into account local market
restrictions on share ownership by foreigners.
These indexes are calculated in U.S. dollars,
without dividends reinvested.
                                        5

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

           Annual Report  July 31, 2001

THE FUND OUTPERFORMED ITS BENCHMARK...
The Strategic Partners High Growth Fund's outperformance relative to the Lipper Multi-Cap
Core Fund Average was primarily due to the substantial positive returns of its value stocks, which made up about 40% of its holdings.

The Fund's large-cap value comparable index, the S&P/Barra Value Index, was solidly positive, but the Fund's holdings in that asset class still far outperformed the Index. The
Fund's strong performance in this asset class resulted from focuses on the insurance
(primarily property and casualty), basic materials (paper, aluminum, and chemicals), tobacco, and health services (HMO and hospital management) industries. Stocks in these industries were recovering from their depressed prices in previous years, and earnings were consistent or rising.

Small-cap value stocks, an asset class that had previously suffered several years of poor performance, staged a strong rebound when investors fled from high-priced stocks to those that had remained inexpensive. Because of their volatile nature, small-cap value stocks are among the Fund's smaller asset allocations.
Nonetheless, their exceptionally high return this reporting period made a significant, positive contribution to the Fund, even though the Fund's holdings slightly trailed the Russell 2000 Value Index.

 ...BUT LOSING ASSET CLASSES STILL PREDOMINATED
The largest detractor from the Fund's return was its position in large-cap growth stocks--the worst performing asset class over the period and one of the larger components of the Fund.
As corporate profits fell below last year's levels, the stocks of rapidly growing companies suffered most. Cumulatively, the Fund's holdings fell a bit farther than the S&P/Barra
Growth Index largely because of their emphasis on technology, media, and telecommunications.
The Fund's investments in these industries included companies that were central to the building of the Internet (such as Cisco Systems and JDS Uniphase), and to wireless telecommunications products and services (such as Nokia and Vodafone). Share price declines in these industries were very dramatic.

           www.strategicpartners.com  (800) 225-1852

The slowing U.S. economy and falling stock market also affected the Fund's international stock holdings. Over the reporting period, the MSCI EAFE Index, a general measure of international stock performance, dropped by more than 20%. Although the Fund's holdings modestly outperformed this Index, the magnitude of the international markets' decline overwhelmed the Fund's margin of outperformance.

Strategic Partners High Growth Fund Management Team

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

         Annual Report  July 31, 2001

WHAT IS DIVERSIFICATION
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds--it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners Asset
Allocation Funds provide more of this buffer than funds investing in only one asset class.
We believe this will result in more consistent returns over time. In addition, when we rebalance the Strategic Partners High Growth
Fund to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

REBALANCING
The Strategic Partners High Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target:
the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners High
Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Strategic
Partners Asset Allocation Funds do it all for you.

            www.strategicpartners.com  (800) 225-1852

Glossary of Terms
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions.

Strategic Partners High Growth Fund Diversification Target

                           (GRAPH)

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.4%
Common Stocks
-------------------------------------------------------------------------------------
Advertising  0.8%
      1,950      ADVO, Inc.                                         $         76,148
     12,200      Lamar Advertising Co.                                       536,556
      6,200      Omnicom Group, Inc.                                         541,694
      4,300      R.H. Donnelley Corp.                                        133,300
                                                                    ----------------
                                                                           1,287,698
-------------------------------------------------------------------------------------
Aerospace/Defense  0.9%
      4,900      BE Aerospace, Inc.(a)                                        90,993
     81,700      British Aerospace PLC (United Kingdom)(a)                   436,048
      7,600      Embraer Empresa Brasileira de Aeronautica SA,
                  ADR                                                        270,560
      9,000      Northrop Grumman Corp.                                      722,070
                                                                    ----------------
                                                                           1,519,671
-------------------------------------------------------------------------------------
Agriculture & Equipment  0.4%
     11,700      Monsanto Co.                                                411,840
      3,900      Toro Co.                                                    183,885
                                                                    ----------------
                                                                             595,725
-------------------------------------------------------------------------------------
Airlines  0.5%
     10,050      Airtran Holdings, Inc.                                       86,430
     14,050      America West Holdings Corp. (Class B)                       145,418
     14,300      Atlantic Coast Airlines Holdings, Inc.(a)                   415,415
      2,650      SkyWest, Inc.                                                88,881
                                                                    ----------------
                                                                             736,144
-------------------------------------------------------------------------------------
Auto & Truck  1.3%
     16,300      General Motors Corp. (Class H Stock)(a)                     314,590
      7,000      Lear Corp.(a)                                               277,200
     12,700      Navistar International Corp.(a)                             407,797
    104,000      Nissan Motor Co., Ltd. (Japan)(a)                           715,086
     16,000      Toyota Motor Corp.                                          528,269
                                                                    ----------------
                                                                           2,242,942

    10                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Banking  5.3%
      1,600      1st Source Corp.                                   $         38,928
     45,900      ABN AMRO Holdings NV, ADR                                   811,529
      2,300      Astoria Financial Corp.                                     137,977
      8,450      BancorpSouth, Inc.                                          136,045
     15,200      Bank One Corp.                                              588,392
     16,600      BankAtlantic Bancorp, Inc. (Class A)                        170,150
      6,151      Banknorth Group, Inc.                                       141,227
      5,800      Banque Nationale de Paris (France)                          504,350
     13,500      Bayerische Vereinsbank AG (Germany)                         602,328
      3,400      City National Corp.                                         159,800
      8,150      Colonial BancGroup, Inc.                                    119,968
      2,300      Corus BankShares, Inc.                                      136,160
      3,300      Cullen/Frost Bankers, Inc.                                  115,863
      7,487      CVB Financial Corp.                                         142,028
      5,800      East West Bancorp, Inc.                                     148,016
        450      First Citizens BancShares, Inc.                              45,230
      4,550      First Merchants Corp.                                       106,925
      6,615      Fulton Financial Corp.                                      146,853
      2,800      Harbor Florida Bancshares, Inc.                              53,340
     79,000      HSBC Holdings PLC (United Kingdom)(a)                       915,378
      4,500      Independent Bank Corp.                                       87,975
      4,350      MAF Bancorp, Inc.                                           134,154
         96      Mizuho Holdings, Inc. (Japan)                               369,275
     48,850      Overseas-Chinese Banking Corp., Ltd. (Singapore)            308,869
      5,600      PFF Bancorp, Inc.                                           143,360
     28,700      San Paolo Imi SpA (Italy)                                   355,877
      6,850      Silicon Valley Bancshares(a)                                138,096
      4,250      Southwest Bancorporation of Texas, Inc.(a)                  142,885
     74,000      Sumitomo Bank (Japan)                                       530,160
     61,000      Sumitomo Trust & Banking Co., Ltd. (Japan)                  353,921
      5,850      Susquehanna Bancshares, Inc.                                121,914
     85,904      United Overseas Bank, Ltd. (Singapore)                      500,273
      7,205      Washington Federal, Inc.                                    191,725
      3,400      WestAmerica Bancorp.                                        134,130

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,800      Whitney Holding Corp.                              $        126,252
                                                                    ----------------
                                                                           8,859,353
-------------------------------------------------------------------------------------
Building & Construction  1.0%
      3,900      Centex Corp.                                                183,456
      6,176      D.R. Horton, Inc.                                           170,149
      4,700      KB Home                                                     153,173
      3,500      Lennar Corp.                                                160,615
      3,825      M.D.C. Holdings, Inc.                                       160,421
      3,950      Nortek, Inc.                                                105,149
      5,150      Thomas Industries, Inc.                                     132,458
      9,038      Vivendi SA (France)                                         530,276
      3,600      York International Corp.                                    119,232
                                                                    ----------------
                                                                           1,714,929
-------------------------------------------------------------------------------------
Chemicals  1.5%
     16,900      Akzo Nobel NV (Netherlands)                                 706,520
      4,400      Albany Molecular Research, Inc.(a)                          136,796
      5,150      Arch Chemicals, Inc.                                        103,515
      8,600      Cambrex Corp.                                               409,790
      5,125      Cytec Industries, Inc.(a)                                   166,511
      2,250      Du Pont Photomasks, Inc. (Class A)                           86,783
      3,900      Ferro Corp.                                                  86,190
      4,650      Great Lakes Chemical Corp.                                  132,014
      3,050      H.B. Fuller Co.                                             160,643
      5,650      Lubrizol Corp.                                              197,072
      3,650      Minerals Technologies, Inc.                                 155,015
      7,700      Olin Corp.                                                  129,899
      1,850      OM Group, Inc.                                              108,225
                                                                    ----------------
                                                                           2,578,973
-------------------------------------------------------------------------------------
Commercial Services  0.4%
      3,900      Arbitron, Inc.                                              102,570
     20,150      Kforce, Inc.(a)                                              99,541

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     34,100      Modis Professional Services, Inc.                  $        217,217
      7,600      Resources Connection, Inc.(a)                               193,040
                                                                    ----------------
                                                                             612,368
-------------------------------------------------------------------------------------
Computers  2.7%
     40,200      Dell Computer Corp.(a)                                    1,082,586
     12,400      EMC Corp.(a)                                                244,528
     59,000      Fujitsu, Ltd. (Japan)                                       550,827
      4,200      Hewlett-Packard Co.                                         103,572
     16,700      International Business Machines Corp.                     1,757,007
     29,050      Iomega Corp.                                                 46,190
     69,360      Maxtor Corp.(a)                                             457,776
      8,200      MTS Systems Corp.                                           114,800
     25,650      Silicon Graphics, Inc.(a)                                    16,160
     11,950      Storage Technology Corp.(a)                                 164,551
                                                                    ----------------
                                                                           4,537,997
-------------------------------------------------------------------------------------
Computer Services  1.8%
     22,800      Advanced Digital Information Corp.(a)                       258,780
     13,800      ASM Lithography Holding NV, (Netherlands)(a)                282,486
      3,300      CACI International, Inc. (Class A)(a)                       115,500
      8,700      Carreker Corp.(a)                                           164,865
      5,700      Catapult Communications Corp.(a)                             98,268
     34,200      Cisco Systems, Inc.(a)                                      657,324
     13,500      Inforte Corp.(a)                                            151,200
     20,000      Jack Henry & Associates, Inc.                               565,400
      8,400      MatrixOne, Inc.(a)                                          133,140
      8,600      Sapient Corp.(a)                                             53,750
     30,300      Sun Microsystems, Inc.(a)                                   493,587
      6,500      Tier Technologies, Inc. (Class B)(a)                         75,400
                                                                    ----------------
                                                                           3,049,700
-------------------------------------------------------------------------------------
Computer Software & Services  2.1%
     11,400      Actuate Corp.(a)                                            116,508
     21,400      BindView Development Corp.(a)                                29,318
     21,800      BMC Software, Inc.(a)                                       436,000
     28,500      Brio Technology, Inc.(a)                                    118,845

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      3,550      JDA Software Group, Inc.(a)                        $         74,195
     17,100      Keane, Inc.(a)                                              316,350
     23,700      Microsoft Corp.(a)                                        1,568,703
      4,750      NetIQ Corp.(a)                                              156,702
      8,950      Novell, Inc.(a)                                              44,661
     18,700      Oracle Corp.(a)                                             338,096
      8,600      Precise Software Solutions, Ltd.(a)                         186,104
      7,100      Verity, Inc.(a)                                             124,676
                                                                    ----------------
                                                                           3,510,158
-------------------------------------------------------------------------------------
Consumer Products  2.1%
     12,733      R.J. Reynolds Tobacco Holdings, Inc.                        683,889
     14,200      American Greetings Corp.                                    156,910
     10,500      Eastman Kodak Co.                                           454,755
     26,700      Electrolux AB, Ser. B (Sweden)                              401,646
          2      Japan Tobacco, Inc. (Japan)                                  14,505
      2,300      K-Swiss, Inc. (Class A Stock)                                74,750
     20,000      Kao Corp. (Japan)                                           468,005
     21,500      Philip Morris Co., Inc.                                     978,250
     19,350      RPM, Inc.                                                   179,568
      6,050      Tupperware Corp.                                            142,054
                                                                    ----------------
                                                                           3,554,332
-------------------------------------------------------------------------------------
Consumer Services  1.1%
     17,100      Cheap Tickets, Inc.(a)                                      199,044
      4,500      Ebay, Inc.(a)                                               281,565
      5,750      Navigant International, Inc.(a)                              99,187
     34,700      Service Corp. International(a)                              274,130
      3,150      Tetra Tech, Inc.(a)                                          71,505
      3,500      Travelocity.com, Inc.(a)                                     80,675
      6,200      Trico Marine Services, Inc.(a)                               60,946
      8,100      United Rentals, Inc.(a)                                     189,459
     17,200      Waste Management, Inc.                                      533,200
                                                                    ----------------
                                                                           1,789,711
-------------------------------------------------------------------------------------
Data Processing/Management  0.3%
     15,700      ProBusiness Services, Inc.(a)                               432,849

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Manufacturing  3.1%
      5,750      ESCO Technologies, Inc.                            $        161,575
      3,700      Federal Signal Corp.                                         78,070
     31,100      General Electric Co.                                      1,352,850
     11,700      Gerber Scientific, Inc.                                     126,594
      3,000      Harsco Corp.                                                 91,680
     33,000      Hutchison Whampoa, Ltd. (Hong Kong)                         318,378
    275,500      Invensys PLC (United Kingdom)                               333,957
      4,000      Minnesota Mining & Manufacturing Co.                        447,520
      3,900      National Service Industries, Inc.                            88,218
      8,600      Roper Industries, Inc.                                      325,510
     13,400      Thyssen Krupp AG (Germany)(a)                               185,520
     22,300      Tyco International, Ltd.                                  1,186,360
      7,000      Veba AG (Germany)                                           384,038
                                                                    ----------------
                                                                           5,080,270
-------------------------------------------------------------------------------------
Electronics  1.3%
      2,800      Fisher Scientific International, Inc.                        75,460
      2,500      Intermagnetics General Corp.(a)                              78,125
     29,547      Koninklijke (Royal) Philips Electronics NV
                  (Netherlands)                                              826,684
      5,400      Mentor Graphics Corp.(a)                                    100,710
     42,300      National Grid Group PLC (United Kingdon)                    286,539
      4,200      Polycom, Inc.(a)                                            106,890
     10,800      Sony Corp. (Japan)                                          532,275
      3,350      Tweeter Home Entertainment Group, Inc.(a)                    95,576
                                                                    ----------------
                                                                           2,102,259
-------------------------------------------------------------------------------------
Electronic Components  2.7%
      2,315      ABB Ltd. (Switzerland)                                       25,695
      3,400      Belden, Inc.                                                 83,130
      7,100      Cable Design Technologies Corp.(a)                          106,855
      4,300      Caliper Technologies Corp.(a)                                70,735
      9,400      CTS Corp.                                                   207,270
     17,100      DDI Corp.(a)                                                332,424
      3,300      Electronic Scientific Industries, Inc.(a)                   106,095
      5,750      Electronics for Imaging, Inc.(a)                            126,730

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     17,100      Gentex Corp.(a)                                    $        560,709
     68,000      Hitachi, Ltd. (Japan)                                       572,729
      4,450      Idacorp, Inc.                                               164,650
      5,550      Keithley Instruments, Inc.                                  111,278
      1,800      Kyocera Corp. (Japan)                                       135,016
     14,550      Methode Eletronics, Inc. (Class A)                          130,514
      4,900      Novellus Systems, Inc.(a)                                   249,753
      6,700      STMicroelectronics NV (France)                              213,328
      2,750      Technitrol, Inc.                                             68,255
     37,800      Texas Instruments, Inc.                                   1,304,100
                                                                    ----------------
                                                                           4,569,266
-------------------------------------------------------------------------------------
Exchange Traded Fund  0.2%
      6,800      Nasdaq-100 Shares                                           283,968
-------------------------------------------------------------------------------------
Financial Services  8.3%
     11,200      A.G. Edwards, Inc.                                          490,000
      2,400      Acom Co., Ltd. (Japan)(a)                                   195,793
      5,300      Allied Capital Corp.                                        123,225
     15,200      American Express Co.                                        613,016
      8,600      Americredit Corp.(a)                                        528,814
      2,150      Chittenden Corp.                                             71,918
     32,500      Citigroup, Inc.                                           1,631,825
      5,050      Doral Financial Corp.                                       187,153
      4,500      Downey Financial Corp.                                      263,565
      4,900      Eaton Vance Corp.                                           167,286
      9,400      Federal Home Loan Mortgage Corp.                            643,336
     10,400      Fortis NL NV (Netherlands)                                  271,397
      5,000      Goldman Sachs Group, Inc.                                   415,800
     16,000      Hartford Financial Group, Inc.                            1,059,360
     14,400      Household International Corp.                               954,576
      7,550      Indymac Bancorp, Inc.(a)                                    196,224
     12,700      ING Groep NV (Netherlands)                                  414,160
     15,800      Instinet Group, Inc.                                        219,620
     49,800      Investor AB (Sweden)                                        619,975
      4,700      Jefferies Group, Inc.                                       166,662
      2,500      J.P. Morgan Chase & Co.                                     108,250
      8,500      Lehman Brothers Holdings, Inc.                              612,000
      2,300      MBNA Corp.                                                   81,420

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     11,800      Merrill Lynch & Co., Inc.                          $        640,032
      8,800      Morgan Stanley Dean Witter & Co.                            526,416
     86,000      Nikko Securities Co., Ltd. (Japan)                          540,321
      3,700      Orix Corp. (Japan)                                          312,818
      8,300      PNC Bank Corp.                                              550,705
      4,050      Provident Financial Group, Inc.                             133,691
      7,700      Sky Financial Group, Inc.                                   150,612
     13,200      Stilwell Financial, Inc.                                    391,512
      2,850      Triad Guaranty, Inc.                                        108,015
      3,250      Webster Financial Corp.                                     116,155
        960      Zurich Financial Services AG (Switzerland)                  318,832
                                                                    ----------------
                                                                          13,824,484
-------------------------------------------------------------------------------------
Food & Beverage  2.3%
     62,900      Cadbury Schweppes PLC (United Kingdom)                      428,774
      6,800      Corn Products International, Inc.                           201,960
      3,250      Dean Foods Co.                                              136,175
     11,500      Del Monte Foods Co.                                         103,385
     62,100      Diageo PLC (United Kingdom)(a)                              638,524
     12,100      Dole Food Co., Inc.                                         272,734
     12,500      Heineken NV (Netherlands)                                   493,785
     21,200      PepsiCo, Inc.                                               988,556
     23,000      Sara Lee Corp.                                              463,910
      1,900      Suiza Foods Corp.(a)                                        104,671
                                                                    ----------------
                                                                           3,832,474
-------------------------------------------------------------------------------------
Gas Distribution  0.4%
      4,900      AGL Resources, Inc.                                         117,600
      3,350      CH Energy Group, Inc.                                       141,203
      5,950      Energen Corp.                                               151,725
      3,600      New Jersey Resources Corp.                                  156,420
      9,300      Oneok, Inc.                                                 169,260
                                                                    ----------------
                                                                             736,208
-------------------------------------------------------------------------------------
Health Care  1.0%
     14,900      HCA-The Healthcare Corp.                                    684,655

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      8,500      Health Net, Inc.(a)                                $        155,975
      9,300      Humana, Inc.(a)                                             103,695
      3,350      Sunrise Assisted Living, Inc.(a)                            102,208
      5,300      Wellpoint Health Networks, Inc.(a)                          566,888
                                                                    ----------------
                                                                           1,613,421
-------------------------------------------------------------------------------------
Hotels & Leisure  1.1%
      5,700      Argosy Gaming Co.                                           150,480
     24,900      Boyd Gaming Corp.                                           149,898
      6,000      Marriott International, Inc. (Class A)                      286,500
     39,400      MeriStar Hotels & Resorts, Inc.(a)                           69,738
      9,400      Prime Hospitality Corp.(a)                                  112,894
     20,300      Starwood Hotels & Resorts Worldwide, Inc.                   724,507
     11,900      Station Casinos, Inc.(a)                                    171,241
      5,000      WMS Industries, Inc.                                        115,000
                                                                    ----------------
                                                                           1,780,258
-------------------------------------------------------------------------------------
Insurance  5.1%
      5,600      Alfa Corp.                                                  135,016
     24,135      Alleanza Assicurazioni SpA (Italy)                          268,626
      2,841      Allianz AG (Germany)                                        798,579
     15,300      Allstate Corp.                                              534,888
     12,450      American International Group, Inc.                        1,036,462
      4,550      Arthur J. Gallagher & Co.                                   125,125
     20,780      AXA (France)                                                608,691
      7,300      Chubb Corp.                                                 512,241
      4,800      CIGNA Corp.                                                 481,488
      7,650      CNA Surety Corp.                                            110,007
      4,700      Commerce Group, Inc.(a)                                     173,148
      4,390      Fidelity National Financial, Inc.                           112,560
      7,300      First American Financial Corp.                              129,575
      5,000      LandAmerica Financial Group, Inc.                           160,000
      4,550      Leucadia National Corp.                                     148,603
      7,000      Lincoln National Corp.                                      357,210
      8,400      Loews Corp.                                                 476,784
      6,400      Milacron, Inc.                                              117,120

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     17,900      Old Republic International Corp.                   $        474,350
      5,400      Presidential Life Corp.                                     103,842
     11,700      Reinsurance Group of America, Inc.                          457,236
      4,950      StanCorp Financial Group, Inc.                              218,295
     11,400      XL Capital, Ltd.                                            874,950
                                                                    ----------------
                                                                           8,414,796
-------------------------------------------------------------------------------------
Internet  0.3%
     15,700      Avocent Corp.(a)                                            406,630
      2,800      DigitalThink, Inc.(a)                                        40,600
      2,150      Sonicwall, Inc.(a)                                           45,688
                                                                    ----------------
                                                                             492,918
-------------------------------------------------------------------------------------
Machinery  0.4%
     11,450      AGCO Corp.                                                  118,049
      5,500      Applied Industrial Technologies, Inc.                        94,325
      7,100      JLG Industries, Inc.                                         80,230
      6,600      Lincoln Electric Holdings, Inc.                             157,872
      3,950      Manitowoc Co., Inc.                                         109,771
      3,600      Sauer-Danfos, Inc.                                           32,760
      5,400      Snap-On, Inc.                                               145,800
                                                                    ----------------
                                                                             738,807
-------------------------------------------------------------------------------------
Manufacturing  1.1%
      1,710      Compagnie de Saint Gobain (France)                          252,320
      8,200      CoorsTek, Inc.(a)                                           255,020
      9,500      Jakks Pacific, Inc.                                         190,285
      6,500      Merix Corp.                                                 158,405
     12,100      Mettler-Toledo International, Inc.(a)                       515,460
     16,400      Varian Medical Systems, Inc.                                471,992
                                                                    ----------------
                                                                           1,843,482
-------------------------------------------------------------------------------------
Media  2.6%
      8,600      Acme Communications, Inc.(a)                                 68,800
     17,300      AOL Time Warner, Inc.(a)                                    786,285
      6,250      Banta Corp.                                                 173,812
         21      Clear Channel Communications, Inc.(a)                         1,231

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,900      Consolidated Graphics, Inc.(a)                     $        129,800
     28,500      Entravision Communications Corp.(a)                         357,105
     10,750      Lagardere SCA (France)                                      567,180
      2,000      Liberty Corp.                                                79,700
      1,100      Media General, Inc.                                          52,789
     19,600      Metro Goldwyn Mayer, Inc.                                   392,000
     13,000      Univision Communications, Inc.(a)                           496,340
     23,824      Viacom, Inc.(a)                                           1,186,435
                                                                    ----------------
                                                                           4,291,477
-------------------------------------------------------------------------------------
Medical Products & Services  3.5%
     16,800      Amgen, Inc.(a)                                            1,053,528
      2,800      Aspect Medical Systems, Inc.                                 33,348
      7,900      Baxter International, Inc.                                  393,420
      7,500      Coventry Health Care, Inc.(a)                               172,575
      4,000      Digene Corp.(a)                                             138,520
     13,200      Genetech, Inc.(a)                                           558,360
     11,374      GlaxoSmithKline PLC (United Kingdom)(a)                     328,789
     25,400      Health Management Associates, Inc.                          501,904
      9,400      Johnson & Johnson                                           508,540
      5,550      Mid-Atlantic Medical Services, Inc.                         116,550
      5,000      North American Scientific, Inc.(a)                           76,750
      4,300      ORATEC Interventions, Inc.                                   36,464
     12,700      Ortec International, Inc.                                    90,170
     15,000      Packard BioScience Co.                                      144,450
     15,801      Pharmacia Corp.                                             705,040
      7,000      Sepracor, Inc.                                              308,420
      7,600      STERIS Corp.(a)                                             163,476
      2,900      Triad Hospitals, Inc.(a)                                     98,368
      2,300      Varian Medical Systems, Inc.                                164,450
      5,700      Ventana Medical Systems, Inc.(a)                            190,950
      4,000      VISX, Inc.                                                   63,600
                                                                    ----------------
                                                                           5,847,672
-------------------------------------------------------------------------------------
Mining  0.5%
     22,400      Freeport-McMoRan Copper & Gold, Inc. (Class
                  A)(a)                                                      218,624

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,600      Freeport-McMoRan Copper & Gold, Inc. (Class
                  B)(a)                                             $         81,776
      2,900      Massey Energy Corp.                                          49,822
     10,100      Newmont Mining Corp.                                        188,870
     10,700      Stillwater Mining Co.(a)                                    276,060
                                                                    ----------------
                                                                             815,152
-------------------------------------------------------------------------------------
Networking  0.4%
      3,250      Anixter International, Inc.(a)                               93,763
      1,650      Black Box Corp.(a)                                           90,519
     21,600      Ixia(a)                                                     302,616
     33,100      Lucent Technologies, Inc.                                   221,770
                                                                    ----------------
                                                                             708,668
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.9%
     11,000      Canon, Inc. (Japan)                                         372,000
     11,050      Daisytek International Corp.(a)                             169,175
     16,100      Harris Corp.                                                483,322
      2,200      United Stationers, Inc.                                      72,578
      3,450      Wallace Computer Services, Inc.                              58,788
     35,700      Xerox Corp.                                                 284,886
                                                                    ----------------
                                                                           1,440,749
-------------------------------------------------------------------------------------
Oil & Gas  5.3%
      5,000      Amerada Hess Corp.                                          386,400
      2,800      Cal Dive International, Inc.                                 52,360
     11,500      Conoco, Inc. (Class A)                                      354,660
     20,500      Diamond Offshore Drilling, Inc.                             601,470
     57,200      ENI                                                         695,750
     38,900      ENSCO International, Inc.                                   804,841
     13,100      FMC Technologies, Inc.                                      236,717
     27,850      Grey Wolf, Inc.                                              86,892
     22,700      Halliburton Co.                                             794,727
      6,300      Key Energy Services, Inc.                                    58,590
     11,900      Nabors Industries, Inc.                                     348,670
     14,600      Santa Fe International Corp.                                436,540
     16,900      Schlumberger, Ltd. (France)                                 908,375
      3,892      Stone Energy Corp.(a)                                       177,281

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,100      Superior Energy Services, Inc.(a)                  $         60,350
     17,900      Talisman Energy, Inc. (Canada)(a)                           703,649
      7,733      TotalFinaElf SA, ADR                                        548,115
      5,440      TotalFinaElf SA (France)                                    774,595
      4,550      Universal Compression Holdings, Inc.(a)                     127,627
      6,800      WGL Holdings, Inc.                                          189,244
     13,100      Williams Companies, Inc.                                    438,850
                                                                    ----------------
                                                                           8,785,703
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.8%
    105,900      BP Amoco PLC (United Kingdom)                               881,225
      8,600      Chesapeake Energy Corp.                                      55,556
      8,800      Comstock Resources, Inc.(a)                                  64,416
      5,750      Seitel, Inc.(a)                                              77,625
      4,200      Spinnaker Exploration Co.                                   169,260
      7,000      Vintage Petroleum, Inc.                                     129,850
                                                                    ----------------
                                                                           1,377,932
-------------------------------------------------------------------------------------
Paper & Packaging  2.0%
     11,600      Boise Cascade Corp.                                         419,920
      5,750      Buckeye Technologies, Inc.(a)                                77,913
     13,950      Caraustar Industries, Inc.                                  138,803
     13,448      Georgia-Pacific Group                                       492,197
     12,100      International Paper Co.                                     494,406
     11,100      Louisiana-Pacific Corp.                                     117,882
     33,650      Pactiv Corp.(a)                                             522,584
      4,500      Pope & Talbot, Inc.                                          62,100
      9,200      Temple-Inland, Inc.                                         570,860
      6,600      Universal Forest Products, Inc.                             129,426
     11,200      UPM-Kymmene Oy (Finland)                                    333,466
                                                                    ----------------
                                                                           3,359,557
-------------------------------------------------------------------------------------
Pharmaceuticals  3.2%
     13,800      Abbott Laboratories                                         739,542

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     13,250      Alpharma, Inc. (Class A)                           $        373,782
     19,800      American Home Products Corp.                              1,194,138
      5,551      Aventis SA (France)                                         427,040
      6,900      Elan Corp. PLC, ADR(a)                                      398,475
      1,100      Eli Lilly & Co.                                              87,208
      7,450      Perrigo Co.                                                 123,447
     20,600      Pfizer, Inc.                                                849,132
      3,200      Pharmaceutical Product Development, Inc.(a)                 113,312
      5,450      Roche Holdings AG (Switzerland)                             415,391
     20,000      Yamanouchi Pharmaceutical Co., Ltd.                         554,554
                                                                    ----------------
                                                                           5,276,021
-------------------------------------------------------------------------------------
Printing & Publishing  0.1%
      7,200      Pearson PLC, ADR(a)                                         110,880
-------------------------------------------------------------------------------------
Publishing  1.1%
      5,400      Hollinger, Inc.                                              78,408
     13,300      Knight-Ridder, Inc.                                         819,147
     14,600      New York Times Co. (Class A)                                675,980
     12,300      Wolters Kluwer NV (Netherlands)(a)                          326,257
                                                                    ----------------
                                                                           1,899,792
-------------------------------------------------------------------------------------
Real Estate  0.3%
     25,500      Security Capital Group, Inc. (Class B)                      525,300
-------------------------------------------------------------------------------------
Real Estate Investment Trust  2.2%
      6,250      Amli Residential Properties Trust                           146,562
      6,450      Arden Realty, Inc.                                          163,830
      7,550      Boykin Lodging Co.                                           91,355
      4,250      BRE Properties, Inc.                                        129,030
      5,750      Cabot Industrial Trust                                      120,750
      3,200      Camden Property Trust                                       119,840
      5,700      Capital Automotive REIT                                      96,843
        700      CBL & Associates Properties, Inc.                            21,588
      6,250      CBRL Group, Inc.                                            121,187
     16,800      Equity Office Properties Trust                              504,336
      6,900      Felcor Lodging Trust, Inc.                                  150,006
      4,350      First Industrial Realty Trust, Inc.                         136,590

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,500      Glenborough Realty Trust, Inc.                     $        141,750
      6,600      Highwoods Properties, Inc.                                  168,630
      2,400      Home Properties of New York, Inc.                            72,360
      4,600      Hospitality Properties Trust                                129,030
     18,200      HRPT Properties Trust                                       157,066
      5,750      Innkeepers USA Trust                                         67,218
     10,700      JDN Realty Corp.                                            127,544
      3,400      Kilroy Realty Corp.                                          91,120
      7,350      New Plan Excel Realty Trust, Inc.                           117,968
      2,500      Realty Income Corp.                                          71,675
     15,700      Reckson Associates Realty Corp.                             347,755
      5,950      Regency Centers Corp.                                       153,034
      3,650      Summit Properties, Inc.                                      95,265
      3,750      Weingarten Realty Investors                                 167,625
                                                                    ----------------
                                                                           3,709,957
-------------------------------------------------------------------------------------
Restaurants  0.8%
      5,700      CEC Entertainment, Inc.                                     203,433
     20,600      Darden Restaurants, Inc.                                    615,940
      6,900      Landry's Seafood Restaurants, Inc.                          130,410
      8,100      McDonald's Corp.                                            236,034
      6,600      Ruby Tuesday, Inc.                                          122,760
                                                                    ----------------
                                                                           1,308,577
-------------------------------------------------------------------------------------
Retail  5.6%
      2,900      BJ's Wholesale Club, Inc.(a)                                162,400
     10,950      Borders Group, Inc.(a)                                      252,616
      2,650      Christopher & Banks Corp.                                    71,020
     12,000      Cost Plus, Inc.                                             338,760
      7,650      Dillard's, Inc. (Class A)                                   113,526
     16,500      Federated Department Stores, Inc.(a)                        636,900
        925      Fred's, Inc. (Class A)                                       23,449
      6,400      Friedman's, Inc. (Class A)                                   47,680
     15,600      Gillette Co.                                                434,772
     38,820      Great Universal Stores PLC (United Kingdom)                 345,454
     30,200      Home Depot, Inc.                                          1,521,174
     16,450      IKON Office Solutions, Inc.                                 127,981

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,500      Kenneth Cole Productions, Inc. (Class A)           $        108,625
     17,400      Kohl's Corp.(a)                                             996,672
      1,900      Libbey, Inc.                                                 65,265
      8,600      Linens 'n Things, Inc.                                      221,020
      2,800      Payless Shoesource, Inc.(a)                                 160,356
      8,200      Phillips-Van Heusen Corp.                                   112,340
      8,150      Pier 1 Imports, Inc.                                         95,763
     15,450      ShopKo Stores, Inc.                                         133,642
     12,600      Sonic Automatic, Inc.(a)                                    245,700
     15,600      Target Corp.                                                603,720
    131,500      Tesco PLC (United Kingdom)(a)                               470,706
     25,900      The Limited, Inc.                                           439,523
     17,200      Tiffany & Co.                                               607,160
     15,600      Value City Department Stores, Inc.                           97,344
     12,750      Venator Group, Inc.                                         210,375
     12,200      Wal-Mart Stores, Inc.                                       681,980
                                                                    ----------------
                                                                           9,325,923
-------------------------------------------------------------------------------------
Semiconductors  3.3%
      5,700      Alpha Industries, Inc.(a)                                   217,284
      8,700      Applied Materials, Inc.(a)                                  398,982
     10,000      Credence Systems Corp.(a)                                   207,000
     21,800      Integrated Circuit Systems, Inc.(a)                         420,740
     18,300      Intel Corp.                                                 545,523
     20,700      Intersil Holding Corp.(a)                                   718,290
      4,400      KLA Instruments Corp.(a)                                    239,316
      8,900      Micron Technology, Inc.                                     373,800
      3,000      Nanometrics, Inc.(a)                                         99,000
     15,400      National Semiconductor Corp.(a)                             493,570
      8,600      Power Integrations, Inc.(a)                                 186,190
     11,400      Rudolph Technologies, Inc.(a)                               473,100
     15,700      Semtech Corp.(a)                                            581,685
     16,400      Varian Semiconductor Equipment Associates,
                  Inc.(a)                                                    576,624
                                                                    ----------------
                                                                           5,531,104

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Steel & Metals  1.2%
     11,300      Alcoa, Inc.                                        $        443,299
      4,400      Carpenter Technology Corp.                                  120,736
      3,250      Century Aluminum Co.                                         56,713
      3,750      Cleveland-Cliffs, Inc.                                       62,812
      4,300      Ladish Co., Inc.(a)                                          68,800
      7,300      NS Group, Inc.                                               69,350
      7,100      Phelps Dodge Corp.                                          286,840
      3,000      Precision Castparts Corp.                                   109,500
      5,500      Quanex Corp.                                                150,425
      8,600      Reliance Steel & Aluminum Co.                               214,140
      6,550      Timken Co.                                                  109,188
      8,400      Wolverine Tube, Inc.(a)                                     130,368
      9,650      Worthington Industries, Inc.                                135,679
                                                                    ----------------
                                                                           1,957,850
-------------------------------------------------------------------------------------
Telecommunications  6.7%
     28,500      Advanced Fibre Communications, Inc.(a)                      719,625
      9,500      Alcatel (France)                                            169,295
      6,800      ALLTEL Corp.                                                419,220
      3,600      Andrew Corp.(a)                                              79,344
     19,900      AT&T Corp.                                                  402,179
     19,503      AT&T Wireless Svcs., Inc.(a)                                364,511
     94,130      British Telecommunications PLC (United Kingdom)             655,085
     11,400      Leap Wireless International, Inc.(a)                        279,756
     73,700      Liberty Media Group (Class A)                             1,159,301
     27,100      Nokia Corp., ADR(a)                                         591,051
         30      NTT Mobile Communication (Japan)                            415,915
     62,734      Portugal Telecom SA (Portugal)                              449,927
     13,900      Powerwave Technologies, Inc.(a)                             238,523
     28,400      Qwest Communications International, Inc.(a)                 738,400
      2,800      SBA Communcations Corp.(a)                                   55,188
     12,000      SBC Communications, Inc.                                    540,360
      5,700      Sierra Wireless, Inc.(a)                                     69,255
     37,000      Sprint Corp.                                                886,542
     12,800      Stanford Microdevices, Inc.(a)                              102,400

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     33,672      Telefonica SA (Spain)                              $        410,453
     12,100      Verizon Communications, Inc.                                655,215
    212,900      Vodafone Airtouch PLC (United Kingdom)(a)                   466,052
     20,375      Vodafone Group PLC, ADR(a)                                  439,081
     21,400      Western Multiplex Corp. (Class A)(a)                        102,720
      5,000      Western Wireless Corp.(a)                                   194,550
     33,000      Worldcom, Inc.(a)                                           462,000
                                                                    ----------------
                                                                          11,065,948
-------------------------------------------------------------------------------------
Trucking & Shipping  1.5%
      8,600      Alexander & Baldwin, Inc.                                   218,440
      3,550      Arkansas Best Corp.(a)                                       97,980
     11,500      Canadian Pacific Ltd.                                       435,850
      4,700      CNF Transporation, Inc.                                     152,562
         52      East Japan Railway                                          278,784
     10,850      Forward Air Corp.                                           300,002
     49,600      OMI Corp.                                                   237,584
      4,300      Roadway Express, Inc.                                       124,915
      7,400      Teekay Shipping Corp.                                       254,560
      5,900      Union Pacific Corp.                                         316,771
      6,550      Yellow Corp.(a)                                             142,528
                                                                    ----------------
                                                                           2,559,976
-------------------------------------------------------------------------------------
Utilities  2.9%
      5,700      ALLETE, Inc.                                                135,033
     15,680      Alstom                                                      437,331
     14,300      Beacon Power Corp.(a)                                        66,495
      3,750      California Water Service Group                               89,813
      9,800      Cleco Corp.                                                 222,950
      6,550      El Paso Electric Co.                                         94,910
     36,400      Endesa SA (Spain)                                           594,477
      6,375      Exelon Corp.                                                360,187
      6,500      Kansas City Power & Light Co.                               157,950
      3,900      MDU Resources Group, Inc.                                   118,443
      2,800      NewPower Holdings, Inc.                                      19,600
     19,800      NiSource, Inc.                                              521,928

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      3,650      OGE Energy Corp.                                   $         78,840
      4,400      Park Electrochemical Corp.                                  108,460
      3,550      Peoples Energy Corp.                                        135,113
     30,800      PG&E Corp.                                                  457,996
     20,000      Power-One, Ltd.(a)                                          310,000
      4,800      Public Service Company of New Mexico(a)                     142,128
     19,350      Suez Lyonnaise des Eaux (France)                            653,561
      5,250      Western Resources, Inc.                                      97,597
                                                                    ----------------
                                                                           4,802,812
                                                                    ----------------
                 Total long-term investments (cost $158,192,254)         157,036,211
                                                                    ----------------
SHORT-TERM INVESTMENTS  5.8%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$     9,722      Joint Repurchase Agreement Account,
                  3.87%, 8/1/01 (cost $9,722,000; Note 5)                  9,722,000
                                                                    ----------------
                 Total Investments  100.2%
                  (cost $167,914,254; Note 4)                            166,758,211
                 Liabilities in excess of other
                  assets  (0.2%)                                            (370,180)
                                                                    ----------------
                 Net Assets  100%                                   $    166,388,031
                                                                    ----------------
                                                                    ----------------

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.
(a) Non-income producing security.
AB--Aktiebolag (Swedish Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oy--Osakehio (Finnish Company).
PLC--Public Liability Company (British Company).
REIT--Real Estate Investment Trust.
SA--Sociedad Anonima (Spanish Corporation) or SA-- Societe Anonyme (French Corporation).
SCA--Societe Capital Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).
    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Assets and Liabilities

                                                                   July 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $167,914,254)                           $166,758,211
Foreign currency, at value (cost $134,018)                               133,235
Receivable for investments sold                                        2,054,458
Receivable for Fund shares sold                                          387,889
Dividends and interest receivable                                        102,838
Tax reclaim receivable                                                    29,788
                                                                  ----------------
      Total assets                                                   169,466,419
                                                                  ----------------
LIABILITIES
Payable to custodian                                                     102,367
Payable for investments purchased                                      2,133,055
Payable for Fund shares reacquired                                       461,163
Accrued expenses                                                         159,632
Distribution fee payable                                                 112,531
Management fee payable                                                   105,629
Foreign withholding tax payable                                            4,011
                                                                  ----------------
      Total liabilities                                                3,078,388
                                                                  ----------------
NET ASSETS                                                          $166,388,031
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     15,715
   Paid-in capital in excess of par                                  169,264,410
                                                                  ----------------
                                                                     169,280,125
   Distributions in excess of net investment income                      (85,442)
   Undistributed net realized loss on investments                     (1,650,329)
   Net unrealized depreciation on investments and foreign
      currency transactions                                           (1,156,323)
                                                                  ----------------
Net assets, July 31, 2001                                           $166,388,031
                                                                  ----------------
                                                                  ----------------

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                   July 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($39,527,818 / 3,692,578 shares of beneficial interest
      issued and outstanding)                                             $10.70
   Maximum sales charge (5% of offering price)                              0.56
                                                                  ----------------
   Maximum offering price to public                                       $11.26
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($86,940,550 / 8,244,107 shares of beneficial
      interest issued and outstanding)                                    $10.55
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($36,507,113 / 3,461,823 shares of beneficial interest
      issued and outstanding)                                             $10.55
   Sales charge (1% of offering price)                                      0.11
                                                                  ----------------
   Offering price to public                                               $10.66
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($3,412,550 / 316,992 shares of beneficial
      interest issued and outstanding)                                    $10.77
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                   July 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $79,489)         $    1,977,479
   Interest                                                               708,439
                                                                  ----------------
      Total income                                                      2,685,918
                                                                  ----------------
Expenses
   Management fee                                                       1,213,003
   Distribution fee--Class A                                               97,820
   Distribution fee--Class B                                              849,490
   Distribution fee--Class C                                              353,869
   Custodian's fees and expenses                                          385,000
   Transfer agent's fees and expenses                                     302,000
   Reports to shareholders                                                203,000
   Registration fees                                                       64,000
   Audit fee                                                               25,000
   Legal fees                                                              25,000
   Trustees' fees                                                          20,000
   Miscellaneous                                                            6,013
                                                                  ----------------
      Total expenses                                                    3,544,195
                                                                  ----------------
Net investment loss                                                      (858,277)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                              1,292,627
   Foreign currency transactions                                          (79,745)
                                                                  ----------------
                                                                        1,212,882
                                                                  ----------------
Net change in unrealized appreciation (depreciation) of:
   Investments                                                        (18,672,362)
   Foreign currency                                                         4,287
                                                                  ----------------
                                                                      (18,668,075)
                                                                  ----------------
Net loss on investments and foreign currencies                        (17,455,193)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (18,313,470)
                                                                  ----------------
                                                                  ----------------

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Changes in Net Assets

                                                         Year Ended July 31,
                                                 ------------------------------------
                                                       2001                2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $   (858,277)       $   (593,753)
   Net realized gain on investments and
      foreign currency transactions                   1,212,882          17,935,568
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                            (18,668,075)          5,900,003
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                     (18,313,470)         23,241,818
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Distributions in excess of net investment
      income
      Class A                                                --            (798,740)
      Class B                                                --          (1,548,906)
      Class C                                                --            (694,850)
      Class Z                                                --          (1,329,649)
                                                 ----------------    ----------------
                                                             --          (4,372,145)
                                                 ----------------    ----------------
   Distributions from net realized gains
      Class A                                        (2,991,298)           (510,822)
      Class B                                        (6,683,757)         (1,183,192)
      Class C                                        (2,720,970)           (530,788)
      Class Z                                          (122,496)           (794,899)
                                                 ----------------    ----------------
                                                    (12,518,521)         (3,019,701)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                     62,710,336          75,419,062
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  12,225,780           7,276,356
   Cost of shares reacquired                        (26,141,501)        (68,742,787)
                                                 ----------------    ----------------
   Net increase in net assets from Fund share
      transactions                                   48,794,615          13,952,631
                                                 ----------------    ----------------
Total increase                                       17,962,624          29,802,603
NET ASSETS
Beginning of year                                   148,425,407         118,622,804
                                                 ----------------    ----------------
End of year                                        $166,388,031        $148,425,407
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements

      Strategic Partners Allocation Funds (the 'Trust'), formerly Prudential Diversified Funds, are registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners High Growth Fund ('the Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners Moderate Growth Fund. These financial statements relate only to Strategic Partners High Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund's Advisers consist of Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), formerly known as Prudential Investment Corporation, Lazard Asset Management, Franklin Advisers, Inc. and the Dreyfus Corporation.

      The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances, substantially all of the Fund's assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Prudential Investment Fund Management LLC ('PIFM' or the 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.
    34

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is
                                                                          35

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $1,014,056, decrease accumulated net realized gain on investments by $1,977,522 and increase paid-in capital in excess of par by $963,466 for the year ended July 31, 2001, for redemptions utilized as distributions for federal income tax purposes and realized and recognized currency gains during the period and due to a net operating loss. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PIFM is
    36

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended July 31, 2001.

      PIMS has advised the Fund that it has received approximately $190,100 and $132,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2001.

      PIMS has advised the Fund that for the year ended July 31, 2001, it has received approximately $188,000 and $20,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for
                                                                          37

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended July 31, 2001, the Fund incurred fees of approximately $252,800 for the services of PMFS. As of July 31, 2001 approximately $23,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended July 31, 2001, Prudential Securities Incorporated, a wholly owned subsidiary of Prudential, earned approximately $30 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2001, aggregated $168,964,837 and $123,083,386, respectively.

      The United States federal income tax basis of the Fund's investments at July 31, 2001 was $169,994,614 and accordingly, net unrealized depreciation on investments for federal income tax purposes was $3,236,403 (gross unrealized appreciation $14,623,832, gross unrealized depreciation $17,860,235).

      For United States Federal income tax purposes, the Fund will elect to treat net currency losses of approximately $45,000 incurred in the nine month period ended July 31, 2001 as having been incurred in the next fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2001, the Fund had a 1.7% undivided interest in the joint account. The undivided interest for the Fund represents $9,722,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Deutsche Bank Alex. Brown, 3.87%, in the principal amount of $65,821,000, repurchase price $65,828,075, due 8/1/01. The value of the collateral including accrued interest was $67,137,420.
    38

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

      Greenwich Capital Markets, Inc., 3.87%, in the principal amount of $180,000,000, repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,519.

      Morgan Stanley Co., Inc., 3.87%, in the principal amount of $180,000,000 repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,260.

      State Street Bank & Trust Co., 3.87%, in the principal amount of $145,661,000, repurchase price $145,676,658, due 8/1/01. The value of the collateral including accrued interest was $148,578,786.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    1,257,928    $ 14,867,212
Shares issued in reinvestment of dividends and distributions     262,678       2,920,976
Shares reacquired                                               (753,781)     (8,636,896)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     766,825       9,151,292
Shares issued upon conversion from Class B                       169,673       1,979,162
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    936,498    $ 11,130,454
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    1,540,352    $ 19,257,931
Shares issued in reinvestment of dividends and distributions     106,417       1,264,231
Shares reacquired                                               (967,716)    (12,147,899)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     679,053       8,374,263
Shares issued upon conversion from Class B                       233,346       3,014,476
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    912,399    $ 11,388,739
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          39

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    2,503,158    $ 28,942,699
Shares issued in reinvestment of dividends and distributions     597,823       6,582,027
Shares reacquired                                               (891,341)    (10,095,052)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,209,640      25,429,674
Shares reacquired upon conversion into Class A                  (171,643)     (1,979,162)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,037,997    $ 23,450,512
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    3,291,551    $ 40,858,317
Shares issued in reinvestment of dividends and distributions     226,817       2,687,787
Shares reacquired                                               (655,599)     (8,105,781)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,862,769      35,440,323
Shares reacquired upon conversion into Class A                  (234,534)     (3,014,476)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,628,235    $ 32,425,847
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended July 31, 2001:
Shares sold                                                    1,328,084    $ 15,425,950
Shares issued in reinvestment of dividends and distributions     236,394       2,602,699
Shares reacquired                                               (563,097)     (6,282,292)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,001,381    $ 11,746,357
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    1,132,420    $ 14,053,104
Shares issued in reinvestment of dividends and distributions     101,310       1,200,525
Shares reacquired                                               (508,887)     (6,343,433)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    724,843    $  8,910,196
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended July 31, 2001:
Shares sold                                                      304,334    $  3,474,475
Shares issued in reinvestment of dividends and distributions      10,760         120,078
Shares reacquired                                                (99,609)     (1,127,261)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    215,485    $  2,467,292
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2000:
Shares sold                                                       96,668    $  1,249,710
Shares issued in reinvestment of dividends and distributions     178,772       2,123,813
Shares reacquired                                             (3,324,795)    (42,145,674)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (3,049,355)   $(38,772,151)
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights

                                                           Class A
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of
period                                  $ 12.95         $ 11.52            $  10.00
                                     -------------   -------------         --------
Income from investment operations:
Net investment income                        --(e)           --(e)               --(e)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                  (1.27)           2.14                1.52
                                     -------------   -------------         --------
      Total from investment
      operations                          (1.27)           2.14                1.52
                                     -------------   -------------         --------
Less distributions:
Dividends in excess of net
   investment income                         --            (.43)                 --
Distributions from net realized
capital gains                              (.98)           (.28)                 --
                                     -------------   -------------         --------
      Total dividends and
      distributions                        (.98)           (.71)                 --
                                     -------------   -------------         --------
Net asset value, end of period          $ 10.70         $ 12.95            $  11.52
                                     -------------   -------------         --------
                                     -------------   -------------         --------
TOTAL RETURN(b)                          (10.09)%         18.99%              15.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $39,528         $35,678            $ 21,248
Average net assets (000)                $39,128         $27,528            $ 10,442
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees             1.64%           1.54%               1.73%(c)
   Expenses, excluding distribution
      and service (12b-1) fees             1.39%           1.29%               1.48%(c)
   Net investment income                    .02%            .01%                .02%(c)
For Classes A, B, C and Z shares:
   Portfolio turnover rate                   83%             67%                 38%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Less than $.005 per share.
    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights Cont'd.

                                                           Class B
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of
period                                  $ 12.86         $ 11.47            $  10.00
                                     -------------   -------------         --------
Income from investment operations:
Net investment income (loss)               (.08)           (.09)               (.05)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                  (1.25)           2.12                1.52
                                     -------------   -------------         --------
      Total from investment
      operations                          (1.33)           2.03                1.47
                                     -------------   -------------         --------
Less distributions:
Dividends in excess of net
   investment income                         --            (.36)                 --
Distributions from net realized
capital gains                              (.98)           (.28)                 --
                                     -------------   -------------         --------
      Total dividends and
      distributions                        (.98)           (.64)                 --
                                     -------------   -------------         --------
Net asset value, end of period          $ 10.55         $ 12.86            $  11.47
                                     -------------   -------------         --------
                                     -------------   -------------         --------
TOTAL RETURN(b)                          (10.66)%         18.13%              14.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $86,941         $79,793            $ 41,049
Average net assets (000)                $84,949         $60,994            $ 24,260
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees             2.39%           2.29%               2.48%(c)
   Expenses, excluding distribution
      and service (12b-1) fees             1.39%           1.29%               1.48%(c)
   Net investment income (loss)            (.72)%          (.71)%              (.70)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights Cont'd.

                                                           Class C
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of
period                                  $ 12.86         $ 11.47            $  10.00
                                     -------------   -------------         --------
Income from investment operations:
Net investment income (loss)               (.08)           (.09)               (.05)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                  (1.25)           2.12                1.52
                                     -------------   -------------         --------
      Total from investment
      operations                          (1.33)           2.03                1.47
                                     -------------   -------------         --------
Less distributions:
Dividends in excess of net
   investment income                         --            (.36)                 --
Distributions from net realized
capital gains                              (.98)           (.28)                 --
                                     -------------   -------------         --------
      Total dividends and
      distributions                        (.98)           (.64)                 --
                                     -------------   -------------         --------
Net asset value, end of period          $ 10.55         $ 12.86            $  11.47
                                     -------------   -------------         --------
                                     -------------   -------------         --------
TOTAL RETURN(b)                          (10.66)%         18.13%              14.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $36,507         $31,636            $ 19,914
Average net assets (000)                $35,387         $26,413            $ 15,204
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees             2.39%           2.29%               2.48%(c)
   Expenses, excluding distribution
      and service (12b-1) fees             1.39%           1.29%               1.48%(c)
   Net investment income (loss)            (.73)%          (.73)%              (.75)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights Cont'd.

                                                           Class Z
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of
period                                  $ 12.98         $ 11.56            $  10.00
                                     -------------   -------------         --------
Income from investment operations:
Net investment income                       .03             .02                 .02
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                  (1.26)           2.14                1.54
                                     -------------   -------------         --------
      Total from investment
      operations                          (1.23)           2.16                1.56
                                     -------------   -------------         --------
Less distributions:
Dividends in excess of net
investment income                            --            (.46)                 --
Distributions from net realized
capital gains                              (.98)           (.28)                 --
                                     -------------   -------------         --------
      Total dividends and
      distributions                        (.98)           (.74)                 --
                                     -------------   -------------         --------
Net asset value, end of period          $ 10.77         $ 12.98            $  11.56
                                     -------------   -------------         --------
                                     -------------   -------------         --------
TOTAL RETURN(b)                           (9.74)%         19.23%              15.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $ 3,413         $ 1,318            $ 36,413
Average net assets (000)                $ 2,270         $25,793            $ 45,999
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees             1.39%           1.29%               1.48%(c)
   Expenses, excluding distribution
      and service (12b-1) fees             1.39%           1.29%               1.48%(c)
   Net investment income                    .23%            .12%                .21%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Asset Allocation Funds--
Strategic Partners Diversified High Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Asset Allocation Funds--Strategic Partners Diversified High Growth Fund, formerly Prudential Diversified Funds--Prudential Diversified High Growth Fund (the 'Fund') at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 21, 2001
                                                                          45

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2001) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2001, the Fund paid distributions of $.155 and $.825 per share which represent short-term capital gains and long-term capital gains, respectively. The Fund utilized redemptions as distributions in the amount of $.07 per Class A, Class B, Class C and Class Z shares of long-term capital gains.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    46

Strategic Partners Asset Allocation Funds

           The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of mutual funds designed to meet your individual needs.
For information about these funds, contact your financial professional or call us at (800) 225-1852.
Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*

* This fund is not a direct purchase money fund and is only an exchangeable money fund.

Strategic Partners Asset Allocation Funds

    Getting the Most from Your Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood.
And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

        www.strategicpartners.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

         Class A     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 7/31/01
                        One Year  Five Years  Ten Years  Since Inception
With Sales Charge       -14.52%      N/A        N/A          6.04%
Without Sales Charge    -10.09%      N/A        N/A          8.07%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by
portraying the initial account values at the commencement of operations of Class A shares
(November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

          www.strategicpartners.com  (800) 225-1852

         Class B     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 7/31/01
                        One Year  Five Years  Ten Years  Since Inception
With Sales Charge       -15.13%      N/A         N/A         6.33%
Without Sales Charge    -10.66%      N/A         N/A         7.32%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares
(November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

         Class C     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 7/31/01
                        One Year  Five Years  Ten Years  Since Inception
With Sales Charge       -12.44%      N/A         N/A         6.93%
Without Sales Charge    -10.66%      N/A         N/A         7.32%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class C shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class C shares
(November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

           www.strategicpartners.com  (800) 225-1852

         Class Z     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 7/31/01

One Year  Five Years  Ten Years  Since Inception
 -9.74%      N/A         N/A          8.42%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class Z shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class Z shares
(November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Franklin Advisers, Inc.
920 Park Place.
San Mateo, CA 94403

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Fund Symbols    NASDAQ       CUSIP
Class A         PHGAX      86276X509
Class B         PIHGX      86276X608
Class C         PHGCX      86276X707
Class Z         PDHZX      86276X806

MFSP504E5

(LOGO) Printed on Recycled Paper

ANNUAL REPORT JULY 31, 2001

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

(LOGO)

STRATEGIC PARTNERS
CONSERVATIVE GROWTH FUND

Objective: Seeks Current Income and a Reasonable
           Level of Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

     Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Conservative Growth Fund seeks current income and a reasonable level of capital appreciation. It invests in a diversified portfolio of stocks and fixed-income securities. There can be no assurance that the Fund will achieve its investment objective.

MANAGER
Prudential Investments Fund Management LLC

INVESTMENT ADVISERS

                (LOGO)
                              www.strategicpartners.com   (800) 225-1852

Annual Report    July 31, 2001

Cumulative Total Returns1                    As of 7/31/01

                                       One       Since
                                       Year    Inception2
    Class A                            1.00%     18.87%
    Class B                            0.34      16.58
    Class C                            0.34      16.58
    Class Z                            1.30      19.61
    Lipper Balanced Fund Avg.3        -2.12      12.31

Average Annual Total Returns1                    As of 6/30/01

                       One      Since
                      Year    Inception2
    Class A          -3.65%     4.55%
    Class B          -4.35      4.77
    Class C          -1.35      5.42
    Class Z           1.64      6.85

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

2 Inception date: Class A, B, C, and Z,
11/18/98.

3 Lipper average returns are unmanaged, and are
based on the average return for all funds in
each share class for the one-year and since
inception periods in the Lipper Balanced Fund
category. The Lipper Balanced Fund Average
includes funds that generally seek to conserve
principal by maintaining at all times a
balanced portfolio of both stocks and bonds.
Typically, the stock/bond ratio ranges around
60%/40%.
                                             1

STRATEGIC PARTNERS
Asset Allocation Funds

(LOGO)

                              September 18, 2001
DEAR SHAREHOLDER,
The horrific events that took place on
September 11, 2001 will remain forever ingrained in our nation's consciousness. In their aftermath, our thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue efforts.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so.
We're here to provide the expertise and
resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies. It is also important for individuals to avoid making investment decisions based on emotional reactions. While no one can predict the future, history has shown that after an event of this magnitude, the major markets post initial sharp declines from which they eventually recover. Should history repeat itself, individuals who leave the market now may be unable to fully participate in a market rebound. Above all, investors should continue to seek guidance from their financial professionals.

It is a testament to the resiliency of our country that as we mourn, we also carry on.
Please let us know how we can help you as we move forward together in the weeks and months ahead.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

     Annual Report    July 31, 2001

PRUDENTIAL DIVERSIFIED FUNDS RENAMED "STRATEGIC
PARTNERS ASSET ALLOCATION FUNDS"

On September 4, 2001, we welcomed the
Prudential Diversified Funds into the Strategic
Partners family of mutual funds, renaming them the Strategic Partners Asset Allocation Funds.
These changes will have no effect at all on the Funds' management: Both the asset allocations and the advisers for each asset class have stayed the same.

The change will allow investors in these Funds to exchange their shares with shares of other
Strategic Partners Funds, including the
Strategic Partners Style Specific Funds and the
Strategic Partners Opportunity Funds. Our team of investment management analysts selected investment advisers for all of the Strategic
Partners Funds from among leading managers across the entire investment industry. Should you and your financial professional wish to modify the asset allocation provided by your fund, we believe the Strategic Partners family offers a fine selection. Effective September 4, 2001, however, your shares of any Strategic
Partners fund are no longer exchangeable for those of funds in the Prudential fund family.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

      Annual Report    July 31, 2001

INVESTMENT ADVISERS' REPORT

PERFORMANCE
During the Strategic Partners Conservative
Growth Fund's (formerly Prudential Diversified
Conservative Growth Fund) fiscal year ended
July 31, 2001, the strong performance of the Fund's core bonds and value stocks earned it a moderate gain, despite the sharply falling prices of growth stocks. The 1.00% return on the Fund's Class A shares (-4.05% to those paying the maximum one-time Class A share sales charge) was significantly above the -2.12%
Lipper Balanced Fund Average.

A GOOD TIME FOR DEFENSIVE INVESTING
During the 12 months ended July 31, 2001, investors gradually came to accept that the U.S. economy was slowing and that it was affecting the global economy. As company after company announced profits that were well below growth estimates, and even below levels a year earlier, stock prices began to fall precipitously.
The worst hit were primarily growth stocks whose peak prices reflected the assumption that their companies' earnings would increase very rapidly. U.S. large-cap and small-cap growth stocks had prolonged slides from September 2000 through March 2001 before recovering modestly.

In response to the market conditions, many
investors fled to asset classes that are
thought of as defensive--that is, relatively
immune to an economic slowdown--such as core
bonds and inexpensively priced (value) stocks.
This increased interest pushed up prices in
those asset classes. Small-cap value stocks,
which had been neglected for some time,
particularly benefited: the return of the
small-cap Russell 2000 Value Index was a huge
47 percentage points above that of the corresponding
Growth Index. Core bonds turned in the kind of large
return usually associated with stocks. Falling
interest rates, which increase the prices of
previously issued bonds, helped bond returns.
However, high-yield ("junk") bonds--those of
companies with lower credit ratings--didn't
share in the gains because investors
                             www.strategicpartners.com     (800) 225-1852

Asset Class Index Returns

             (GRAPH)

Source: Prudential and Lipper Inc.

The performance cited does not represent the performance of the Strategic Partners
Conservative Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The S&P/ Barra Value Index is an unmanaged, weighted index comprising companies within the S&P 500 Index with lower price-to-book ratios.

The S&P/Barra Growth Index is an unmanaged, weighted index comprising companies within the S&P 500 Index with higher price-to-book ratios.

The Russell 2000 Value Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Lehman Brothers Aggregate Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers
Aggregate Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers High Yield Bond Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers High
Yield Bond Index gives a broad look at how high-yield (junk) bonds have performed.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

     Annual Report    July 31, 2001

became more sensitive about potential defaults.
International stocks generally followed the
U.S. market down as the slowing U.S. economy affected sales of companies based in other countries.

THE FUND OUTPERFORMED ITS BENCHMARK...
The Strategic Partners Conservative Growth
Fund's outperformance relative to the Lipper
Balanced Fund Average was primarily due to the substantial positive returns of its large-cap value stocks and core bonds. The Fund's positions in small-cap value stocks and high-yield bonds made smaller contributions to performance.

The Fund's large-cap value comparable index, the S&P/Barra Value Index, was solidly positive, but the Fund's holdings in that asset class still outperformed the Index by far. The Fund's strong performance in this asset class resulted from focuses on the insurance (primarily property and casualty), basic materials (paper, aluminum, and chemicals), tobacco, and health services (HMO and hospital management) industries. Stocks in these industries were recovering from their depressed prices in previous years, and earnings were consistent or rising.

Core bonds were the second best performing asset class (after small-cap value stocks), and the Fund's holdings only marginally trailed the return of the Lehman Brothers Aggregate Index, a general measure of performance for this asset class. Because of the strong performance of the bond market over this reporting period, the portion of the Fund's assets invested in core bonds made the second largest positive contribution to the Fund's return.

Small-cap value stocks--an asset class that had previously suffered several years of poor performance--staged a strong rebound when investors fled from high-priced stocks to those that remained inexpensive. Because of their volatile nature, small-cap value stocks are among the Fund's smaller asset allocations.
Nonetheless, their exceptionally high return this reporting period made a significant, positive contribution to the Fund, even though the Fund's holdings slightly trailed the comparable index return.

                                www.strategicpartners.com    (800) 225-1852

The comparable index for high-yield bonds--the
Lehman Brothers High Yield Bond Index--was essentially flat over this reporting period;
the generally good outlook for bonds was offset by concerns that the slowing economy would increase the pressure on financially weak companies. However, the Fund's high-yield bond holdings substantially outperformed their comparable index, adding modestly to the Fund's return.

 ...BUT LOSING ASSET CLASSES STILL PREDOMINATED
The largest detractor from the Fund's return was its position in large-cap growth stocks--the worst performing asset class over the period and one of the larger components of the Fund.
As corporate profits fell below last year's levels, the stocks of rapidly growing companies suffered most. Cumulatively, the Fund's holdings fell a bit farther than the S&P/Barra
Growth Index largely because of their emphasis on technology, media, and telecommunications.
The Fund's investments in these industries included companies that were central to the building of the Internet (such as Cisco
Systems and JDS Uniphase), and to wireless telecommunications products and services (such as Nokia and Vodafone). Share price declines in these industries were very dramatic.

The slowing U.S. economy and falling stock market also affected the Fund's smaller commitment to U.S. small-cap growth stocks. The comparable index for this asset class dropped by more than 20%. Although the Fund's holdings in the asset class outperformed the comparable index, this did little to mitigate the impact of the falling markets. Only the fact that the asset allocation to this volatile class was relatively small held down its detractions from the Fund's return.

Strategic Partners Conservative Growth Fund
Management Team
                                          7

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

     Annual Report    July 31, 2001

WHAT IS DIVERSIFICATION
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds--it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners Asset
Allocation Funds provide more of this buffer than funds investing in only one asset class.
We believe this will result in more consistent returns over time.

REBALANCING
The Strategic Partners Conservative Growth Fund has a target allocation for each asset class.
As some asset classes perform better than others, the portfolio will drift from this original target: asset classes with the best performance will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners
Conservative Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult.
Strategic Partners Asset Allocation Funds do it all for you.

                           www.strategicpartners.com    (800) 225-1852

GLOSSARY OF TERMS
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency.
They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed-income securities. High-yield bonds are also known as junk bonds. They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Conservative Growth Fund
Diversification Target

                     (GRAPHIC)
                                          9

Strategic Partners Asset Allocation Funds

     Annual Report    July 31, 2001

Financial
    Statements

''''''''''''''''''''''''''''''''''''''''''''
''''''''''''''''''''''''''''''''''''''''''''
''''''''''''''''''''''''''''''''''''''''''''
''''''''''''''''''''''''''''''''''''''''''''
''''''''''''''''''''''''''''''''''''''''''''
''''''''''''''''''''''''''''''''''''''''''''

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  109.9%
Common Stocks  37.2%
-------------------------------------------------------------------------------------
Advertising  0.4%
      4,100      Lamar Advertising Co.(a)                           $        180,318
      2,100      Omnicom Group, Inc.                                         183,477
                                                                    ----------------
                                                                             363,795
-------------------------------------------------------------------------------------
Aerospace/Defense  0.4%
        325      ADVO, Inc.                                                   12,691
        800      BE Aerospace, Inc.(a)                                        14,856
      2,400      Embraer Aircraft Corp., ADR (Brasil)(a)                      85,440
      3,100      Northrop Grumman Corp.                                      248,713
                                                                    ----------------
                                                                             361,700
-------------------------------------------------------------------------------------
Airlines  0.1%
      1,625      Airtran Holdings, Inc.(a)                                    13,975
      2,900      Atlantic Coast Airlines Holdings(a)                          84,245
        425      Skywest, Inc.                                                14,255
                                                                    ----------------
                                                                             112,475
-------------------------------------------------------------------------------------
Aluminum  0.2%
      3,600      Alcoa, Inc.                                                 141,228
        525      Century Aluminum Co.                                          9,161
        875      Quanex Corp.                                                 23,932
      1,700      Reliance Steel & Aluminum Co.                                42,330
                                                                    ----------------
                                                                             216,651
-------------------------------------------------------------------------------------
Apparel  0.1%
        875      Kenneth Cole Productions, Inc.(a)                            17,281
        400      K-Swiss, Inc. (Class A Stock)                                13,000
      1,325      Phillips-Van Heusen Corp.                                    18,153
                                                                    ----------------
                                                                              48,434
-------------------------------------------------------------------------------------
Auto & Truck  0.2%
      1,150      Lear Corp.(a)                                                45,540
      4,000      Navistar International Corp.(a)                             128,440
      2,050      Sonic Automatic, Inc.(a)                                     39,975
                                                                    ----------------
                                                                             213,955

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Banking  1.0%
        300      1st Source Corp.                                   $          7,299
        375      Astoria Financial Corp.                                      22,496
      1,375      BancorpSouth, Inc.                                           22,137
      5,500      Bank One Corp.                                              212,905
      2,675      BankAtlantic Bancorp, Inc.                                   27,419
      1,005      BankNorth Group, Inc.                                        23,075
        550      City National Corp.                                          25,850
      1,325      Colonial BancGroup, Inc.                                     19,504
        375      Corus Bankshares, Inc.                                       22,200
        525      Cullen/Frost Bankers, Inc.                                   18,433
      1,198      CVB Financial Corp.                                          22,726
        950      East West Bancorp, Inc.                                      24,244
         75      First Citizens Bancshares, Inc.                               7,538
        750      First Merchants Corp.                                        17,625
      1,076      Fulton Financial Corp.                                       23,887
        400      Harbor Florida Bancshares, Inc.                               7,620
        725      Independent Bank Corp.                                       14,174
        725      MAF Bancorp, Inc.                                            22,359
        800      MBNA Corp.                                                   28,320
        900      PFF Bancorp, Inc.                                            23,040
      2,800      PNC Bank Corp.                                              185,780
        675      Provident Financial Group, Inc.                              22,282
        675      Southwest Bancorp(a)                                         22,693
        950      Susquehanna Bancshares, Inc.                                 19,798
      1,160      Washington Federal, Inc.                                     30,868
        550      Westamerica BanCorporation                                   21,697
        475      Whitney Holding Corp.                                        21,418
                                                                    ----------------
                                                                             917,387
-------------------------------------------------------------------------------------
Building & Construction  0.2%
        650      Centex Corp.                                                 30,576
      1,009      D.R. Horton, Inc.                                            27,798
        750      KB Home                                                      24,442

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
        575      Lennar Corp.                                       $         26,387
        612      M.D.C. Holdings, Inc.                                        25,667
        650      Nortek, Inc.(a)                                              17,303
        850      Thomas Industries, Inc.                                      21,862
        575      York International Corp.                                     19,044
                                                                    ----------------
                                                                             193,079
-------------------------------------------------------------------------------------
Business Services  0.1%
        600      Arbitron, Inc.                                               15,780
      5,525      Modis Professional Services, Inc.(a)                         35,194
                                                                    ----------------
                                                                              50,974
-------------------------------------------------------------------------------------
Cable
        550      Belden, Inc.                                                 13,448
      1,162      Cable Design Technologies Corp.                              17,488
                                                                    ----------------
                                                                              30,936
-------------------------------------------------------------------------------------
Chemicals  0.3%
        700      Albany Molecular Research, Inc.                              21,763
        825      Arch Chemicals, Inc.                                         16,583
      1,700      Cambrex Corp.                                                81,005
        825      Cytec Industries, Inc.(a)                                    26,804
        350      Du Pont Photomasks, Inc.(a)                                  13,500
        625      Ferro Corp.                                                  13,813
        750      Great Lakes Chemical Corp.                                   21,292
        500      H.B. Fuller Co.                                              26,335
        600      Minerals Technologies, Inc.                                  25,482
      1,250      Olin Corp.                                                   21,087
        300      OM Group, Inc.                                               17,550
        925      The Lubrizol Corp.                                           32,264
                                                                    ----------------
                                                                             317,478
-------------------------------------------------------------------------------------
Computers  1.8%
      5,200      ASM Lithography Holding N.V. (Netherlands)(a)               106,444
      1,200      Catapult Communications Corp.(a)                             20,688
     13,200      Dell Computer Corp.(a)                                      355,476
      4,400      EMC Corp.(a)                                                 86,768
      1,500      Hewlett-Packard Co.                                          36,990

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,600      IBM Corp.                                          $        589,176
      4,700      Iomega Corp.(a)                                               7,473
     10,400      Lucent Technologies, Inc.(a)                                 69,680
     17,828      Maxtor Corp.(a)                                             117,665
      2,800      Micron Technology, Inc.                                     117,600
      1,325      MTS Systems Corp.                                            18,550
     11,200      Sun Microsystems, Inc.(a)                                   182,448
                                                                    ----------------
                                                                           1,708,958
-------------------------------------------------------------------------------------
Computer Services  0.8%
      4,600      Advanced Digital Information(a)                              52,210
        525      CACI International, Inc.(a)                                  18,375
      1,400      Carreker Corp.(a)                                            26,530
     12,300      Cisco Systems, Inc.(a)                                      236,406
        600      Digitalthink, Inc.(a)                                         8,700
      1,600      eBay, Inc.(a)                                               100,112
      4,000      Henry (Jack) & Associates, Inc.                             113,080
      2,700      Inforte Corp.(a)                                             30,240
      3,200      Probusiness Services, Inc.(a)                                88,224
      1,950      Storage Technology Corp.(a)                                  26,851
      1,025      Tier Technologies, Inc                                       11,890
                                                                    ----------------
                                                                             712,618
-------------------------------------------------------------------------------------
Consulting Management
        500      Tetra Tech, Inc.                                             11,350
-------------------------------------------------------------------------------------
Consumer Products/Services  0.3%
      2,300      American Greetings Corp.                                     25,415
      2,400      Cost Plus, Inc.                                              67,752
      5,000      Gillette Co.                                                139,350
      5,625      Service Corp. International(a)                               44,438
        975      Tupperware Corp.                                             22,893
                                                                    ----------------
                                                                             299,848

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Manufacturing  1.5%
      1,850      AGCO Corp.                                         $         19,074
        700      Carpenter Technology Corp.                                   19,208
      1,700      Coorstek, Inc.(a)                                            52,871
      1,775      Daisytek International Corp.(a)                              27,175
        925      Esco Technologies, Inc.(a)                                   25,992
     11,200      General Electric Co.                                        487,200
      1,900      Gerber Scientific, Inc.(a)                                   20,558
        500      Harsco Corp.                                                 15,280
        400      Intermagnetics General Corp.(a)                              12,500
      1,550      Jakks Pacific, Inc.(a)                                       31,046
        725      Leucadia National Corp.                                      23,678
        325      Libbey, Inc.                                                 11,164
      1,400      Minnesota Mining & Manufacturing Co.                        156,632
        625      National Service Industries, Inc.                            14,138
      1,700      Roper Industries, Inc.                                       64,345
        600      Sauer-Danfoss, Inc.                                           5,460
        875      Snap-On, Inc.                                                23,625
      7,600      Tyco International Ltd.                                     404,320
        375      United Stationers, Inc.                                      12,371
      1,000      WMS Industries, Inc.(a)                                      23,000
                                                                    ----------------
                                                                           1,449,637
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  0.5%
      3,300      Johnson & Johnson                                           178,530
      3,000      Packard Bioscience Co.                                       28,890
      5,775      Pharmacia Corp.                                             257,680
      1,250      STERIS Corp.(a)                                              26,888
                                                                    ----------------
                                                                             491,988
-------------------------------------------------------------------------------------
Electrical Services  0.5%
        925      Allete, Inc.                                                 21,913
      2,087      Exelon Corp.                                                117,915
        625      MDU Resources Group, Inc.                                    18,981
      6,300      Nisource, Inc.                                              166,068
        600      OGE Energy Corp.                                             12,960
     10,200      PG&E Corp.                                                  151,674
        850      Western Resources, Inc.                                      15,802
                                                                    ----------------
                                                                             505,313

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Electronic Components  1.6%
      1,200      Alpha Industries, Inc.(a)                          $         45,744
        900      Caliper Technologies Corp.(a)                                14,805
      2,000      Credence Systems Corp.(a)                                    41,400
      1,775      CTS Corp.                                                    39,139
        525      Electro Scientific Industries, Inc.(a)                       16,879
        925      Electronics for Imaging, Inc.(a)                             20,387
      3,500      Gentex Corp.(a)                                             114,765
      4,400      Integrated Circuit Systems, Inc.(a)                          84,920
      4,200      Intersil Holding Corp.(a)                                   145,740
        900      Keithley Industries, Inc.                                    18,045
      1,050      Merix Corp.(a)                                               25,588
      2,350      Methode Eletronics, Inc. (Class A Stock)                     21,079
      1,700      Novellus Systems, Inc.(a)                                    86,649
        712      Park Electrochemical Corp.                                   17,551
        200      Polycom, Inc.(a)                                              5,090
      4,000      Power-One, Inc.(a)                                           62,000
      3,200      Semtech Corp.(a)                                            118,560
      2,400      STMicroelectronics N.V. (Netherlands)                        76,416
        450      Technitrol, Inc.                                             11,169
     13,000      Texas Instruments, Inc.                                     448,500
      3,300      Varian Semiconductor Equipment, Inc.                        116,028
                                                                    ----------------
                                                                           1,530,454
-------------------------------------------------------------------------------------
Exchange Traded Fund  0.1%
      2,200      Nasdaq--100 Shares Trust Unit Series 1                       91,872
-------------------------------------------------------------------------------------
Financial Services  3.1%
        875      Allied Capital Corp.                                         20,344
      2,275      America West Holdings Corp.                                  23,546
      5,500      American Express Co.                                        221,815
      1,700      Americredit Corp.(a)                                        104,533
        750      Arthur J. Gallagher & Co.                                    20,625
        350      Chittenden Corp.                                             11,708
     12,066      Citigroup, Inc.                                             605,834
        825      Doral Financial Corp.                                        30,574
        725      Downey Financial Corp.                                       42,463
      1,900      Eaton Vance Corp.                                            64,866
      3,500      Edwards (A.G.), Inc.                                        153,125
      3,100      Federal Home Loan Mortgage Corp.                            212,164
        600      Federal Signal Corp.                                         12,660

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      1,800      Goldman Sachs Group, Inc.                          $        149,688
      5,000      Household International, Inc.                               331,450
      1,225      Indymac Bancorp, Inc.                                        31,838
        750      Jeffries Group, Inc.                                         26,595
        900      J. P. Morgan Chase                                           38,970
        800      Landamerica Financial Group, Inc.                            25,600
      2,600      Lehman Brothers Holdings, Inc.                              187,200
      4,300      Merrill Lynch & Co., Inc.                                   233,232
      3,200      Morgan Stanley Dean Witter                                  191,424
      1,300      Silicon Valley Bancshares(a)                                 26,208
      1,250      Sky Financial Group, Inc.                                    24,450
      4,400      Stilwell Financial, Inc.                                    130,504
        450      Triad Guaranty, Inc.(a)                                      17,055
        525      Webster Financial Corp.                                      18,763
                                                                    ----------------
                                                                           2,957,234
-------------------------------------------------------------------------------------
Food & Beverage  1.0%
      1,100      Corn Products International, Inc.                            32,670
        525      Dean Foods Co.                                               21,998
      1,900      Del Monte Foods Co.(a)                                       17,081
      1,950      Dole Food Co., Inc.                                          43,953
      2,500      Mettler-Toledo International, Inc.(a)                       106,500
      7,700      PepsiCo, Inc.                                               359,051
      7,329      Purina Mills, Inc.(a)                                       167,321
      7,400      Sara Lee Corp.                                              149,258
        325      Suiza Foods Corp.(a)                                         17,904
                                                                    ----------------
                                                                             915,736
-------------------------------------------------------------------------------------
Gaming  0.1%
      1,200      Argosy Gaming Co.(a)                                         31,680
      4,025      Boyd Gaming Corp.(a)                                         24,231
      2,400      Station Casinos, Inc.(a)                                     34,536
                                                                    ----------------
                                                                              90,447
-------------------------------------------------------------------------------------
Health Care  1.0%
      1,500      CIGNA Corp.                                                 150,465
      1,225      Coventry Healthcare, Inc.(a)                                 28,187

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      4,700      HCA Healthcare Co.                                 $        215,965
      8,200      Health Management Assoc., Inc.(a)                           162,032
      1,375      Health Net, Inc.                                             25,231
      1,525      Humana, Inc.(a)                                              17,004
        900      Mid Atlantic Medical Services, Inc.(a)                       18,900
        525      Sunrise Assisted Living, Inc.                                16,018
        600      Triad Hospitals, Inc.(a)                                     20,352
        500      Varian Med Systems, Inc.                                     35,750
      1,700      Wellpoint Health Networks, Inc.(a)                          181,832
                                                                    ----------------
                                                                             871,736
-------------------------------------------------------------------------------------
Hotels  0.5%
      3,900      Canadian Pacific Ltd.                                       147,810
      2,100      Marriott International, Inc. (Class A Stock)                100,275
      8,500      Meristar Hotels & Resorts, Inc.(a)                           15,045
      6,800      Starwood Hotels & Resorts (Class B Stock)(a)                242,692
                                                                    ----------------
                                                                             505,822
-------------------------------------------------------------------------------------
Human Resources  0.1%
      3,275      Kforce, Inc.(a)                                              16,179
      1,500      Resources Connection, Inc.(a)                                38,100
                                                                    ----------------
                                                                              54,279
-------------------------------------------------------------------------------------
Insurance  2.1%
        900      Alfa Corp.                                                   21,699
      4,900      Allstate Corp.                                              171,304
      4,662      American International Group, Inc.                          388,112
      2,300      Chubb Corp.                                                 161,391
      1,250      CNA Surety Corp.                                             17,975
        750      Commerce Group, Inc.                                         27,630
        715      Fidelity National Financial, Inc.                            18,333
      1,175      First American Financial Corp.                               20,856
      2,200      Lincoln National Corp.                                      112,266
      5,600      Old Republic International Corp.                            148,400
        875      Presidential Life Corp.                                      16,826
      2,400      Reinsurance Group of America, Inc.                           93,792
        800      Stancorp Financial Group, Inc.                               35,280

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,500      The Hartford Financial Services Group, Inc.        $        364,155
      2,000      Union Pacific Corp.                                         107,380
      3,800      XL Capital Ltd. (Class A stock)                             291,650
                                                                    ----------------
                                                                           1,997,049
-------------------------------------------------------------------------------------
Internet  0.1%
      3,200      Avocent Corp.(a)                                             82,880
      3,500      Cheap Tickets, Inc.(a)                                       40,740
        350      Sonicwall, Inc.(a)                                            7,438
        575      Travelocity.com, Inc.(a)                                     13,254
                                                                    ----------------
                                                                             144,312
-------------------------------------------------------------------------------------
Lodging
      1,225      Boykin Lodging Co.                                           14,823
-------------------------------------------------------------------------------------
Machinery & Equipment  0.2%
        875      Applied Industrial Technologies, Inc.                        15,006
      4,400      FMC Technologies, Inc.(a)                                    79,508
      1,150      JLG Industries, Inc.                                         12,995
      1,050      Lincoln Electric Holdings, Inc.                              25,116
        650      Manitowoc Co., Inc.                                          18,064
      1,025      Milacron, Inc.                                               18,758
        650      Toro Co.                                                     30,647
        750      Universal Compression Holdings, Inc.(a)                      21,037
                                                                    ----------------
                                                                             221,131
-------------------------------------------------------------------------------------
Media  1.9%
      1,700      Acme Communications, Inc.(a)                                 13,600
      6,400      AOL Time Warner, Inc.(a)                                    290,880
     27,000      AT&T Corp. Liberty Media                                    424,710
      1,025      Banta Corp.                                                  28,505
          3      Clear Channel Communications, Inc.(a)                           176
      5,800      Entravision Communication Corp.(a)                           72,674
        875      Hollinger, Inc.                                              12,705
      4,200      Knight-Ridder, Inc.                                         258,678
        325      Liberty Corp.                                                12,951
        175      Media General, Inc.                                           8,398
      6,200      Metro Goldwyn Mayer, Inc.(a)                                124,000
      4,800      New York Times Co.                                          222,240

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,600      Pearson PLC, ADR (United Kingdom)                  $         40,040
        700      RH Donnelley Corp.(a)                                        21,700
      5,200      Silicon Graphics, Inc.(a)                                     3,276
      5,200      Univision Communications, Inc. (Class A
                  stock)(a)                                                  198,536
                                                                    ----------------
                                                                           1,733,069
-------------------------------------------------------------------------------------
Medical Products/Services  1.6%
      4,900      Abbott Laboratories                                         262,591
      6,100      Amgen, Inc.(a)                                              382,531
        600      Aspect Med Systems, Inc.(a)                                   7,146
      2,900      Baxter International, Inc.                                  144,420
        925      Buckeye Technologies, Inc.(a)                                12,534
        800      Digene Corp.                                                 27,704
        500      Fisher Scientific International, Inc.(a)                     13,475
      4,800      Genentech, Inc.(a)                                          203,040
      3,700      Monsanto Co.                                                130,240
      1,000      North American Scientific, Inc.(a)                           15,350
        900      Oratec Interventions, Inc.(a)                                 7,632
      2,600      Ortec International, Inc.(a)                                 18,460
      2,500      Sepracor, Inc.(a)                                           110,150
      3,300      Varian, Inc.(a)                                              94,974
      1,200      Ventana Medical Systems, Inc.(a)                             40,200
        650      Visx, Inc.(a)                                                10,335
                                                                    ----------------
                                                                           1,480,782
-------------------------------------------------------------------------------------
Metals  0.2%
        600      Cleveland-Cliffs, Inc.                                       10,050
        700      Ladish Co., Inc.(a)                                          11,200
      1,175      NS Group, Inc.(a)                                            11,163
      2,300      Phelps Dodge Corp.                                           92,920
        475      Precision Castparts Corp.                                    17,338
      1,050      Timken Co.                                                   17,503
      1,350      Wolverine Tube, Inc.(a)                                      20,952
      1,575      Worthington Industries, Inc.                                 22,144
                                                                    ----------------
                                                                             203,270

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Mining  0.2%
      7,100      Freeport-McMoRan Copper & Gold, Inc.
                  (Class A stock)(a)                                $         69,296
      2,600      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B stock)(a)                                          27,976
        475      Massey Energy Co.                                             8,160
      3,200      Newmont Mining Corp.                                         59,840
      2,200      Stillwater Mining Co.(a)                                     56,760
                                                                    ----------------
                                                                             222,032
-------------------------------------------------------------------------------------
Miscellaneous Consumer  0.1%
        900      Consolidated Graphics, Inc.(a)                               19,800
        925      Navigant International, Inc.(a)                              15,956
      1,325      United Rentals, Inc.                                         30,992
                                                                    ----------------
                                                                              66,748
-------------------------------------------------------------------------------------
Networking  0.2%
        525      Anixter International, Inc.(a)                               15,146
        275      Black Box Corp.(a)                                           15,087
      4,200      IXIA(a)                                                      58,842
      6,500      Oracle Corp.(a)                                             117,520
      4,300      Western Multiplex Corp. (Class A stock)(a)                   20,640
                                                                    ----------------
                                                                             227,235
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.3%
      5,100      Harris Corp.                                                153,102
        575      Wallace Computer Services, Inc.                               9,798
     10,600      Xerox Corp.                                                  84,588
                                                                    ----------------
                                                                             247,488
-------------------------------------------------------------------------------------
Oil & Gas  2.0%
        800      AGL Resources, Inc.                                          19,200
      1,600      Amerada Hess Corp.                                          123,648
        600      Cal Dive International, Inc.(a)                              11,220
      1,700      Chesapeake Energy Corp.(a)                                   10,982
      6,900      Diamond Offshore Drilling, Inc.                             202,446
        950      Energen Corp.                                                24,225

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     13,100      ENSCO International, Inc.                          $        271,039
      4,500      Grey Wolf, Inc.(a)                                           14,040
      8,400      Halliburton Co.                                             294,084
      1,025      Key Energy Services, Inc.(a)                                  9,532
      4,000      Nabors Industries, Inc.(a)                                  117,200
      1,500      Oneok, Inc.                                                  27,300
      4,900      Santa Fe International Corp.                                146,510
      6,100      Schlumberger Ltd.                                           327,875
        750      Spinnaker Exploration Co.(a)                                 30,225
      1,400      Superior Energy Services, Inc.(a)                            11,900
      2,444      Total Fina, SA, ADR (France)                                173,231
      1,025      Trico Marine Services, Inc.(a)                               10,076
      1,150      Vintage Petroleum, Inc.                                      21,332
      1,100      WGL Holdings, Inc.                                           30,613
                                                                    ----------------
                                                                           1,876,678
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.6%
      1,425      Comstock Resources, Inc.(a)                                  10,431
      3,700      Conoco, Inc.                                                114,108
        925      Seitel, Inc.(a)                                              12,487
        718      Stone Energy Corp.(a)                                        32,705
      6,000      Talisman Energy, Inc.                                       235,860
      4,200      Williams Companies, Inc.                                    140,700
                                                                    ----------------
                                                                             546,291
-------------------------------------------------------------------------------------
Paint
      3,125      RPM, Inc.                                                    29,000
-------------------------------------------------------------------------------------
Paper & Forest Products  0.8%
      3,800      Boise Cascade Corp.                                         137,560
      2,250      Caraustar Industries, Inc.                                   22,387
      4,296      Georgia-Pacific Corp.                                       157,234
      3,600      International Paper Co.                                     147,096
      1,800      Louisiana-Pacific Corp.                                      19,116
      6,150      Pactiv Corp.(a)                                              95,509
        725      Pope & Talbot, Inc.                                          10,005
      2,900      Temple-Inland, Inc.                                         179,945
      1,075      Universal Forest Products, Inc.                              21,081
                                                                    ----------------
                                                                             789,933

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  0.9%
      2,525      Alpharma, Inc.                                     $         71,230
      7,200      American Home Products Corp.                                434,232
        500      Lilly (Eli) & Co.                                            39,640
      1,200      Perrigo Co.                                                  19,884
      7,450      Pfizer, Inc.                                                307,089
        550      Pharmaceutical Product Development, Inc.(a)                  19,476
                                                                    ----------------
                                                                             891,551
-------------------------------------------------------------------------------------
Photography  0.1%
      3,000      Eastman Kodak Co.                                           129,930
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.9%
      1,000      Amli Residential Properties Trust                            23,450
      1,025      Arden Realty, Inc.                                           26,035
        700      BRE Properties, Inc.                                         21,252
      1,000      Cabot Industrial Trust Corp.                                 21,000
        500      Camden Property Trust                                        18,725
        925      Capital Automotive REIT                                      15,716
        100      CBL & Associates Properties, Inc.                             3,084
      5,600      Equity Office Properties Trust                              168,112
      1,125      Felcor Lodging Trust, Inc.                                   24,458
        700      First Industrial Realty Trust, Inc.                          21,980
      1,225      Glenborough Realty Trust, Inc.                               23,153
      1,050      Highwoods Properties, Inc.                                   26,827
        400      Home Properties of New York, Inc.                            12,060
        750      Hospitality Properties Trust                                 21,038
      2,950      HRPT Properties Trust                                        25,458
        925      Innkeepers USA Trust                                         10,813
      1,725      JDN Realty Corp.                                             20,562
        550      Kilroy Realty Corp.                                          14,740
      1,200      New Plan Excel Realty Trust, Inc.                            19,260
      1,525      Prime Hospitality Corp.(a)                                   18,315
        400      Realty Income Corp.                                          11,468

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,850      Reckson Associates Realty Corp.                    $         63,127
        950      Regency Centers Corp.                                        24,434
      6,900      Security Capital Group, Inc.(a)                             142,140
        600      Summit Properties, Inc.                                      15,660
        600      Weingarten Realty Investors                                  26,820
                                                                    ----------------
                                                                             819,687
-------------------------------------------------------------------------------------
Restaurants  0.4%
      1,000      CBRL Group, Inc.                                             19,390
      1,200      CEC Entertainment, Inc.(a)                                   42,828
      6,500      Darden Restaurants, Inc.                                    194,350
      1,125      Landry's Seafood Restaurants, Inc.                           21,262
      2,400      McDonald's Corp.                                             69,936
      1,050      Ruby Tuesday, Inc.                                           19,530
                                                                    ----------------
                                                                             367,296
-------------------------------------------------------------------------------------
Retail  2.4%
      1,100      BJ's Wholesale Club, Inc.(a)                                 61,600
      1,775      Borders Group, Inc.(a)                                       40,949
        425      Christopher & Banks Corp.(a)                                 11,390
      1,250      Dillards, Inc. (Class A stock)                               18,550
      5,600      Federated Department Stores, Inc.(a)                        216,160
        156      Freds, Inc.                                                   3,955
      1,000      Friedmans, Inc.                                               7,450
     11,100      Home Depot, Inc.                                            559,107
      2,650      IKON Office Solutions, Inc.                                  20,617
      6,000      Kohl's Corp.(a)                                             343,680
      7,600      Limited, Inc.                                               128,972
      1,700      Linens N Things, Inc.(a)                                     43,690
        450      Payless Shoesource, Inc.                                     25,771
        325      Pier 1 Imports, Inc.                                          3,819
      2,500      Shopko Stores, Inc.                                          21,625
      6,100      Target Corp.                                                236,070
      6,500      Tiffany & Co.                                               229,450
        575      Tweeter Home Entertainment Group, Inc.(a)                    16,405

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,525      Value City Department Stores, Inc.(a)              $         15,756
      2,050      Venator Group, Inc.                                          33,825
      4,600      Wal-Mart Stores, Inc.                                       257,140
                                                                    ----------------
                                                                           2,295,981
-------------------------------------------------------------------------------------
Semiconductors  0.9%
      3,000      Applied Materials, Inc.(a)                                  137,580
      6,600      Intel Corp.                                                 196,746
      2,900      KLA Tencor Corp.(a)                                         157,731
        600      Nanometrics, Inc.(a)                                         19,800
      4,900      National Semiconductor Corp.(a)                             157,045
      1,700      Power Integrations, Inc.(a)                                  36,805
      2,300      Rudolph Technologies, Inc.(a)                                95,450
                                                                    ----------------
                                                                             801,157
-------------------------------------------------------------------------------------
Shipping/Shipbuilding  0.1%
      2,400      Teekay Shipping Corp.                                        82,560
-------------------------------------------------------------------------------------
Software  1.0%
      2,300      Actuate Corp.(a)                                             23,506
      4,300      Bindview Development Corp.(a)                                 5,891
      6,900      BMC Software, Inc.(a)                                       138,000
      5,800      Brio Technology, Inc.(a)                                     24,186
        575      JDA Software Group, Inc.(a)                                  12,017
      3,500      Keane, Inc.                                                  64,750
      1,700      Matrixone, Inc.(a)                                           26,945
        875      Mentor Graphics Corp.(a)                                     16,319
      8,300      Microsoft Corp.(a)                                          549,377
        775      NetIQ Corp.(a)                                               25,567
      1,450      Novell, Inc.(a)                                               7,236
      1,700      Precise Software Solutions Ltd.(a)                           36,788
      1,700      Sapient Corp.(a)                                             10,625
      1,400      Verity, Inc.(a)                                              24,584
                                                                    ----------------
                                                                             965,791

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunications  2.9%
      5,800      Advanced Fibre Communications(a)                   $        146,450
      2,300      ALLTEL Corp.                                                141,795
        600      Andrew Corp.(a)                                              13,224
      6,200      AT&T Corp.                                                  125,302
      6,395      AT&T Wireless Services, Inc.                                119,522
      3,500      DDI Corp.(a)                                                 68,040
      5,100      General Motors Corp., (Class H stock)                        98,430
      2,300      Leap Wireless International, Inc.(a)                         56,442
      9,800      Nokia Corp., ADR (Finland)                                  213,738
      2,800      Powerwave Technologies, Inc.(a)                              48,048
      9,500      Qwest Communications International, Inc.(a)                 247,000
        600      SBA Communications Corp.(a)                                  11,826
      3,800      SBC Communications, Inc.                                    171,114
      1,200      Sierra Wireless, Inc.(a)                                     14,580
     12,000      Sprint Corp.                                                287,820
      2,600      Stanford Microdevices, Inc.(a)                               20,800
      3,900      Verizon Communications, Inc.                                211,185
      8,740      Viacom, Inc.(a)                                             435,252
      7,298      Vodafone Air Touch Group PLC, ADR (United
                  Kingdom)                                                   157,272
      1,700      Western Wireless Corp.(a)                                    66,147
      9,700      Worldcom, Inc.(a)                                           135,800
                                                                    ----------------
                                                                           2,789,787
-------------------------------------------------------------------------------------
Tobacco  0.7%
      2,700      Loews Corp.                                                 153,252
      6,800      Philip Morris Companies, Inc.                               309,400
      4,300      R.J. Reynolds Tobacco Holdings, Inc.                        230,953
                                                                    ----------------
                                                                             693,605
-------------------------------------------------------------------------------------
Transportation  0.3%
      1,400      Alexander & Baldwin, Inc.                                    35,560
        575      Arkansas Best Corp.(a)                                       15,870
        775      CNF, Inc.                                                    25,157

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,125      Forward Air Corp.(a)                               $         58,756
     15,800      OMI Corp.(a)                                                 75,682
        700      Roadway Express, Inc.                                        20,335
      1,050      Yellow Corp.(a)                                              22,848
                                                                    ----------------
                                                                             254,208
-------------------------------------------------------------------------------------
Utilities  0.2%
      2,900      Beacon Power Corp.(a)                                        13,485
        600      California Water Service Group                               14,370
        525      CH Energy Group, Inc.                                        22,129
      1,600      Cleco Corp.                                                  36,400
      1,050      El Paso Electric Co.                                         15,214
        725      Idacorp, Inc.                                                26,825
      1,050      Kansas City Power & Light Co.                                25,515
        575      New Jersey Resources Corp.                                   24,984
        600      Newpower Holdings, Inc.(a)                                    4,200
        575      Peoples Energy Corp.                                         21,884
        775      Public Service Company of New Mexico                         22,948
                                                                    ----------------
                                                                             227,954
-------------------------------------------------------------------------------------
Waste Management  0.2%
      5,400      Waste Management, Inc.                                      167,400
                                                                    ----------------
                 Total common stocks (cost $34,737,610)                   35,310,904
                                                                    ----------------
PREFERRED STOCKS  0.1%
-------------------------------------------------------------------------------------
Publishing
      1,000      Primedia, Inc.
                  (cost $94,875)                                              83,000
                                                                    ----------------

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES  0.7%
A2              $      700       General Motors Acceptance Corp.,
                                  MTN, FRN,
                                  4.07%, 10/5/01
                                  (cost $699,826)                     $        696,700
                                                                      ----------------
CORPORATE BONDS  25.6%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.1%
B2                      20       Alliant Techsystems, Inc.,
                                  Sr. Sub. Notes,
                                  8.50%, 5/15/11                                20,700
Ba2                     35       Sequa Corp., Sr. Sub. Notes,
                                  9.00%, 8/1/09                                 34,913
                                                                      ----------------
                                                                                55,613
-------------------------------------------------------------------------------------
Airlines  0.7%
Ba2                     75       Continental Airlines, Inc., Sr.
                                  Notes,
                                  8.00%, 12/15/05                               75,040
Baa3                   135       Delta Air Lines, Inc., Notes,
                                  8.30%, 12/15/29                              121,341
Ba2                     75       Northwest Airlines, Inc. Notes,
                                  7.625%, 3/15/05                               73,829
                                 United Airlines, Inc., Sr. Debs.,
Ba1                    125       10.67%, 5/1/04                                130,502
B1                       5       9.75%, 8/15/21                                  4,759
B1                     240       U.S. Air, Inc., Ser. 1993,
                                  10.375%, 3/1/13                              228,897
                                                                      ----------------
                                                                               634,368
-------------------------------------------------------------------------------------
Aluminum  0.1%
Ba3                     35       Century Aluminum Co. Sr. Sec'd.
                                  Notes,
                                  11.75%, 4/15/08                               36,488
B3                      35       United States Can Co. Sr. Sub.
                                  Notes,
                                  12.375%, 10/1/10                              33,250
                                                                      ----------------
                                                                                69,738

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Automotive Parts  0.9%
B1              $       25       American Axle & Manufacturing,
                                  Inc.
                                  Sr. Sub. Notes,
                                  9.75%, 3/1/09                       $         25,750
B2                      15       Collins & Aikman Products Co.,
                                  Sr. Sub. Notes,
                                  11.50%, 4/15/06                               15,000
Caa1                    50       Eagle Picher Industries, Inc.,
                                  Sr. Sub. Notes,
                                  9.375%, 3/1/08                                31,000
B3                      60       Motors & Gears, Inc., Sr. Notes,
                                  10.75%, 11/15/06                              59,700
Ba1                    150       Navistar International Corp., Sr.
                                  Notes,
                                  7.00%, 2/1/03                                147,750
Baa2                   500       TRW, Inc., Notes,
                                  8.75%, 5/15/06                               549,535
                                                                      ----------------
                                                                               828,735
-------------------------------------------------------------------------------------
Banks  0.2%
Ba3                    150       Sovereign Bancorp, Inc., Sr.
                                  Notes,
                                  10.25%, 5/15/04                              158,872
B2                      30       Western Financial Bank, Sub. Cap.
                                  Debs.,
                                  8.875%, 8/1/07                                28,425
                                                                      ----------------
                                                                               187,297
-------------------------------------------------------------------------------------
Building & Construction  0.1%
B3                     100       Nortek, Inc.
                                  Sr. Sub. Notes,
                                  9.875%, 6/15/11                               99,000
-------------------------------------------------------------------------------------
Cable  1.9%
                                 Adelphia Communications Corp.,
                                  Sr. Notes,
B2                     150       10.875%, 10/1/10                              150,000
B2                     115       10.25%, 6/15/11                               112,125

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Callahan Nordrhein Westfalen,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 7/15/05),
B3              $       50       16.00%, 7/15/10                      $         19,250
                                 Sr. Notes,
B3                      50       14.00%, 7/15/10                                36,500
                                 Charter Communications Holdings,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 5/15/06),
B2                     420       11.75%, 5/15/11                               237,300
                                 Sr. Notes,
B2                     200       10.00%, 5/15/11                               203,000
B2                      25       10.75%, 10/1/09                                26,000
B3                      75       Coaxial Communications, Inc., Sr.
                                  Notes,
                                  10.00%, 8/15/06                               75,000
Ba3                    200       CSC Holdings, Inc.,
                                  Sr. Sub. Debs.,
                                  10.50%, 5/15/16                              214,000
B1                      15       Fox Family Worldwide, Inc., Sr.
                                  Notes,
                                  9.25%, 11/1/07                                16,200
B3                     500       Insight Communications, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 2/15/06),
                                  12.25%, 2/15/11                              295,000
B3                     100       International Wire Group, Inc.,
                                  Sr. Sub. Notes,
                                  11.75%, 6/1/05                               100,000
                                 Lin Holdings Corp., Sr. Disc.
                                  Notes,
                                 Zero Coupon (until 3/1/03),
B3                     115       10.00%, 3/1/08                                 89,700
                                 Zero Coupon (until 3/10/03)
B3                      20       10.00%, 3/1/08                                 14,550
B3                     125       Paxson Communications Corp.,
                                  Sr. Sub. Notes,
                                  10.75%, 7/15/08                              129,375
Caa1                   180       United Pan-European Communications
                                  (Netherlands), Sr. Notes,
                                  10.875%, 8/1/09                               72,000
                                                                      ----------------
                                                                             1,790,000

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Chemicals  0.5%
B2              $       50       Applied Extrusion Tech., Inc., Sr.
                                  Notes
                                  10.75%, 7/1/11                      $         52,000
B2                      55       Huntsman ICI Chemicals, Inc.,
                                  Sr. Sub. Notes,
                                  10.125%, 7/1/09                               53,625
                                 IMC Global, Inc. Sr. Notes,
Ba1                     20       10.875%, 6/1/08                                20,072
Ba1                     70       11.25%, 6/1/11                                 70,003
B2                      60       ISP Chemco, Inc., Sr. Sub. Notes,
                                  10.25%, 7/1/11                                60,000
B2                      70       ISP Holdings, Inc., Sr. Notes
                                  9.00%, 10/15/03                               66,500
B2                      70       Lyondell Chemical Co., Sr. Sub.
                                  Notes,
                                  10.875%, 5/1/09                               69,300
Ba1                     50       Millennium America, Inc., Sr.
                                  Notes,
                                  9.25%, 6/15/08                                50,625
B1                      12       NL Industries, Inc., Sr. Sec'd.
                                  Notes,
                                  11.75%, 10/15/03                              12,120
Ca                      70(b)    Sterling Chemical Holdings, Inc.,
                                  Sr. Sec'd. Notes,
                                  12.375%, 7/15/06                              56,000
                                                                      ----------------
                                                                               510,245
-------------------------------------------------------------------------------------
Commercial Services  0.5%
                                 Comdisco, Inc.
                                  Notes,
B2                      35       6.00%, 1/30/02                                 28,525
                                 Sr. Notes,
B2                     150       9.50%, 8/15/03                                123,750
Baa1                   300       Cox Enterprises, Inc., FRN
                                  5.21375%, 5/1/03                             300,020
                                                                      ----------------
                                                                               452,295
-------------------------------------------------------------------------------------
Computer Services  0.4%
Ba3                     30       Amkor Tech, Inc., Sr. Notes,
                                  9.25%, 2/15/08                                26,700

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B1              $      100       Echostar Broadband Corp.,
                                  Sr. Notes,
                                  10.375%, 10/1/07                    $        102,000
B1                     150       Insight Midwest LP, Sr. Notes,
                                  10.50%, 11/1/10                              161,250
B1                      75       Seagate Technology, Sub. Notes,
                                  12.50%, 11/15/07                              73,969
Ba1                     50       Unisys Corp., Sr. Notes,
                                  8.125%, 6/1/06                                48,750
                                                                      ----------------
                                                                               412,669
-------------------------------------------------------------------------------------
Containers  0.3%
B1                      10       Norampac, Inc., Sr. Notes,
                                  9.50%, 2/1/08                                 10,350
B3                     106       Packaged Ice, Inc., Sr. Notes,
                                  9.75%, 2/1/05                                 83,740
B2                     100       Radnor Holdings, Inc., Sr. Notes,
                                  10.00%, 12/1/03                               80,000
B2                     150       Stone Container Corp., Sr. Notes,
                                  9.25%, 2/1/08                                154,500
                                                                      ----------------
                                                                               328,590
-------------------------------------------------------------------------------------
Electronics  0.1%
Ba3                     50       Flextronics International Ltd.,
                                  9.875%, 7/1/10                                51,500
Ba3                     75       TNP Enterprises, Inc.,
                                  Sr. Sub. Notes,
                                  10.25%, 4/1/10                                81,750
                                                                      ----------------
                                                                               133,250
-------------------------------------------------------------------------------------
Energy  1.4%
Baa2                   700       Cinergy Corp., Debs.,
                                  6.125%, 4/15/04                              694,797
Ba3                    150       CMS Energy Corp., Sr. Notes,
                                  9.875%, 10/15/07                             160,137

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Baa3            $      200       Southern California Edison Co.,
                                  Notes,
                                  6.51375%, 8/1/01                    $        160,000
A3                     300       TXU Electric Co.,
                                  4.53688%, 9/20/01                            300,266
                                                                      ----------------
                                                                             1,315,200
-------------------------------------------------------------------------------------
Financial Services  3.4%
B3                      15       Actuant Finance Corp.,
                                  Sr. Sub. Notes,
                                  13.00%, 5/1/09                                15,300
Ba1                    200       Americredit Corp., Gtd. Notes,
                                  9.875%, 4/15/06                              204,000
A2                     300       Bear, Stearns & Co., Inc.,
                                  FRN, Sr. Notes,
                                  4.68875%, 8/1/01                             300,228
A2                     200       CIT Group, Inc.,
                                  FRN, MTN, Sr. Notes,
                                  4.27%, 4/7/03                                200,705
A2                     600       Ford Motor Credit Corp.,
                                  7.50%, 3/15/05                               634,512
B1                     200       Green Tree Financial Corp., MTN,
                                  6.50%, 9/26/02                               192,196
Ba1                    400       GS Escrow Corp., Sr. Notes,
                                  6.75%, 8/1/01                                400,000
                                 Midland Funding Corp.,
                                  Debs.,
Ba3                     75       13.25%, 7/23/06                                88,052
                                 Sr. Sec'd. Note, Ser. A,
Ba3                    250       11.75%, 7/23/05                               273,510
Aa3                    600       Morgan Stanley Dean Witter,
                                  MTN, FRN,
                                  3.83%, 1/28/02                               600,545

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba3             $      100       Orion Power Holdings, Inc., Sr.
                                  Notes,
                                  12.00%, 5/1/10                      $        112,000
B2                     200       Stone Container Finance Co., Sr.
                                  Notes,
                                  11.50%, 8/15/06                              212,000
                                                                      ----------------
                                                                             3,233,048
-------------------------------------------------------------------------------------
Food & Beverage  0.3%
B3                      50       Agrilink Foods, Inc., Sr. Sub.
                                  Notes,
                                  11.875%, 11/1/08                              47,062
B2                     100       Great Atlantic & Pacific Tea,
                                  Inc.,
                                  Sr. Notes,
                                  7.70%, 1/15/04                                91,500
B2                     100       Notes,
                                  7.75%, 4/15/07                                85,000
B1                     100       Pilgrim's Pride Corp., Sr. Sub.
                                  Notes,
                                  10.875%, 8/1/03                              100,250
                                                                      ----------------
                                                                               323,812
-------------------------------------------------------------------------------------
Gaming  1.0%
B2                      20       Argosy Gaming
                                  Sr. Sub. Notes,
                                  9.00%, 9/1/11                                 20,250
                                 Circus Circus Enterprises, Inc.,
                                  Debs.,
Ba2                    100       6.70%, 11/15/96                                99,086
                                 Sr. Sub. Notes
Ba3                    300       6.75%, 7/15/03                                289,500
                                 Notes,
Ba3                    100       6.45%, 2/1/06                                  93,973
B2                      75       Coast Hotels & Casinos, Inc.,
                                  Sr. Sub. Notes,
                                  9.50%, 4/1/09                                 76,875
B2                     100       Harveys Casino Resorts, Sr. Sub.
                                  Notes,
                                  10.625%, 6/1/06                              105,500
B3                      25       Hollywood Casino Corp.,
                                  Sr. Sec'd. Notes,
                                  11.25%, 5/1/07                                26,250

    34                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $      100       Hollywood Park, Inc.,
                                  Sr. Sub. Notes,
                                  9.25%, 2/15/07                      $         86,000
B2                      30       Horseshoe Gaming Holding Corp.,
                                  Sr. Sub. Notes,
                                  8.625%, 5/15/09                               30,075
Ba2                     20       Park Place Entertainment Corp.,
                                  Sr. Sub. Notes,
                                  9.375%, 2/15/07                               21,200
B3                      50       Premier Parks, Inc., Sr. Notes,
                                  9.75%, 6/15/07                                51,250
B1                      40       Station Casinos, Inc., Sr. Sub.
                                  Notes,
                                  9.875%, 7/1/10                                40,800
Caa                     35       Venetian Casino Resort LLC,
                                  Sec'd. Mtge. Notes,
                                  12.25%, 11/15/04                              37,100
                                                                      ----------------
                                                                               977,859
-------------------------------------------------------------------------------------
Health Care  1.4%
                                 Columbia/HCA Healthcare Corp.,
Ba1                     60       9.00%, 12/15/14                                63,900
                                 MTN,
Ba1                    300       6.73%, 7/15/45                                302,250
C                      350(b)    Integrated Health Services, Inc.,
                                  Sr. Sub. Notes,
                                  9.25%, 1/15/08                                 1,750
B2                      25       Lifepoint Hospitals Holdings,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  10.75%, 5/15/09                               28,000
Aa2                    500       Long Island College Hosp.,
                                  Rev., FHA Mtge., Ser. B,
                                  8.90%, 8/15/30                               566,265
B3                     125       Magellan Health Services, Inc.,
                                  Sr. Sub. Notes,
                                  9.00%, 2/15/08                               118,750
B2                     100       Matria Healthcare, Inc., Sr. Notes
                                  11.00%, 5/1/08                                96,250

    See Notes to Financial Statements                                     35

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $      100       Select Medical Corp.,
                                  Sr. Sub. Notes,
                                  9.50%, 6/15/09                      $         97,500
B2                      50       Triad Hospitals, Sr. Sub. Notes,
                                  11.00%, 5/15/09                               54,875
                                                                      ----------------
                                                                             1,329,540
-------------------------------------------------------------------------------------
Industrials  0.5%
                                 AES Drax Holdings Ltd.,
                                  Sr. Sec'd. Notes,
Ba2                    100       11.50%, 8/30/10                               108,500
Baa3                   250       10.41%, 13/31/20                              278,750
B3                     325       United International Holdings,
                                  Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 2/15/03),
                                  10.75%, 2/15/08                              104,813
                                                                      ----------------
                                                                               492,063
-------------------------------------------------------------------------------------
Insurance  0.5%
                                 Conseco, Inc.,
                                  Notes,
B1                     400       8.75%, 2/9/04                                 374,000
                                 Sr. Notes,
B1                     120       10.75%, 6/15/08                               118,200
                                                                      ----------------
                                                                               492,200
-------------------------------------------------------------------------------------
Internet
Ca                      20       Exodus Communications, Inc.,
                                  Sr. Notes,
                                  11.625%, 7/15/10                               6,600
-------------------------------------------------------------------------------------
Lodging  0.2%
B2                      65       Extended Stay America, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 6/15/11                               65,325

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba1             $      115       ITT Corp., Debs.,
                                  7.375%, 11/15/15                    $        106,723
Ba3                     50       La Quinta Inns, Inc., Sr. Notes,
                                  7.25%, 3/15/04                                47,250
                                                                      ----------------
                                                                               219,298
-------------------------------------------------------------------------------------
Manufacturing  0.3%
B2                      20       Blount, Inc., Sr. Notes,
                                  7.00%, 6/15/05                                13,400
B3                     110       Core Mark International, Inc.,
                                  Sr. Sub. Notes,
                                  11.375%, 9/15/03                             106,150
B1                     100       Elizabeth Arden, Inc., Ser. B,
                                  Sr. Sec'd. Notes,
                                  11.75%, 2/1/11                               106,500
B2                      75       Gentek Corp.
                                  Sr. Sub. Notes,
                                  11.00%, 8/1/09                                56,063
Ca                      20       Polymer Group, Inc., Sr. Sub.
                                  Notes,
                                  Ser. B,
                                  8.75%, 3/1/08                                  7,800
B2                      10       Venture Holdings, Inc., Sr. Notes,
                                  Ser. B,
                                  9.50%, 7/1/05                                  7,825
                                                                      ----------------
                                                                               297,738
-------------------------------------------------------------------------------------
Media  2.1%
B2                     200       Ackerley Group, Inc.,
                                  Sr. Sub. Notes, Ser. B,
                                  9.00%, 1/15/09                               180,000
B2                     125       Alliance Atlantis Communications,
                                  Inc., Sr. Sub. Notes,
                                  13.00%, 12/15/09                             132,500
B2                     100       Canwest Media, Inc., Sr. Sub.
                                  Notes,
                                  10.625%, 5/15/11                             104,500

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B1              $      250       Fox Family Worldwide, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon, 11/1/02                $        243,125
B2                     250       Mediacom Broadband LLC,
                                  Sr. Notes,
                                  11.00%, 7/15/13                              263,750
B3                      50       Nextmedia, Inc., Sr. Sub. Notes,
                                  10.75%, 7/1/11                                52,062
Ba3                     50       Primedia, Inc., Sr. Notes,
                                  8.875%, 5/15/11                               48,000
                                 Quebecor Media, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 7/15/06)
B2                     100       13.75%, 7/15/11                                59,000
                                 Sr. Notes,
B2                     100       11.125%, 7/15/11                              105,500
Baa1                   600       Time Warner, Inc., Sr. Notes,
                                  6.10%, 12/30/01                              604,404
B2                     175       Young Broadcasting, Inc.,
                                  Sr. Sub. Notes,
                                  10.00%, 3/1/11                               171,500
                                                                      ----------------
                                                                             1,964,341
-------------------------------------------------------------------------------------
Metals  0.2%
B2                      75       Kaiser Aluminum & Chemical Corp.,
                                  Sr. Notes,
                                  9.875%, 2/15/02                               73,500
Ba1                    150       USEC, Inc., Sr. Notes,
                                  6.625%, 1/20/06                              137,236
Caa3                    40       WHX Corp., Sr. Sub. Notes,
                                  10.50%, 4/15/05                               20,400
                                                                      ----------------
                                                                               231,136

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Mining
                $       30       Terex Corp., Sr. Sub. Notes,
                                  10.375%, 4/1/11                     $         31,050
-------------------------------------------------------------------------------------
Miscellaneous Services  0.8%
B3                     100       Concentra Operating Corp.,
                                  Sr. Sub. Notes, Ser. B,
                                  13.00%, 8/15/09                              108,000
                       200       Fresenius Med. Care Cap. Trust,
                                  Gtd. Notes,
                                  7.875%, 2/1/08                               198,000
                                 Service Corp. International, Inc.,
                                  Notes,
B1                     175       6.30%, 3/15/20                                162,750
B1                     175       6.50%, 3/15/08                                139,562
                                 Sr. Notes,
B1                      50       6.00%, 12/15/05                                41,750
Ba3                    150       Stena AB, (Sweden)
                                  Sr. Notes,
                                  8.75%, 6/15/07                               134.250
B2                       5       Sun World International, Inc.,
                                  First Mtge. Notes, Ser. B,
                                  11.25%, 4/15/04                                4,625
                                                                      ----------------
                                                                               788,937
-------------------------------------------------------------------------------------
Networking  0.1%
A3                      50       Nortel Networks Ltd., Notes,
                                  6.125%, 2/15/06                               43,874
Caa1                   155       Williams Communications Group,
                                  Inc.,
                                  Sr. Notes,
                                  10.875%, 10/1/09                              67,425
                                                                      ----------------
                                                                               111,299

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Oil & Gas  0.5%
B2              $       55       Comstock Resources, Inc.,
                                  Sr. Sub. Notes,
                                  11.25%, 5/1/07                      $         57,750
Ba2                    255       Eott Energy Partners LP, Sr.
                                  Notes,
                                  11.00%, 10/1/09                              274,125
B2                      15       Houston Exploration Co., Sr. Sub.
                                  Notes,
                                  8.625%, 1/1/08                                14,850
Ba2                     25       Leviathan Gas Pipeline LP,
                                  Sr. Sub. Notes,
                                  10.375%, 6/1/09                               26,625
B1                      55       Parker Drilling Co., Sr. Notes,
                                  Ser. D,
                                  9.75%, 11/15/06                               55,000
B2                      40       Swift Energy Co., Sr. Sub. Notes,
                                  10.25%, 8/1/09                                42,350
                                                                      ----------------
                                                                               470,700
-------------------------------------------------------------------------------------
Paper & Packaging  0.3%
Ba1                     45       Caraustar Industries, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 4/1/11                                44,663
                                 Doman Industries Ltd. (Canada),
                                  Sr. Notes,
B1                      35       8.75%, 3/15/04                                 21,000
                                 Sr. Notes, Ser. B
B1                      20       9.25%, 11/15/07                                11,000
                                 Sec'd. Notes,
B3                      20       12.00%, 7/1/04                                 20,300
B3                      50       Riverwood International Corp.,
                                  Sr. Notes,
                                  10.625%, 8/1/07                               51,500
B1                     100       Silgan Holdings, Inc., Sr. Sub.
                                  Deb.,
                                  9.00%, 6/1/09                                100,500
                                                                      ----------------
                                                                               248,963

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Pharmaceuticals  0.1%
B2              $       50       Bio Rad Labs, Inc., Sr. Sub.
                                  Notes,
                                  11.625%, 2/15/07                    $         54,500
-------------------------------------------------------------------------------------
Publishing  0.2%
B2                     250       Mail-Well I Corp., Sr. Sub. Notes,
                                  8.75%, 12/15/08                              205,000
-------------------------------------------------------------------------------------
Real Estate  0.4%
B2                      50       Blum CB Corp., Sr. Sub. Notes,
                                  11.25%, 6/15/11                               48,500
Ba2                    185       HMH Properties, Inc., Sr. Notes,
                                  Ser. B,
                                  7.875%, 8/1/08                               177,138
B1                     100       Intrawest Corp., Sr. Notes,
                                  10.50%, 2/1/10                               103,000
                                                                      ----------------
                                                                               328,638
-------------------------------------------------------------------------------------
Recreation
B3                      35       Bally's Total Fitness Holdings,
                                  Ser. D,
                                  Sr. Sub. Notes,
                                  9.875%, 10/15/07                              35,175
-------------------------------------------------------------------------------------
Restaurants  0.8%
B2                      60       Carrols Corp., Sr. Sub. Notes,
                                  9.50%, 12/1/08                                53,400
Ba2                    350       Felcor Suites LP, Gtd. Sr. Notes,
                                  7.375%, 10/1/04                              343,777
Ba3                     25       Sbarro, Inc., Sr. Notes,
                                  11.00%, 9/15/09                               25,594
Ba1                    350       Tricon Global Restaurants, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/15/11                              360,500
                                                                      ----------------
                                                                               783,271

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Retail  0.7%
                                 Dillards, Inc., Notes,
Ba1             $       50       6.125%, 11/1/03                      $         46,703
Ba1                     75       6.43%, 8/1/04                                  70,170
Baa3                    75       Kmart Corp., Notes,
                                  9.875%, 6/15/08                               75,303
                                 Rite Aid Corp.,
                                  Sr. Notes,
B1                     100       11.25%, 7/1/08                                103,000
                                 Debs.,
B1                      25       6.875%, 8/15/13                                18,469
B1                      25       7.70%, 2/15/27                                 18,437
                                 Notes,
B2                      50       6.00%, 12/15/05                                40,750
Ba1                    150       Saks, Inc., Notes,
                                  7.375%, 2/15/19                              109,500
Ba2                    150       Winn Dixie Stores, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/1/08                               153,000
                                                                      ----------------
                                                                               635,332
-------------------------------------------------------------------------------------
Schools  0.1%
B3                      80       Kindercare Learning Center, Inc.,
                                  Sr. Sub. Notes,
                                  9.50%, 2/15/09                                79,400
-------------------------------------------------------------------------------------
Semiconductors  0.1%
B2                      45       Fairchild Semiconductor Corp.,
                                  Sr. Sub. Notes,
                                  10.50%, 2/1/09                                45,225
-------------------------------------------------------------------------------------
Sovereign Bonds  0.2%
Baa2                   200       State of Qatar, Sr. Notes,
                                  9.75%, 6/15/30                               230,000

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Steel
Ba2             $        5       AK Steel Corp., Sr. Notes,
                                  9.125%, 12/15/06                    $          5,150
Caa1                    10       Lukens, Inc., Notes,
                                  7.625%, 8/1/04                                 2,700
Ba2                     25       United States Steel LLC,
                                  Sr. Notes,
                                  10.75%, 8/1/08                                25,125
                                                                      ----------------
                                                                                32,975
-------------------------------------------------------------------------------------
Telecommunications  2.0%
B3                      45       American Tower Corp.,
                                  Sr. Notes,
                                  9.375%, 2/1/09                                41,625
B3                      10       Dobson Communications Corp.,
                                  Sr. Notes,
                                  10.875%, 7/1/10                               10,250
B3                      40       Fairpoint Communications, Inc.,
                                  Sr. Sub. Notes,
                                  12.50%, 5/1/10                                35,200
Ba2                    250       Global Crossing Holdings Ltd.,
                                  Sr. Notes,
                                  9.50%, 11/15/09                              187,500
                                 Level 3 Communications, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon, (until 12/1/03),
B3                      30       10.50%, 12/1/08                                 9,900
                                 Zero Coupon (until 3/15/05),
B3                     250       12.875%, 3/1/10                                70,000
                                 Sr. Notes,
Caa1                    55       11.00%, 3/15/08                                31,075
Caa1                   145       McleodUSA, Inc., Sr. Notes,
                                  11.375%, 1/1/09                               84,100

    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $       90       Microcell Telecommunications,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 6/1/04),
                                  12.00%, 6/1/09                      $         37,800
B3                      40       Millicom International Cellular,
                                  Sr. Disc. Sub. Notes,
                                  13.50%, 6/1/06                                34,800
B2                     100       Netia Holdings BV, (Poland), Ser.
                                  B,
                                  Gtd. Sr. Disc. Notes,
                                  Zero Coupon (until 11/1/01),
                                  11.00%, 11/1/07                               25,000
                                 Nextel Communications, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 9/15/02),
B1                     230       10.65%, 9/15/07                               174,800
                                 Sr. Notes,
B1                     185       9.375%, 11/15/09                              152,394
B2                     250       NTL Communications Corp.,
                                  Sr. Notes,
                                  Zero Coupon, (until 10/1/03),
                                  12.375%, 10/1/08                             110,000
Baa3                    35       Rogers Wireless, Inc.,
                                  Sr. Sec'd. Notes,
                                  9.625%, 5/1/11                                35,437
B3                      35       Spectrasite Holdings, Inc., Sr.
                                  Disc. Notes, Zero Coupon (until
                                  3/15/05),
                                  12.875%, 3/15/10                              12,250
B3                      75       Star Choice Communications,
                                  Sr. Sec'd. Notes,
                                  13.00%, 12/15/05                              78,750
                                 Tritel PCS, Inc., Sr. Sub. Disc.
                                  Notes,
                                  Zero Coupon (until 3/15/05),
B3                      55       12.75%, 5/15/09                                35,200
B3                      50       10.375%, 1/15/11                               46,500

    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
A2              $      300       Vodafone AirTouch PLC, FRN,
                                  3.987%, 12/19/01                    $        300,063
                                 Voicestream Wireless Corp., Sr.
                                  Disc. Notes, Zero Coupon (until
                                  11/15/04),
Baa1                   120       11.875%, 11/15/09                              99,900
                                 Sr. Notes,
Baa1                    80       10.375%, 11/15/09                              91,300
                                                                      ----------------
                                                                             1,703,844
-------------------------------------------------------------------------------------
Utilities  1.9%
                                 AES Corp., Sr. Notes,
Ba1                    150       9.50%, 6/1/09                                 153,000
Ba1                    100       8.75%, 12/15/02                               101,250
Aaa                  1,000       Boston Massachusetts Water and
                                  Sewer, Ser. D, Sr. Notes,
Aaa                              5.00%, 11/1/28                                982,830
A3                     400       Commonwealth Edison Co.,
                                  First Mtge.,
                                  7.375%, 9/15/02                              412,816
B1                      15       El Paso Energy Partners LP,
                                  Sr. Sub. Notes,
                                  8.50%, 6/1/11                                 15,000
Baa3                    50       PSEG Energy Holdings,
                                  10.00%, 10/1/09                               55,455
Baa2                   100       Reliant Energy Mid Atlantic,
                                  Ser. C,
                                  9.681%, 7/2/26                               112,449
                                                                      ----------------
                                                                             1,832,800
-------------------------------------------------------------------------------------
Waste Management  0.3%
                                 Allied Waste of North America,
                                  Inc.,
                                  Sr. Notes,
Ba3                     50       7.375%, 1/1/04                                 49,375
Ba3                    150       7.875%, 1/1/09                                147,750
                                 Sr. Sub. Notes,
B2                      75       10.00%, 8/1/09                                 77,625
                                                                      ----------------
                                                                               274,750
                                                                      ----------------

    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Total corporate bonds
                                  (cost $24,942,477)                  $     24,276,494
                                                                      ----------------
CONVERTIBLE BONDS  0.5%
-------------------------------------------------------------------------------------
Financial Services
A3               Euro  500       Hellenic Finance Corp.,
                                  2.00%, 7/15/03
                                  (cost $526,875)                              435,661
                                                                      ----------------
MORTGAGE-RELATED SECURITIES  4.9%
Aaa               US   600       Bear Stearns Mortgage Securities,
                                  Inc.,
                                  Ser. 1997-7, Class A-9,
                                  7.00%, 2/25/28                               606,186
Aaa                    490       Credit Suisse First Boston
                                  Mortgage,
                                  Ser. 1999-WM1 Class M1,
                                  6.6052%, 10/19/39                            492,978
AAA(Pound)             262       GE Capital Mortgage Services,
                                  Inc.,
                                  Ser. 1999-15, Class 16,
                                  6.75%, 8/25/29                               263,549
Baa2                   300       Korea Asset Funding Ltd.,
                                  Ser. 2000-1A, Class 1,
                                  7.27%, 2/10/09                               307,076
Aaa                    500       Mellon Residential Funding Corp.,
                                  Ser. 1999, Class A-3,
                                  6.58%, 7/25/29                               536,156
Aaa                    500       Nationslink Funding Corp.,
                                  Ser. 1999-Sl, Class A-3,
                                  6.297%, 11/10/02                             514,672
                                 PNC Mortgage Securities Corp.,
                                  Ser. 1995-2, Class A-4,
Aa1                    276       6.75%, 6/25/16                                278,786
                                 Ser. 1999, Class A-3,
AAA(Pound)             496       7.25%, 10/25/29                               515,754
                                 Ser. 1999-8, Class I A-5,
AAA(Pound)             415       6.75%, 8/25/29                                418,934

    46                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Aaa             $      756       Residential Funding Mortgage,
                                  Inc.,
                                  Ser. 1997 S-19, Class A-3,
                                  6.50%, 12/25/12                     $        759,629
                                                                      ----------------
                                 Total mortgage-related securities
                                  (cost $4,539,464)                          4,693,720
                                                                      ----------------

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES  4.9%
               Government of Germany,
  EURO 2,300   6.00%, 7/4/07                                              2,161,643
       2,300   5.25%, 1/4/08                                              2,073,620
          20   6.25%, 1/4/24                                                 19,143
         170   6.50%, 7/4/27                                                168,386
         200   6.25%, 1/4/30                                                193,897
                                                                   ----------------
               Total foreign government securities
                (cost $4,449,306)                                         4,616,689
                                                                   ----------------
MUNICIPLE BONDS, U.S. GOVERNMENT AGENCY AND SECURITIES  36.0%
$        400   Chicago Illinois
                Project & Refunding Series A
                5.00%, 1/1/41(c)                                            381,808
               Federal Home Loan Mortgage Corp.,
       1,251   10.00%, 5/15/20(c)                                         1,320,077
          84   7.66%, 8/1/23(c)                                              85,171
               Federal National Mortgage Association,
         415   6.50%, 5/1/06(c)                                             423,784
         567   5.00%, 4/1/14(c)                                             548,937
       4,000   7.50%, TBA(a)                                              4,116,240
       2,000   7.00%, TBA(a)                                              2,035,000
       3,500   6.00%, TBA(a)                                              3,423,455
         400   6.25%, TBA(a)                                                403,961
               Government National Mortgage Association,
          67   7.75%, 9/20/22(c)                                             68,509
       1,000   8.00%, TBA(a)                                              1,043,130
       1,000   7.50%, TBA(a)                                              1,030,781

    See Notes to Financial Statements                                     47

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
$        468   7.50%, 12/15/28(c)                                  $        484,353
         446   6.00%, 1/15/29(c)                                            440,838
         522   6.00%, 2/15/29(c)                                            515,657
         617   6.00%, 5/15/29(c)                                            609,334
         559   6.00%, 8/15/29(c)                                            552,744
         541   8.50%, 2/20/30(c)                                            566,191
         590   8.50%, 5/20/30(c)                                            617,141
       1,645   8.50%, 6/15/30(c)                                          1,726,450
       1,246   8.50%, 8/15/30(c)                                          1,307,173
         996   8.50%, 9/15/30(c)                                          1,045,576
         126   8.50%, 10/15/30(c)                                           132,598
         155   8.50%, 1/15/31(c)                                            163,034
         986   United States Department Veteran Affairs,
                6.83721%, 1/15/30(c)                                      1,017,351
               United States Treasury Bonds,
         500   6.25%, 8/15/23(c)                                            539,375
         100   5.25%, 11/15/28(c)                                            94,828
               United States Treasury Bond, (Principal Only)
       1,500   Zero Coupon, 2/15/15(c)                                      701,325
       1,000   Zero Coupon, 11/15/18(c)                                     368,110
         250   Zero Coupon, 2/15/21(c)                                       80,190
               United States Treasury Note,
       1,775   3.625%, 7/15/02(c)                                         1,810,809
         200   6.75%, 5/15/05(c)                                            216,156
         900   7.00%, 7/15/06(c)                                            994,077
       1,459   3.375%, 1/15/07(c)                                         1,484,149
         500   6.125%, 8/15/07(c)                                           535,860
       1,842   3.875%, 1/15/09(c)                                         1,916,558
       1,300   6.50%, 2/15/10(c)                                          1,433,653
                                                                   ----------------
               Total Municiple Bonds, U.S. Government Agency and
                Securities
                (cost $33,666,187)                                       34,234,383
                                                                   ----------------
               Total long-term investments
                (cost $103,657,668)                                     104,347,551
                                                                   ----------------

    48                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.5%
-------------------------------------------------------------------------------------
Repurchase Agreement
$      7,151   Joint Repurchase Agreement Account,
                3.87%, 8/1/01 (cost $7,151,000; Note 5)            $      7,151,000
                                                                   ----------------
OUTSTANDING CALL OPTION PURCHASED  1.3%

Description                                       Contracts          Value (Note 1)
--------------------------------------------------------------------------------------
U.S. Treasury Bonds
August 01 @ $93.81                                   9,000                98,667
October 01 @ $93                                   100,000             1,139,900
                                                                ----------------
 (cost $1,042,094)                                                     1,238,567
                                                                ----------------
Total Investments  118.7%
 (cost $111,849,714; Note 4)                                         112,737,118
Liabilities in excess of other
 assets  (18.7)%                                                     (17,741,891)
                                                                ----------------
Net Assets  100%                                                $     94,995,227
                                                                ----------------
                                                                ----------------

------------------------------
(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non income producing security.
(c) All or a portion of security segregated as collateral for TBA.
Pound S&P rating.
AB--Aktiebolag (Swedish stock company).
ADR--American Depository Receipt.
BV--Beloten Vennootschap (Dutch Company).
FHA--Federal Housing Administration.
FRN--Floating Rate Note.
LLC--Limited Liability Company.
LP--Limited Partnership.
MTN--Medium-Term Note.
N.V.--Naamloze Vennootschaap (Dutch Corporation).
PLC--Public Limited Company.
REIT--Real Estate Investment Trust.
SA--Societe Anonyme (French Corporation).
TBA--Securities purchased on a forward commitment basis.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     49

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities

                                                                    July 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $111,849,714)                           $ 112,737,118
Foreign currency, at value (cost $10,125)                                   9,528
Cash                                                                        4,619
Interest and dividends receivable                                         817,783
Receivable for investments sold                                           483,152
Receivable for Fund shares sold                                           335,226
Unrealized appreciation on forward currency contracts                      13,645
                                                                    -------------
      Total assets                                                    114,401,071
                                                                    -------------
LIABILITIES
Payable for investments purchased                                      18,611,864
Payable for Fund shares reacquired                                        554,546
Accrued expenses and other liabilities                                    112,489
Distribution fee payable                                                   67,291
Management fee payable                                                     59,440
Foreign withholding tax payable                                               214
                                                                    -------------
      Total liabilities                                                19,405,844
                                                                    -------------
NET ASSETS                                                          $  94,995,227
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $       9,563
   Paid-in capital in excess of par                                    95,177,145
                                                                    -------------
                                                                       95,186,708
   Distribution in excess of net investment income                        (85,176)
   Accumulated net realized loss on investments                          (888,705)
   Net unrealized appreciation on investments and foreign
      currency                                                            782,400
                                                                    -------------
Net assets, July 31, 2001                                           $  94,995,227
                                                                    -------------
                                                                    -------------

    50                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                    July 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($16,759,793
      / 1,683,896 shares of beneficial interest issued and
      outstanding)                                                          $9.95
   Maximum sales charge (5% of offering price)                                .52
                                                                    -------------
   Maximum offering price to public                                        $10.47
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($62,177,404 / 6,262,365 shares of beneficial
      interest issued and outstanding)                                      $9.93
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($14,626,444
      / 1,473,163 shares of beneficial interest issued and
      outstanding)                                                          $9.93
   Sales charge (1% of offering price)                                        .10
                                                                    -------------
   Offering price to public                                                $10.03
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,431,586 / 143,867 shares of beneficial interest
      issued and outstanding)                                               $9.95
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     51

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Operations

                                                                         Year
                                                                         Ended
                                                                     July 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                           $ 3,995,033
   Dividends (net of foreign withholding taxes of $1,976)                 369,629
                                                                     -------------
      Total income                                                      4,364,662
                                                                     -------------
Expenses
   Management fee                                                         615,975
   Distribution fee--Class A                                               39,961
   Distribution fee--Class B                                              524,334
   Distribution fee--Class C                                              127,635
   Custodian's fees and expenses                                          350,000
   Transfer agent's fees and expenses                                      88,000
   Reports to shareholders                                                 66,000
   Registration fees                                                       40,000
   Audit fee                                                               25,000
   Trustees' fees and expenses                                             13,000
   Legal fees                                                              10,000
   Miscellaneous                                                              902
                                                                     -------------
      Total expenses                                                    1,900,807
                                                                     -------------
Net investment income                                                   2,463,855
                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                               (859,998)
   Foreign currency transactions                                          152,630
   Swaps                                                                  (59,786)
                                                                     -------------
                                                                         (767,154)
                                                                     -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         (1,356,689)
   Foreign currencies                                                      95,105
   Swaps                                                                   11,016
                                                                     -------------
                                                                       (1,250,568)
                                                                     -------------
Net gain (loss) on investments                                         (2,017,722)
                                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $   446,133
                                                                     -------------
                                                                     -------------

    52                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Changes in Net Assets

                                                         Year Ended July 31,
                                                 ------------------------------------
                                                       2001                2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations
   Net investment income                           $  2,463,855        $  2,170,624
   Net realized gain (loss) on investment and
      foreign currency transactions                    (767,154)          6,336,720
   Net change in unrealized
      appreciation/(depreciation) of
      investments and foreign currencies             (1,250,568)           (211,361)
                                                 ----------------    ----------------
   Net increase in net assets resulting from
      operations                                        446,133           8,295,983
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                          (576,487)           (419,711)
      Class B                                        (1,619,314)         (1,002,217)
      Class C                                          (390,857)           (337,721)
      Class Z                                           (42,134)           (348,570)
                                                 ----------------    ----------------
                                                     (2,628,792)         (2,108,219)
                                                 ----------------    ----------------
   Distributions from net realized gains on
      investment transactions
      Class A                                        (1,148,585)           (113,245)
      Class B                                        (3,624,125)           (387,774)
      Class C                                          (860,929)           (152,973)
      Class Z                                           (57,520)           (219,765)
                                                 ----------------    ----------------
                                                     (5,691,159)           (873,757)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                     41,841,390          35,877,305
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   7,966,952           2,861,038
   Cost of shares reacquired                        (17,063,782)        (48,138,088)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        32,744,560          (9,399,745)
                                                 ----------------    ----------------
Total increase/(decrease)                            24,870,742          (4,085,738)
NET ASSETS
Beginning of year                                    70,124,485          74,210,223
                                                 ----------------    ----------------
End of year(a)                                     $ 94,995,227        $ 70,124,485
                                                 ----------------    ----------------
                                                 ----------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of                                      $         --        $    392,105
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     53

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements

      Strategic Partners Asset Allocation Funds (the 'Trust') formerly Prudential Diversified Funds, is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Conservative Growth Fund (the 'Fund'), Strategic Partners Moderate Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Conservative Growth Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), formerly known as Prudential Investment Corporation, Pacific Investment Management Company, Franklin Advisers, Inc. and the Dreyfus Corporation are the Fund's 'Advisers'.

      The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are
                                                                          55

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    The Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain
(loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss).

      The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified
                                                                          57

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $312,344, increase accumulated net realized loss on investments by $368,335 and increase paid-in capital in excess of par by $680,679 due to realized and recognized currency gains during the period and the Fund treating redemptions as distributions for federal income tax purposes during the year ended July 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 2001.

      PIMS has advised the Fund that it has received approximately $85,100 and $47,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2001.

      PIMS has advised the Fund that for the year ended July 31, 2001, it has received approximately $135,900 and $7,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

      Jennison, PIMS, PIM and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended July 31, 2001, the Fund incurred fees of approximately $74,000 for the services of PMFS. As of July 31, 2001 approximately $7,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2001 aggregated $339,032,765 and $305,796,629, respectively.

      At July 31, 2001, the Fund had outstanding forward currency contracts to buy foreign currencies as follows:

                                             Value at         Value at
            Foreign Currency                 July 31,      Settlement Date
            Purchase Contract                  2001            Payable         Appreciation
-----------------------------------------   -----------    ---------------    --------------
EUR, 499,000
  expiring 8/21/01                           $ 436,089        $ 422,444          $ 13,645
                                            -----------    ---------------    --------------
                                            -----------    ---------------    --------------

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Fund's investments, at July 31, 2001 was $112,592,327 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $144,791 (gross unrealized appreciation--$5,079,748, gross unrealized depreciation--$4,934,957).

      For federal income tax purposes, the Fund has a capital loss carryforward as of July 31, 2001 of approximately $17,574 which expires in 2009. In addition, the Fund will elect to treat net capital losses of approximately $128,518 and net foreign currency losses of $71,317 incurred in the nine month period ended July 31, 2001 as having been incurred in the next fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2001, the Fund had a 1.3% undivided interest in the joint account. The undivided interest for the Fund represents $7,151,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Deutsche Bank Alex. Brown, 3.87%, in the principal amount of $65,821,000, repurchase price $65,828,075, due 8/1/01. The value of the collateral including accrued interest was $67,137,420.

      Greenwich Capital Markets, Inc., 3.87%, in the principal amount of $180,000,000, repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,519.

      Morgan Stanley Co., Inc., 3.87%, in the principal amount of $180,000,000, repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,260.

      State Street Bank & Trust Co., 3.87%, in the principal amount of $145,661,000, repurchase price $145,676,658, due 8/1/01. The value of the collateral including accrued interest was $148,578,786.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                    Shares         Amount
------------------------------------------------------   ----------    ------------
Year ended July 31, 2001:
Shares sold                                                 526,047    $  5,460,468
Shares issued in reinvestment of dividends and
  distributions                                             167,430       1,659,110
Shares reacquired                                          (459,254)     (4,715,631)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                234,223       2,403,947
Shares issued upon conversion from Class B                  136,971       1,400,032
                                                         ----------    ------------
Net increase in shares outstanding                          371,194    $  3,803,979
                                                         ----------    ------------
                                                         ----------    ------------
Year ended July 31, 2000:
Shares sold                                               1,090,045    $ 11,650,462
Shares issued in reinvestment of dividends and
  distributions                                              47,988         515,634
Shares reacquired                                          (812,925)     (8,741,195)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                325,108       3,424,901
Shares issued upon conversion from Class B                  109,810       1,201,204
                                                         ----------    ------------
Net increase in shares outstanding                          434,918    $  4,626,105
                                                         ----------    ------------
                                                         ----------    ------------
Class B
------------------------------------------------------
Year ended July 31, 2001:
Shares sold                                               2,768,777    $ 28,390,731
Shares issued in reinvestment of dividends and
   distributions                                            510,312       5,039,906
Shares reacquired                                          (845,336)     (8,664,381)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                              2,433,753      24,766,256
Shares issued upon conversion into Class A                 (137,334)     (1,400,032)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding             2,296,419    $ 23,366,224
                                                         ----------    ------------
                                                         ----------    ------------
Year ended July 31, 2000:
Shares sold                                               1,916,483    $ 20,536,163
Shares issued in reinvestment of dividends and
   distributions                                            123,462       1,322,329
Shares reacquired                                          (885,951)     (9,503,752)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                              1,153,994      12,354,740
Shares issued upon conversion into Class A                 (110,000)     (1,201,204)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding             1,043,994    $ 11,153,536
                                                         ----------    ------------
                                                         ----------    ------------

                                                                          61

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements Cont'd.

Class C                                                    Shares         Amount
------------------------------------------------------   ----------    ------------
Year ended July 31, 2001:
Shares sold                                                 669,736    $  6,832,248
Shares issued in reinvestment of dividends and
  distributions                                             118,345       1,169,251
Shares reacquired                                          (337,274)     (3,462,746)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               450,807    $  4,538,753
                                                         ----------    ------------
                                                         ----------    ------------
Year ended July 31, 2000:
Shares sold                                                 304,558    $  3,288,339
Shares issued in reinvestment of dividends and
  distributions                                              42,720         455,132
Shares reacquired                                          (681,306)     (7,334,166)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding              (334,028)   $ (3,590,695)
                                                         ----------    ------------
                                                         ----------    ------------
Class Z
------------------------------------------------------
Year ended July 31, 2001:
Shares sold                                                 113,224    $  1,157,943
Shares issued in reinvestment of dividends and
   distributions                                              9,991          98,685
Shares reacquired                                           (22,001)       (221,024)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               101,214    $  1,035,604
                                                         ----------    ------------
                                                         ----------    ------------
Year ended July 31, 2000:
Shares sold                                                  37,256    $    402,341
Shares issued in reinvestment of dividends and
   distributions                                             54,363         567,943
Shares reacquired                                        (2,059,454)    (22,558,975)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding            (1,967,835)   $(21,588,691)
                                                         ----------    ------------
                                                         ----------    ------------

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights

                                                                 Class A
                                         --------------------------------------------------------
                                               Year Ended July 31,           November 18, 1998(a)
                                         -------------------------------           Through
                                             2001              2000             July 31, 1999
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period        $ 11.06           $ 10.36               $10.00
                                         -------------     -------------           -------
Income from investment operations:
Net investment income                           .37               .37                  .19
Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                  (.30)              .82                  .35
                                         -------------     -------------           -------
      Total from investment
      operations                                .07              1.19                  .54
                                         -------------     -------------           -------
Less distributions
Dividends from net investment income           (.36)             (.37)                (.18)
Distributions from net realized
   capital gains                               (.82)             (.12)                  --
                                         -------------     -------------           -------
      Total dividends and
      distributions                           (1.18)             (.49)                (.18)
                                         -------------     -------------           -------
Net asset value, end of period              $  9.95           $ 11.06               $10.36
                                         -------------     -------------           -------
                                         -------------     -------------           -------
TOTAL RETURN(b)                                1.00%            11.73%                5.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $16,760           $14,514               $9,097
Average net assets (000)                    $15,985           $12,535               $6,157
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                 1.72%             1.73%                1.92%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                 1.47%             1.48%                1.67%(c)
   Net investment income                       3.61%             3.46%                2.69%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                      334%              244%                 180%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    See Notes to Financial Statements                                     63

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights Cont'd.

                                                                 Class B
                                         --------------------------------------------------------
                                               Year Ended July 31,           November 18, 1998(a)
                                         -------------------------------           Through
                                             2001              2000             July 31, 1999
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period        $ 11.05           $ 10.35              $  10.00
                                         -------------     -------------           --------
Income from investment operations:
Net investment income                           .29               .29                   .14
Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                  (.29)              .82                   .34
                                         -------------     -------------           --------
      Total from investment
      operations                                 --              1.11                   .48
                                         -------------     -------------           --------
Less distributions
Dividends from net investment income           (.30)             (.29)                 (.13)
Distributions from net realized
capital gains                                  (.82)             (.12)                   --
                                         -------------     -------------           --------
      Total dividends and
      distributions                           (1.12)             (.41)                 (.13)
                                         -------------     -------------           --------
Net asset value, end of period              $  9.93           $ 11.05              $  10.35
                                         -------------     -------------           --------
                                         -------------     -------------           --------
TOTAL RETURN(b)                                 .34%            10.89%                 4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $62,177           $43,838              $ 30,235
Average net assets (000)                    $52,433           $36,574              $ 19,308
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                 2.47%             2.48%                 2.67%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                 1.47%             1.48%                 1.67%(c)
   Net investment income                       2.84%             2.70%                 1.94%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    64                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights Cont'd.

                                                                 Class C
                                         --------------------------------------------------------
                                               Year Ended July 31,           November 18, 1998(a)
                                         -------------------------------           Through
                                             2001              2000             July 31, 1999
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period        $ 11.05           $ 10.35              $  10.00
                                         -------------     -------------           --------
Income from investment operations:
Net investment income                           .29               .28                   .14
Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                  (.29)              .83                   .34
                                         -------------     -------------           --------
      Total from investment
      operations                                 --              1.11                   .48
                                         -------------     -------------           --------
Less distributions
Dividends from net investment income           (.30)             (.29)                 (.13)
Distributions from net realized
capital gains                                  (.82)             (.12)                   --
                                         -------------     -------------           --------
      Total dividends and
      distributions                           (1.12)             (.41)                 (.13)
                                         -------------     -------------           --------
Net asset value, end of period              $  9.93           $ 11.05              $  10.35
                                         -------------     -------------           --------
                                         -------------     -------------           --------
TOTAL RETURN(b)                                 .34%            10.89%                 4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $14,626           $11,301              $ 14,035
Average net assets (000)                    $12,763           $12,954              $ 12,039
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                 2.47%             2.48%                 2.67%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                 1.47%             1.48%                 1.67%(c)
   Net investment income                       2.84%             2.63%                 1.91%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    See Notes to Financial Statements                                     65

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights Cont'd.

                                                                 Class Z
                                         --------------------------------------------------------
                                               Year Ended July 31,           November 18, 1998(a)
                                         -------------------------------           Through
                                             2001              2000             July 31, 1999
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period        $ 11.05           $ 10.37              $  10.00
                                         -------------     -------------           --------
Income from investment operations:
Net investment income                           .38               .35                   .21
Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                  (.28)              .85                   .35
                                         -------------     -------------           --------
      Total from investment
      operations                                .10              1.20                   .56
                                         -------------     -------------           --------
Less distributions
Dividends from net investment income           (.38)             (.40)                 (.19)
Distributions from net realized
capital gains                                  (.82)             (.12)                   --
                                         -------------     -------------           --------
      Total dividends and
      distributions                           (1.20)             (.52)                 (.19)
                                         -------------     -------------           --------
Net asset value, end of period              $  9.95           $ 11.05              $  10.37
                                         -------------     -------------           --------
                                         -------------     -------------           --------
TOTAL RETURN(b)                                1.30%            11.84%                 5.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)             $ 1,432           $   471              $ 20,843
Average net assets (000)                    $   949           $12,354              $ 38,460
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees                 1.47%             1.48%                 1.67%(c)
   Expenses, excluding distribution
      and service (12b-1) fees                 1.47%             1.48%                 1.67%(c)
   Net investment income                       3.78%             3.30%                 2.89%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    66                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Asset Allocation Funds--Strategic Partners Conservative Growth Fund, formerly Prudential Diversified Funds--Prudential Diversified Conservative Growth Fund (the 'Fund') at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 21, 2001
                                                                          67

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Federal Income Tax Information

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2001) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2001, the Fund paid dividends for Class A, Class B, Class C and Class Z shares totaling $.36, $.30, $.30 and $.38 per share, of ordinary income, which is taxable as such, respectively. In addition, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.29 and a long term capital gain distribution of $.53 which are taxable as such. Further, we wish to advise you that 9.76% of the ordinary income dividends paid in the fiscal year ended July 31, 2001 qualified for the corporate dividend received deduction available to corporate taxpayers. The Fund utilized redemptions as distributions in the amount of $.043 and $.042 of ordinary income and long-term capital gains, respectively, for each class of shares.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2001.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 5.87% of the dividends paid by Strategic Partners Conservative Growth Fund qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Strategic Partners Asset Allocation Funds

     The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of mutual funds designed to meet your individual needs.
For information about these funds, contact your financial professional or call us at
(800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*

* This fund is not a direct purchase money fund and is only an exchangeable money fund.

Strategic Partners Asset Allocation Funds

     Getting the Most from your Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                             www.strategicpartners.com     (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Strategic Partners Asset Allocation Funds

     Getting the Most from your Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets.
The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Strategic Partners mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis.
It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable.
Should you have any questions, you may want to consult a tax adviser.

                            www.strategicpartners.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

     Class A     Growth of a $10,000 Investment

                   (GRAPHIC)

Average Annual Total Returns as of 7/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -4.05%         N/A           N/A           4.60%
Without Sales Charge     1.00%         N/A           N/A           6.61%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners
Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class A shares
(November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                          www.strategicpartners.com     (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPHIC)

Average Annual Total Returns as of 7/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -4.66%        N/A           N/A            4.82%
Without Sales Charge     0.34%        N/A           N/A            5.84%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Conservative
Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares (November 18,
1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

    Class C     Growth of a $10,000 Investment

                  (GRAPHIC)

Average Annual Total Returns as of 7/31/01

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -1.66%        N/A           N/A           5.45%
Without Sales Charge    0.34%        N/A           N/A           5.84%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners
Conservative Growth Fund (Class C shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class C shares
(November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                     www.strategicpartners.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (GRAPHIC)

Average Annual Total Returns as of 7/31/01

 One Year    Five Years    Ten Years    Since Inception
  1.30%          N/A          N/A             6.85%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners
Conservative Growth Fund (Class Z shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class Z shares
(November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Franklin Advisers, Inc.
920 Park Place
San Mateo, CA 94403

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Pacific Investment
   Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Fund Symbols        NASDAQ     CUSIP
Class A             PCGAX    86276X103
Class B             PBCFX    86276X202
Class C             PCCFX    86276X301
Class Z             PDCZX    86276X400

MFSP504E

(LOGO) Printed on Recycled Paper

(ICON)

ANNUAL REPORT     JULY 31, 2001

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

Strategic Partners
Moderate Growth Fund

Objective: Seeks Capital Appreciation and a
Reasonable Level of Current Income

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                   (LOGO)

Build on the Rock

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Moderate Growth
Fund seeks capital appreciation and a
reasonable level of current income. It
invests in a diversified portfolio of
stocks and fixed-income securities.
There can be no assurance that
the Fund will achieve its investment
objective.

MANAGER
Prudential Investments Fund Management LLC

INVESTMENT ADVISERS

    (LOGO)

Cumulative Total Returns1          As of 7/31/01
                                     One       Since
                                    Year    Inception2
Class A                            -4.89%     18.65%
Class B                            -5.72      15.98
Class C                            -5.72      15.98
Class Z                            -4.75      19.40
Lipper Multi-Cap Core Fund Avg.3  -12.56      18.62

Average Annual Total Returns1  As of 6/30/01
                                     One       Since
                                    Year    Inception2
Class A                            -8.56%      4.98%
Class B                            -9.44       5.13
Class C                            -6.40       5.77
Class Z                            -3.50       7.32

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Approximately seven
years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
2 Inception date: Class A, B, C, and Z,
11/18/98.

3 Lipper average returns are unmanaged,
and are based on the average return for
all funds in each share class for the one-year and since inception periods in the Lipper Multi-Cap Core Fund category. The
Lipper Multi-Cap Core Fund Average
includes funds that invest in a variety of market capitalization ranges, generally have between 25% and 75% of their equity assets invested in companies with market capitalizations above 300% of the dollar-weighted median of the S&P
MidCap 400 Index, have wide latitude in
the companies in which they invest, have an above-average price/earnings ratio and price-to-book ratio, and have a three-year earnings growth figure.

STRATEGIC PARTNERS
Asset Allocation Funds

                             September 18, 2001

DEAR SHAREHOLDER,
The horrific events that took place on
September 11, 2001 will remain
forever ingrained in our nation's
consciousness. In their aftermath, our
thoughts and our prayers remain with the victims of this senseless tragedy, their families, and friends. It is also with deep gratitude that we acknowledge the heroic efforts of the men and women involved in the rescue efforts.

We at Prudential Financial would like to take the opportunity during this difficult time to reassure our shareholders of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and during this extremely tragic period in our nation's history, even more so. We're here to provide the expertise and resources that may help make the journey ahead less daunting.

For now, investors should try to maintain a patient focus on their long-term investment strategies. It is also important for individuals to avoid making investment decisions based on emotional reactions. While no one can predict the future, history has shown that after an event of this magnitude, the major markets post initial sharp declines from which they eventually recover. Should history repeat itself, individuals who leave the market now may be unable to fully participate in a market rebound.
Above all, investors should continue to
seek guidance from their financial
professionals.

It is a testament to the resiliency of our country that as we mourn, we also carry on. Please let us know how we can help you as we move forward together in the weeks and months ahead.

Sincerely,

David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Annual Report  July 31, 2001

Prudential Diversified Funds Renamed
"Strategic Partners Asset Allocation
Funds"

On September 4, 2001, we welcomed the
Prudential Diversified Funds into the
Strategic Partners family of mutual funds, renaming them the Strategic Partners Asset
Allocation Funds. These changes will have no effect at all on the Funds' management:
Both the asset allocations and the advisers for each asset class have stayed the same.

The change will allow investors in these Funds to exchange their shares with shares of other Strategic Partners Funds, including the Strategic Partners Style
Specific Funds and the Strategic Partners
Opportunity Funds. Our team of investment management analysts selected investment advisers for all of the Strategic Partners
Funds from among leading managers across the entire investment industry. Should you and your financial professional wish to modify the asset allocation provided by your fund, we believe the Strategic Partners family offers a fine selection. Effective
September 4, 2001, however, your shares of any Strategic Partners fund are no longer exchangeable for those of funds in the Prudential fund family.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Annual Report  July 31, 2001

INVESTMENT ADVISERS' REPORT

PERFORMANCE
During the Strategic Partners Moderate
Growth Fund's (formerly Prudential
Diversified Moderate Growth Fund) fiscal year ended July 31, 2001, the price of growth stocks fell sharply. The stronger performances of bonds and value stocks weren't enough to pull the Fund into positive territory. However, the -4.89% return of the Fund's Class A shares
(-9.65% to those paying the maximum
one-time Class A share sales charge) was substantially above the -12.56% Lipper
Multi-Cap Core Fund Average.

A GOOD TIME FOR DEFENSIVE INVESTING
During the 12 months ended July 31, 2001, investors gradually came to accept that the U.S. economy was slowing and that it was affecting the global economy. As company after company announced profits that were well below growth estimates, and even below levels a year earlier, stock prices began to fall precipitously. The worst hit were stocks whose peak prices reflected the assumption that their companies' earnings would increase very rapidly. U.S. large-cap and small-cap growth stocks had prolonged slides from September 2000 through March 2001 before recovering modestly.

In response to the market conditions, many investors fled to asset classes that are thought of as defensive--that is, relatively immune to an economic slowdown--such as core bonds and inexpensively priced (value) stocks. This increased interest pushed up prices in those asset classes. Small-cap value stocks, which had been neglected for some time, particularly benefited:
the return of the small-cap Russell 2000
Value Index was a huge 47 percentage
points above that of the corresponding
Growth Index. Core bonds turned in the
kind of large return usually associated
with stocks. Falling interest rates,
which increase the prices of previously
issued bonds, helped bond returns. However, high-yield ("junk") bonds--those of companies with lower credit ratings--didn't share in the gains because investors became more sensitive

4

        www.strategicpartners.com  (800) 225-1852

Asset Class Index Returns

               (GRAPH)

Source: Prudential and Lipper Inc.
The performance cited does not represent the performance of the Strategic Partners
Moderate Growth Fund. Past performance is not indicative of future results.
Investors cannot invest directly in an
index.

The S&P/ Barra Value Index is an
unmanaged, weighted index comprising
companies within the S&P 500 Index with
lower price-to-book ratios.

The S&P/Barra Growth Index is an
unmanaged, weighted index comprising
companies within the S&P 500 Index with
higher price-to-book ratios.

The Russell 2000 Value Index is an
unmanaged, weighted index that measures
the performance of those Russell 2000
companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an
unmanaged, weighted index that measures
the performance of those Russell 2000
companies with higher price-to-book
ratios.

The Morgan Stanley Capital International
Emerging Market Free Index (MSCI EAFE
Index) is an unmanaged, weighted index
that comprises approximately 965 companies representing Asia, Africa, Europe, and
North and South America. MSCI Free Indexes account for the actual buyable securities available to foreign investors by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested.

The Lehman Brothers Aggregate Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate
Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers High Yield Bond Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity.
The Lehman Brothers High Yield Bond Index gives a broad look at how high-yield
(junk) bonds have performed.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

     Annual Report  July 31, 2001

about potential defaults. International
stocks generally followed the U.S. market down as the slowing U.S. economy affected sales of companies based in other countries.

THE FUND OUTPERFORMED ITS BENCHMARK...
The Strategic Partners Moderate Growth
Fund's large outperformance relative to
the Lipper Multi-Cap Core Fund Average was primarily due to the substantial positive returns on its large-cap value stocks and core bonds. Each of these asset classes made up a fifth of the Fund's holdings.
The Fund's positions in small-cap value
stocks and high-yield bonds made smaller contributions to performance.

The Fund's large-cap value comparable
index, the S&P/Barra Value Index, was
solidly positive, but the Fund's holdings in that asset class still far outperformed the Index. The Fund's strong performance in this asset class resulted from focuses on the insurance (primarily property and casualty), basic materials (paper, aluminum, and chemicals), tobacco, and health services (HMO and hospital management) industries. Stocks in these industries were recovering from their depressed prices in previous years, and earnings were consistent or rising.

Core bonds were the second best performing asset class (after small-cap value stocks), and the Fund's holdings performed in line with the return of the Lehman
Brothers Aggregate Index, a general
measure of performance for this asset
class. Because of the strong performance of the bond market over this reporting period, the portion of the Fund's assets invested in core bonds made the second largest positive contribution to the
Fund's return.

Small-cap value stocks, an asset class
that had previously suffered several years of poor performance, staged a strong rebound when investors fled from high-priced stocks to those that had remained inexpensive. Because of their volatile nature, small-cap value stocks are among the Fund's smaller asset allocations.
Nonetheless, their exceptionally high
return this reporting
       www.strategicpartners.com  (800) 225-1852

period made a significant, positive
contribution to the Fund's return, even
though the Fund's holdings slightly
trailed the Russell 2000 Value Index.

The comparable index for high-yield bonds-- the Lehman Brothers High Yield Bond Index-- was essentially flat over this reporting period; the generally good outlook for bonds was offset by concerns that the slowing economy would increase the pressure on financially weak companies. However, the
Fund's high-yield bond holdings
substantially outperformed this Index,
adding modestly to the Fund's return.

 ...BUT LOSING ASSET CLASSES STILL PREDOMINATED

The largest detractor from the Fund's
return was its position in large-cap
growth stocks--the worst performing asset class over the period and one of the larger components of the Fund. As corporate profits fell below last year's levels, the stocks of rapidly growing companies suffered most. Cumulatively, the
Fund's holdings fell a bit farther than
the S&P/Barra Growth Index largely because of their emphasis on technology, media, and telecommunications. The Fund's investments in these industries included companies that were central to the building of the Internet (such as Cisco
Systems and JDS Uniphase), and to wireless telecommunications products and services
(such as Nokia and Vodafone). Share price declines in these industries were very dramatic.

The slowing U.S. economy and falling stock market also affected the Fund's smaller commitments to international stocks and
U.S. small-cap growth stocks. The
comparable indexes for both of these asset classes dropped by more than 20%. Although the Fund's holdings in both asset classes outperformed their comparable indexes, this did little to mitigate the impact of the falling markets. Only the fact that the asset allocations to these more volatile classes were relatively small held down their detractions from the Fund's return.

Strategic Partners Moderate Growth Fund Management Team

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

       Annual Report  July 31, 2001

WHAT IS DIVERSIFICATION
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds-- it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners Asset
Allocation Funds provide more of this
buffer than funds investing in only one
asset class. We believe this will result in more consistent returns over time. In addition, when we rebalance the Strategic
Partners Moderate Growth Fund to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

REBALANCING
The Strategic Partners Moderate Growth
Fund has a target allocation for each
asset class. As some asset classes perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets.
We direct new investments to the asset
classes that have fallen below their
target ratio and, when necessary, sell
certain securities in appreciated asset
classes to maintain the balance. This
keeps your risk exposure from changing too much; by forcing us to sell high, it may also increase our average selling price over time.

Although an individual investor can
diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic
Partners Moderate Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Strategic Partners
Asset Allocation Funds do it all for you.

          www.strategicpartners.com  (800) 225-1852

Glossary of Terms
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency.
They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed-income securities. High-yield bonds are also known as junk bonds. They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Moderate Growth Fund Diversification Target

              (GRAPH)
                                          9

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.2%
Common Stocks  60.8%
-------------------------------------------------------------------------------------
Advertising  0.6%
      1,100   ADVO, Inc.                                          $         42,955
     12,300   Lamar Advertising Co.                                        540,954
      6,400   Omnicom Group, Inc.                                          559,168
      2,450   R.H. Donnelley Corp.                                          75,950
                                                                  ----------------
                                                                         1,219,027
-------------------------------------------------------------------------------------
Aerospace/Defense  0.6%
      2,775   BE Aerospace, Inc.(a)                                         51,532
     52,400   British Aerospace PLC (United Kingdom)(a)                    279,668
      7,500   Embraer-Empresa Brasileira de Aeronautica SA, ADR            267,000
      9,300   Northrop Grumman Corp.                                       746,139
                                                                  ----------------
                                                                         1,344,339
-------------------------------------------------------------------------------------
Agriculture & Equipment  0.2%
     11,600   Monsanto Co.                                                 408,320
      2,250   Toro Co.                                                     106,087
                                                                  ----------------
                                                                           514,407
-------------------------------------------------------------------------------------
Airlines  0.2%
      5,700   Airtran Holdings, Inc.                                        49,020
      7,950   America West Holdings Corp. (Class B)                         82,283
      9,800   Atlantic Coast Airlines Holdings, Inc.(a)                    284,690
      1,500   SkyWest, Inc.                                                 50,310
                                                                  ----------------
                                                                           466,303
-------------------------------------------------------------------------------------
Auto & Truck  0.8%
     16,200   General Motors Corp. (Class H)(a)                            312,660
      3,950   Lear Corp.(a)                                                156,420
     12,700   Navistar International Corp.(a)                              407,797
     67,000   Nissan Motor Co., Ltd. (Japan)(a)                            460,680
     10,300   Toyota Motor Corp.                                           340,073
                                                                  ----------------
                                                                         1,677,630

    10                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Banking  2.6%
     29,500   ABN AMRO Holding NV, ADR                            $        521,571
      1,325   Astoria Financial Corp.                                       79,487
      4,800   BancorpSouth, Inc.                                            77,280
     16,300   Bank One Corp.                                               630,973
      9,400   BankAtlantic Bancorp, Inc. (Class A)                          96,350
      3,508   Banknorth Group, Inc.                                         80,544
      3,660   Banque Nationale de Paris (France)                           318,263
      8,920   Bayerische Vereinsbank AG (Germany)                          397,983
      1,925   City National Corp.                                           90,475
      4,625   Colonial BancGroup, Inc.                                      68,080
      1,325   Corus BankShares, Inc.                                        78,440
      1,875   Cullen/Frost Bankers, Inc.                                    65,831
      4,227   CVB Financial Corp.                                           80,186
      3,300   East West Bancorp, Inc.                                       84,216
        275   First Citizens BancShares, Inc.                               27,640
        900   1st Source Corp.                                              21,897
      3,753   Fulton Financial Corp.                                        83,317
      1,600   Harbor Florida BancShares, Inc.                               30,480
     50,700   HSBC Holdings PLC (United Kingdom)(a)                        587,464
      2,550   Independent Bank Corp.                                        49,853
      2,475   MAF Bancorp, Inc.                                             76,329
         60   Mizuho Holding, Inc. (Japan)                                 230,797
     30,400   Overseas-Chinese Banking Corp. Ltd. (Singapore)              192,213
     18,000   Sao Paolo Imi SpA (Italy)                                    223,198
      4,325   Silicon Valley Bancshares(a)                                  87,192
      4,375   Sky Financial Group, Inc.                                     85,575
      2,350   Southwest BanCorp. of Texas(a)                                79,007
     48,000   Sumitomo Mitsui Banking Corp. (Japan)                        343,887
     38,000   Sumitomo Trust & Banking Co. Ltd. (Japan)                    220,475
      3,300   Susquehanna Bancshares, Inc.                                  68,772
     54,896   United Overseas Bank, Ltd. (Singapore)                       319,694
      4,040   Washington Federal, Inc.                                     107,504
      1,925   Westamerica Bancorp.                                          75,941
      1,650   Whitney Holding Corp.                                         74,399
                                                                  ----------------
                                                                         5,655,313

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Building & Construction  0.4%
      2,250   Centex Corp.                                        $        105,840
      3,550   D.R. Horton, Inc.                                             97,802
      2,625   KB Home                                                       85,549
      1,975   Lennar Corp.                                                  90,633
      2,175   M.D.C. Holdings, Inc.                                         91,219
      2,950   Thomas Industries, Inc.                                       75,874
      5,819   Vivendi Universal SA (France)                                341,412
      2,025   York International Corp.                                      67,068
                                                                  ----------------
                                                                           955,397
-------------------------------------------------------------------------------------
Chemicals  0.7%
     10,900   Akzo Nobel NV (Netherlands)                                  455,684
      2,925   Arch Chemicals, Inc.                                          58,793
      5,900   Cambrex Corp.                                                281,135
      2,875   Cytec Industries, Inc.(a)                                     93,409
      1,275   Du Pont Photomasks, Inc.                                      49,177
      2,225   Ferro Corp.                                                   49,173
      2,625   Great Lakes Chemical Corp.                                    74,524
      1,750   H.B. Fuller Co.                                               92,172
      3,200   Lubrizol Corp.                                               111,616
      2,075   Minerals Technologies, Inc.                                   88,125
      4,325   Olin Corp.                                                    72,963
      1,025   OM Group, Inc.                                                59,962
                                                                  ----------------
                                                                         1,486,733
-------------------------------------------------------------------------------------
Commercial Services  0.2%
      2,200   Arbitron, Inc.                                                57,860
     11,425   Kforce, Inc.(a)                                               56,440
     19,350   Modis Professional Services, Inc.                            123,259
      5,200   Resources Connection, Inc.(a)                                132,080
                                                                  ----------------
                                                                           369,639
-------------------------------------------------------------------------------------
Computers  2.0%
     41,400   Dell Computer Corp.(a)                                     1,114,902
     13,000   EMC Corp.(a)                                                 256,360

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     38,000   Fujitsu Ltd. (Japan)                                $        354,770
      4,600   Hewlett-Packard Co.                                          113,436
     17,300   International Business Machines Corp.                      1,820,133
     16,450   Iomega Corp.                                                  26,156
     60,464   Maxtor Corp.(a)                                              399,062
      4,650   MTS Systems Corp.                                             65,100
     17,700   Silicon Graphics, Inc.(a)                                     11,151
      6,775   Storage Technology Corp.                                      93,292
                                                                  ----------------
                                                                         4,254,362
-------------------------------------------------------------------------------------
Computer Services  1.3%
     15,700   Advanced Digital Information(a)                              178,195
     15,000   ASM Lithography Holding NV (Netherlands)(a)                  307,050
      1,875   CACI International, Inc. (Class A)(a)                         65,625
      4,950   Carreker Corp.(a)                                             93,802
      3,900   Catapult Communications Corp.(a)                              67,236
     36,700   Cisco Systems, Inc.(a)                                       705,374
      3,250   Electronics for Imaging, Inc.(a)                              71,630
      9,300   Inforte Corp.(a)                                             104,160
     13,800   Jack Henry & Associates, Inc.(a)                             390,126
      5,800   MatrixOne, Inc.(a)                                            91,930
      5,900   Sapient Corp.(a)                                              36,875
     33,200   Sun Microsystems, Inc.(a)                                    540,828
      3,665   Tier Technologies, Inc. (Class B)(a)                          42,514
                                                                  ----------------
                                                                         2,695,345
-------------------------------------------------------------------------------------
Computer Software & Services  1.5%
      7,900   Actuate Corp.(a)                                              80,738
     14,700   BindView Development Corp.(a)                                 20,139
     21,600   BMC Software, Inc.(a)                                        432,000
     19,700   Brio Technology, Inc.(a)                                      82,149
      2,025   JDA Software Group, Inc.(a)                                   42,323
     11,800   Keane, Inc.(a)                                               218,300
     24,900   Microsoft Corp.(a)                                         1,648,131
      2,675   NetIQ Corp.(a)                                                88,248
      5,075   Novell, Inc.(a)                                               25,324
     19,800   Oracle Corp.(a)                                              357,984

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      5,900   Precise Software Solutions Ltd.(a)                  $        127,676
      4,900   Verity, Inc.(a)                                               86,044
                                                                  ----------------
                                                                         3,209,056
-------------------------------------------------------------------------------------
Consumer Products  1.9%
      8,050   American Greetings Corp. (Class A)                            88,953
     10,400   Eastman Kodak Co.                                            450,424
     16,840   Electrolux AB, Ser. B (Sweden)                               253,323
     15,500   Gillette Co.                                                 431,985
      5,425   JAKKS Pacific, Inc.                                          108,663
          1   Japan Tobacco, Inc.                                            7,252
     13,000   Kao Corp. (Japan)                                            304,203
      1,075   Libbey, Inc.                                                  36,926
      8,400   Loews Corp.                                                  476,784
     21,300   Philip Morris Cos., Inc.                                     969,150
      5,235   Purina Mills, Inc.                                           119,515
     12,833   R.J. Reynolds Tobacco Holdings, Inc.                         689,260
     10,975   RPM, Inc.                                                    101,848
      3,425   Tupperware Corp.                                              80,419
                                                                  ----------------
                                                                         4,118,705
-------------------------------------------------------------------------------------
Consumer Services  0.7%
     11,800   Cheap Tickets, Inc.(a)                                       137,352
      4,900   Ebay, Inc.(a)                                                306,593
      3,250   Navigant International, Inc.(a)                               56,062
      3,250   Seitel, Inc.(a)                                               43,875
     19,700   Service Corp. International(a)                               155,630
      1,800   Tetra Tech, Inc.(a)                                           40,860
      1,975   Travelocity, Inc.(a)                                          45,524
      3,575   Trico Marine Services, Inc.(a)                                35,142
      4,625   United Rentals, Inc.(a)                                      108,179
     17,100   Waste Management, Inc.                                       530,100
                                                                  ----------------
                                                                         1,459,317
-------------------------------------------------------------------------------------
Data Processing/Management  0.1%
     10,800   ProBusiness Services, Inc.(a)                                297,756

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Manufacturing  2.3%
      3,250   ESCO Technologies, Inc.(a)                          $         91,325
      2,075   Federal Signal Corp.                                          43,783
     34,000   General Electric Co.                                       1,479,000
      6,650   Gerber Scientific, Inc.                                       71,953
      1,750   Harsco Corp.                                                  53,480
     20,000   Hutchison Whampoa, Ltd. (Hong Kong)                          192,956
      1,425   Intermagnetics General Corp.                                  44,531
    177,700   Invensys PLC (United Kingdom)                                215,405
      2,400   Ladish Co., Inc.                                              38,400
      3,675   Merix Corp.                                                   89,560
      4,300   Minnesota Mining & Manufacturing Co.                         481,084
      2,225   National Service Industries, Inc.                             50,329
     21,125   Pactiv Corp.(a)                                              328,071
      5,900   Roper Industries, Inc.                                       223,315
     23,400   Tyco International Ltd.                                    1,244,880
      4,550   Veba AG (Germany)                                            249,625
                                                                  ----------------
                                                                         4,897,697
-------------------------------------------------------------------------------------
Electronics  0.6%
      1,600   Fisher Scientific International, Inc.                         43,120
      3,150   Keithley Instruments, Inc.                                    63,158
     18,956   Koninklijke (Royal) Philips Electronics NV
               (Netherlands)                                               530,362
      3,050   Mentor Graphics Corp.(a)                                      56,883
     26,400   National Grid Group PLC (United Kingdom)                     178,833
      4,000   Polycom, Inc.(a)                                             101,800
      7,000   Sony Corp. (Japan)                                           344,993
      1,975   Tweeter Home Entertainment Group, Inc.(a)                     56,347
                                                                  ----------------
                                                                         1,375,496
-------------------------------------------------------------------------------------
Electronic Components  2.0%
      3,900   Alpha Industries, Inc.(a)                                    148,668
      1,925   Belden, Inc.                                                  47,066
      4,000   Cable Design Technologies Corp.                               60,200
      2,900   Caliper Technologies Corp.                                    47,705
      5,550   Cleco Corp.                                                  126,263
      6,900   Credence Systems Corp.(a)                                    142,830

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      6,100   CTS Corp.                                           $        134,505
     11,800   DDI Corp.(a)                                                 229,392
      1,875   Electro Scientific Industries, Inc.                           60,281
     11,800   Gentex Corp.(a)                                              386,922
     44,000   Hitachi, Ltd.                                                370,589
      2,500   Idacorp, Inc.                                                 92,500
      1,100   Kyocera Corp. (Japan)                                         82,510
      8,250   Methode Eletronics, Inc. (Class A)                            74,003
      5,200   Novellus Systems, Inc.(a)                                    265,044
      2,500   Park Electrochemical Corp.                                    61,625
     13,800   Power-One, Inc.(a)                                           213,900
      7,300   STMicroelectronics NV (France)                               232,432
      1,550   Technitrol, Inc.                                              38,471
     40,000   Texas Instruments, Inc.                                    1,380,000
                                                                  ----------------
                                                                         4,194,906
-------------------------------------------------------------------------------------
Exchange Traded Fund  0.1%
      6,800   Nasdaq--100 Shares                                           283,968
-------------------------------------------------------------------------------------
Financial Services  5.2%
     11,100   A.G. Edwards, Inc.                                           485,625
      1,600   Acom Co., Ltd. (Japan)(a)                                    130,528
      3,025   Allied Capital Corp.                                          70,331
     16,200   American Express Co.                                         653,346
      5,900   Americredit Corp.                                            362,791
      1,225   Chittenden Corp.                                              40,976
     35,100   Citigroup, Inc.                                            1,762,371
      2,875   Doral Financial Corp.                                        106,548
      2,550   Downey Financial Corp.                                       149,353
      6,000   Eaton Vance Corp.                                            204,840
      9,500   Federal Home Loan Mortgage Corp.                             650,180
      2,600   First Merchants Corp.                                         61,100
      7,800   Fortis NL NV (Netherlands)                                   203,548
      5,600   Goldman Sachs Group, Inc.                                    465,696
     14,900   Household International, Inc.                                987,721
      4,275   Indymac Bancorp, Inc.(a)                                     111,107
      8,200   ING Groep NV                                                 267,411
     32,000   Investor AB (Sweden)                                         398,378
      2,700   J.P. Morgan Chase & Co.                                      116,910
      2,625   Jefferies Group, Inc.                                         93,083

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      8,500   Lehman Brothers Holdings, Inc.                      $        612,000
      2,400   MBNA Corp.                                                    84,960
     12,800   Merrill Lynch & Co., Inc.                                    694,272
      9,700   Morgan Stanley Dean Witter & Co.                             580,254
     56,000   Nikko Securities Co., Ltd. (Japan)                           351,837
      2,400   Orix Corp. (Japan)                                           202,909
      3,150   PFF Bancorp, Inc.                                             80,640
      8,400   PNC Financial Services Group                                 557,340
      2,300   Provident Financial Group, Inc.                               75,923
     13,300   Stilwell Financial, Inc.                                     394,478
      1,825   Webster Financial Corp.                                       65,226
        606   Zurich Financial Services Group (Switzerland)                201,262
                                                                  ----------------
                                                                        11,222,944
-------------------------------------------------------------------------------------
Food & Beverage  1.7%
     40,800   Cadbury Schweppes PLC (United Kingdom)                       278,124
      3,850   Corn Products International, Inc.                            114,345
     20,400   Darden Restaurants, Inc.                                     609,960
      1,825   Dean Foods Co.                                                76,467
      6,500   Del Monte Foods Co.                                           58,435
     39,900   Diageo PLC (United Kingdom)(a)                               410,259
      6,875   Dole Food Co., Inc.                                          154,962
      8,112   Heineken NV (Netherlands)                                    320,447
     22,900   PepsiCo, Inc.                                              1,067,827
     22,900   Sara Lee Corp.                                               461,893
      1,075   Suiza Foods Corp.(a)                                          59,222
                                                                  ----------------
                                                                         3,611,941
-------------------------------------------------------------------------------------
Gas Distribution  0.1%
      2,775   AGL Resources, Inc.                                           66,600
      1,875   CH Energy Group, Inc.                                         79,031
      2,025   New Jersey Resources Corp.                                    87,987
                                                                  ----------------
                                                                           233,618
-------------------------------------------------------------------------------------
Health Care  1.0%
      2,000   Aspect Medical Systems, Inc.(a)                               23,820
     14,800   HCA, Inc.                                                    680,060

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     25,300   Health Management Assoc., Inc. (Class A)(a)         $        499,928
      4,800   Health Net, Inc.(a)                                           88,080
      5,275   Humana, Inc.(a)                                               58,816
      3,150   Mid-Atlantic Medical Services, Inc.                           66,150
      1,875   Sunrise Assisted Living, Inc.(a)                              57,206
      2,000   Triad Hospital, Inc.(a)                                       67,840
      5,200   Wellpoint Health Networks, Inc.(a)                           556,192
                                                                  ----------------
                                                                         2,098,092
-------------------------------------------------------------------------------------
Hotels & Leisure  0.7%
      3,900   Argosy Gaming Co.                                            102,960
     14,125   Boyd Gaming Corp.                                             85,033
      6,500   Marriott International, Inc. (Class A)                       310,375
     27,400   MeriStar Hotels & Resorts, Inc.                               48,498
      5,325   Prime Hospitality Corp.(a)                                    63,953
     20,700   Starwood Hotels & Resorts Worldwide, Inc.                    738,783
      8,200   Station Casinos, Inc.(a)                                     117,998
      3,400   WMS Industries, Inc.                                          78,200
                                                                  ----------------
                                                                         1,545,800
-------------------------------------------------------------------------------------
Insurance  3.6%
      3,150   Alfa Corp.                                                    75,946
     14,720   Alleanza Assicurazionni SpA (Italy)                          163,836
      1,794   Allianz AG (Germany)                                         504,277
     15,200   Allstate Corp.                                               531,392
     13,312   American International Group, Inc.                         1,108,224
      2,600   Arthur J. Gallagher & Co.                                     71,500
     13,480   AXA (France)                                                 394,858
      7,300   Chubb Corp.                                                  512,241
      4,700   CIGNA Corp.                                                  471,457
      4,325   CNA Surety Corp.                                              62,194
      2,625   Commerce Group, Inc.(a)                                       96,705
      2,465   Fidelity National Financial, Inc.                             63,203
      4,150   First American Corp.                                          73,662
     16,900   Hartford Financial Services Group, Inc.                    1,118,949
      2,825   Landamerica Financial Group, Inc.                             90,400
      2,550   Leucadia National Corp.                                       83,283

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      7,000   Lincoln National Corp.                              $        357,210
     17,800   Old Republic International Corp.                             471,700
      3,050   Presidential Life Corp.                                       58,652
      8,100   Reinsurance Group of America, Inc.                           316,548
      2,825   StanCorp Financial Group, Inc.                               124,582
      1,600   Triad Guaranty, Inc.(a)                                       60,640
     11,600   XL Capital Ltd.                                              890,300
                                                                  ----------------
                                                                         7,701,759
-------------------------------------------------------------------------------------
Internet  0.2%
     10,800   Avocent Corp.(a)                                             279,720
      2,000   DigitalThink, Inc.                                            29,000
      1,225   Sonicwall, Inc.                                               26,031
                                                                  ----------------
                                                                           334,751
-------------------------------------------------------------------------------------
Machinery  0.2%
      6,500   AGCO Corp.                                                    67,015
      3,100   Applied Industrial Technologies, Inc.                         53,165
      4,000   JLG Industries, Inc.                                          45,200
      3,725   Lincoln Electric Holdings, Inc.                               89,102
      2,300   Manitowoc Co., Inc.                                           63,917
      2,000   Sauer-Danfoss, Inc.                                           18,200
      3,050   Snap-On, Inc.                                                 82,350
                                                                  ----------------
                                                                           418,949
-------------------------------------------------------------------------------------
Manufacturing  0.5%
      1,050   Compaignie de Saint Gobain (France)                          154,933
      5,700   CoorsTek, Inc.(a)                                            177,270
      8,400   Mettler-Toledo International, Inc.(a)                        357,840
      8,720   Thyssen AG (Germany)                                         120,727
     11,300   Varian, Inc.(a)                                              325,214
                                                                  ----------------
                                                                         1,135,984
-------------------------------------------------------------------------------------
Media  1.6%
      5,900   Acme Communications, Inc.(a)                                  47,200
     18,700   AOL Time Warner, Inc.(a)                                     849,915
      3,575   Banta Corp.                                                   99,421
     19,700   Entravision Communications Corp.                             246,841

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      7,000   Lagardere SA (France)                               $        369,326
      1,125   Liberty Corp.                                                 44,831
        650   Media General, Inc. (Class A)(a)                              31,194
     19,400   Metro Goldwyn Mayer, Inc.                                    388,000
     25,830   Viacom, Inc. (Class B)(a)                                  1,286,334
                                                                  ----------------
                                                                         3,363,062
-------------------------------------------------------------------------------------
Medical Products & Services  2.1%
      2,500   Albany Molecular Research, Inc.(a)                            77,725
     17,900   Amgen, Inc.(a)                                             1,122,509
      8,600   Baxter International, Inc.                                   428,280
      4,250   Coventry Health Care, Inc.                                    97,793
      2,800   Digene Corp.(a)                                               96,964
     14,000   Genetech, Inc.                                               592,200
      7,305   Glaxo Smithkline PLC (United Kingdom)(a)                     211,166
      9,900   Johnson & Johnson                                            535,590
      3,400   North American Scientific, Inc.(a)                            52,190
      2,900   ORATEC Interventions, Inc.(a)                                 24,592
      8,700   Ortec International, Inc.                                     61,770
     10,300   Packard Bioscience Co.                                        99,189
      1,800   Pharmaceutical Product Development, Inc.                      63,738
      3,510   Roche Holdings AG                                            267,527
      7,600   Sepracor, Inc.                                               334,856
      4,325   STERIS Corp.(a)                                               93,031
      1,600   Varian Medical Systems, Inc.                                 114,400
      3,900   Ventana Medical Systems, Inc.(a)                             130,650
      2,250   VISX, Inc.                                                    35,775
                                                                  ----------------
                                                                         4,439,945
-------------------------------------------------------------------------------------
Mining  0.3%
     22,200   Freeport-McMoRan Copper & Gold, Inc. (Class A)(a)            216,672
      7,900   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)             85,004
     10,000   Newmont Mining Corp.                                         187,000
      7,400   Stillwater Mining Co.(a)                                     190,920
                                                                  ----------------
                                                                           679,596

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Networking  0.2%
      1,825   Anixter International, Inc.(a)                      $         52,651
        950   Black Box Corp.(a)                                            52,117
     14,100   Ixia(a)                                                      197,541
     32,800   Lucent Technologies, Inc.                                    219,760
                                                                  ----------------
                                                                           522,069
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.5%
      7,000   Canon, Inc. (Japan)                                          236,727
      6,275   Daisytek International Corp.(a)                               96,071
     16,000   Harris Corp.                                                 480,320
      1,275   United Stationers, Inc.                                       42,062
      1,975   Wallace Computer Services, Inc.                               33,654
     35,400   Xerox Corp.                                                  282,492
                                                                  ----------------
                                                                         1,171,326
-------------------------------------------------------------------------------------
Oil & Gas  4.0%
      1,576   ABB, Ltd., ADR(a)                                             17,493
      5,000   Amerada Hess Corp.                                           386,400
     67,800   BP Amoco PLC (United Kingdom)                                564,184
      2,000   Cal Dive International, Inc.                                  37,400
     11,400   Conoco, Inc. (Class A)                                       351,576
     20,800   Diamond Offshore Drilling, Inc.                              610,272
      3,350   Energen Corp.                                                 85,425
     36,800   ENI SpA (Italy)                                              447,615
     39,300   ENSCO International, Inc.(a)                                 813,117
     15,775   Grey Wolf, Inc.                                               49,218
     24,700   Halliburton Co.                                              864,747
      3,575   Key Energy Services, Inc.                                     33,247
     12,000   Nabors Industries, Inc.                                      351,600
      5,275   Oneok, Inc.                                                   96,005
     14,800   Santa Fe International Corp.                                 442,520
     17,800   Schlumberger, Ltd.                                           956,750
      2,303   Stone Energy Corp.(a)                                        104,902
      4,900   Superior Energy Services, Inc.(a)                             41,650
     18,100   Talisman Energy, Inc. (Canada)(a)                            711,511
      7,685   TotalFinaElf SA, ADR                                         544,713

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      3,513   TotalFinaElf SA (France)                            $        500,212
      2,600   Universal Compression Holdings, Inc.(a)                       72,930
     13,100   Williams Companies, Inc.                                     438,850
                                                                  ----------------
                                                                         8,522,337
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.3%
      5,900   Chesapeake Energy Corp.                                       38,114
      5,000   Comstock Resources, Inc.(a)                                   36,600
     13,200   Fmc Technologies , Inc.                                      238,524
      2,600   Spinnaker Exploration Co.                                    104,780
      3,950   Vintage Petroleum, Inc.                                       73,273
      3,850   WGL Holdings, Inc.                                           107,145
                                                                  ----------------
                                                                           598,436
-------------------------------------------------------------------------------------
Paper & Packaging  1.2%
     11,700   Boise Cascade Corp.                                          423,540
      3,250   Buckeye Technologies, Inc.(a)                                 44,037
      7,900   Caraustar Industries, Inc.                                    78,605
     13,422   Georgia-Pacific Corp. (Timber Group)                         491,245
     12,000   International Paper Co.                                      490,320
      6,300   Louisiana-Pacific Corp.                                       66,906
      2,575   Pope & Talbot, Inc.                                           35,535
      9,100   Temple-Inland, Inc.                                          564,655
      3,775   Universal Forest Products, Inc.                               74,028
      7,000   UPM-Kymmene Oy (Finland)                                     208,417
                                                                  ----------------
                                                                         2,477,288
-------------------------------------------------------------------------------------
Pharmaceuticals  2.3%
     14,500   Abbott Laboratories                                          777,055
      8,725   Alpharma, Inc. (Class A)                                     246,132
     21,400   American Home Products Corp.                               1,290,634
      3,600   Aventis SA(a) (France)                                       276,949
      4,300   Elan Corp. PLC, ADR(a)                                       248,325
      1,300   Eli Lilly & Co.                                              103,064
      4,225   Perrigo Co.                                                   70,008
     22,025   Pfizer, Inc.                                                 907,871
     17,278   Pharmacia Corp.                                              770,944
     13,000   Yamanouchi Pharmaceutical Co., Ltd.                          360,460
                                                                  ----------------
                                                                         5,051,442

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Printing & Publishing  0.9%
      3,400   Consolidated Graphics, Inc.(a)                      $         74,800
      3,050   Hollinger International, Inc.                                 44,286
     13,600   Knight-Ridder, Inc.                                          837,624
     14,700   New York Times Co. (Class A)                                 680,610
      8,000   Pearson PLC, ADR(a)                                          123,200
      7,700   Wolters Kluwer NV (Netherlands)(a)                           204,242
                                                                  ----------------
                                                                         1,964,762
-------------------------------------------------------------------------------------
Real Estate  0.2%
     22,250   Security Capital Group, Inc. (Class B)                       458,350
-------------------------------------------------------------------------------------
Real Estate Investment Trust  1.1%
      3,525   Amli Residential Properties Trust                             82,661
      3,625   Arden Realty, Inc.                                            92,075
      4,275   Boykin Lodging Co.                                            51,728
      2,400   BRE Properties, Inc.                                          72,864
      3,475   Cabot Industrial Trust                                        72,975
      1,800   Camden Property Trust                                         67,410
      3,250   Capital Automotive REIT                                       55,217
        450   CBL & Associates Properties, Inc.                             13,878
      3,525   CBRL Group, Inc.                                              68,350
     17,300   Equity Office Properties Trust                               519,346
      3,900   Felcor Lodging Trust, Inc.                                    84,786
      2,400   First Industrial Realty Trust, Inc.                           75,360
      4,250   Glenborough Realty Trust, Inc.                                80,325
      3,725   Highwoods Properties, Inc.                                    95,174
      1,375   Home Properties New York, Inc.                                41,456
      2,600   Hospitality Properties Trust                                  72,930
     10,325   HRPT Properties Trust                                         89,105
      3,250   Innkeepers USA Trust                                          37,993
      6,075   JDN Realty Corp.                                              72,414
      1,925   Kilroy Realty Corp.                                           51,590
      4,200   New Plan Excel Realty Trust, Inc.                             67,410
      1,425   Realty Income Corp.                                           40,855
      9,950   Reckson Associates Realty Corp.                              220,392

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      3,350   Regency Centers Corp.                               $         86,162
      2,075   Summit Properties, Inc.                                       54,157
      2,125   Weingarten Realty Investors                                   94,987
                                                                  ----------------
                                                                         2,361,600
-------------------------------------------------------------------------------------
Restaurants  0.2%
      3,900   CEC Entertainment, Inc.                                      139,191
      3,900   Landry's Seafood Restaurants, Inc.                            73,710
      8,000   McDonald's Corp.                                             233,120
      3,725   Ruby Tuesday, Inc.                                            69,285
                                                                  ----------------
                                                                           515,306
-------------------------------------------------------------------------------------
Retail  3.7%
      3,200   BJ's Wholesale Club, Inc.(a)                                 179,200
      6,225   Borders Group, Inc.(a)                                       143,611
      1,500   Christopher & Banks Corp.                                     40,200
      8,300   Cost Plus, Inc.(a)                                           234,309
      4,325   Dillards, Inc. (Class A)                                      64,183
     16,700   Federated Department Stores, Inc.(a)                         644,620
        543   Freds, Inc. (Class A)                                         13,765
      3,600   Friedman's, Inc. (Class A)                                    26,820
     24,290   Great Universal Stores PLC (United Kingdom)                  216,153
     32,500   Home Depot, Inc.                                           1,637,025
      9,325   IKON Office Solutions, Inc.                                   72,549
      1,375   K-Swiss, Inc. (Class A)                                       44,688
      3,100   Kenneth Cole Productions, Inc. (Class A)                      61,225
     18,700   Kohl's Corp.(a)                                            1,071,136
      5,900   Linens 'n Things, Inc.(a)                                    151,630
      1,550   Payless Shoesource, Inc.(a)                                   88,768
      4,650   Phillips-Van Heusen Corp.                                     63,705
      4,575   Pier 1 Imports, Inc.                                          53,756
      8,750   ShopKo Stores, Inc.                                           75,688
      7,150   Sonic Automative, Inc.(a)                                    139,425
     17,400   Target Corp.                                                 673,380
     83,300   Tesco PLC (United Kingdom)(a)                                298,173
     25,700   The Limited, Inc.                                            436,129
     19,100   Tiffany & Co.                                                674,230

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      8,850   Value City Department Stores , Inc.                 $         55,224
      7,200   Venator Group, Inc.                                          118,800
     12,900   Wal-Mart Stores, Inc.                                        721,110
                                                                  ----------------
                                                                         7,999,502
-------------------------------------------------------------------------------------
Semiconductors  2.1%
      8,900   Applied Materials, Inc.(a)                                   408,154
     15,000   Integrated Circuit Systems, Inc.(a)                          289,500
     19,700   Intel Corp.                                                  587,257
     14,300   Intersil Corp. (Class A)(a)                                  496,210
      9,000   KLA Tencor Corp.(a)                                          489,510
      8,800   Micron Technology, Inc.                                      369,600
      3,625   Milacron, Inc.                                                66,337
      2,100   Nanometrics, Inc.(a)                                          69,300
     15,300   National Semiconductor Corp.(a)                              490,365
      5,900   Power Integrations, Inc.(a)                                  127,735
      7,900   Rudolph Technologies, Inc.(a)                                327,850
     10,800   Semtech Corp.(a)                                             400,140
     11,300   Varian Semiconductor Equipment Associates,
               Inc.(a)                                                     397,308
                                                                  ----------------
                                                                         4,519,266
-------------------------------------------------------------------------------------
Steel & Metals  0.7%
     11,200   Alcoa, Inc.                                                  439,376
      2,450   Carpenter Technology Corp.                                    67,228
      1,825   Century Aluminum Co.                                          31,846
      2,125   Cleveland-Cliffs, Inc.                                        35,594
      4,150   NS Group, Inc.(a)                                             39,425
      7,000   Phelps Dodge Corp.                                           282,800
      1,700   Precision Castparts Corp.                                     62,050
      3,100   Quanex Corp.                                                  84,785
      5,900   Reliance Steel & Aluminum Co.                                146,910
      3,725   Timken Co.                                                    62,096
      4,750   Wolverine Tube, Inc.(a)                                       73,720
      5,450   Worthington Industries, Inc.                                  76,627
                                                                  ----------------
                                                                         1,402,457

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Telecommunications  4.9%
     19,700   Advanced Fibre Communications, Inc.(a)              $        497,425
      5,900   Alcatel (France)                                             105,141
      6,900   ALLTEL Corp.                                                 425,385
      2,000   Andrew Corp.(a)                                               44,080
     19,800   AT&T Corp.                                                   400,158
     19,671   AT&T Wireless Services, Inc.(a)                              367,651
     61,070   British Telecommunications PLC (United Kingdom)              425,008
      7,900   Leap Wireless International, Inc.(a)                         193,866
     80,000   Liberty Media Group (Class A)                              1,258,400
     28,800   Nokia Corp., ADR(a)                                          628,128
      2,250   Nortek, Inc.                                                  59,895
         20   NTT Mobile Communications (Japan)                            277,277
     39,166   Portugal Telecom, SA (Portugal)                              280,898
      9,600   Powerwave Technologies, Inc.                                 164,736
     28,800   Qwest Communications International, Inc.(a)                  748,800
      2,000   SBA Communcations Corp.                                       39,420
     11,900   SBC Communications, Inc.                                     535,857
      3,900   Sierra Wireless, Inc.                                         47,385
     36,900   Sprint Corp.                                                 884,466
      8,800   Stanford Microdevices, Inc.                                   70,400
     21,902   Telefonica SA (Spain)                                        266,980
     14,300   Univision Communications, Inc.(a)                            545,974
     12,000   Verizon Communications, Inc.                                 649,800
     22,096   Vodafone Group PLC, ADR(a)                                   476,169
    134,100   Vodafone Group PLC (United Kingdom)                          293,553
     14,700   Western Multiplex Corp.(a)                                    70,560
      5,000   Western Wireless Corp.(a)                                    194,550
     32,700   Worldcom, Inc.(a)                                            457,800
                                                                  ----------------
                                                                        10,409,762
-------------------------------------------------------------------------------------
Transportation/Shipping  1.0%
      4,900   Alexander & Baldwin, Inc.                                    124,460
      2,025   Arkansas Best Corp.(a)                                        55,890
     11,600   Canadian Pacific Ltd.                                        439,640
      2,650   CNF Transportation, Inc.                                      86,019
         34   East Japan Railway                                           182,282
      7,150   Forward Air Corp.                                            197,697

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     49,400   OMI Corp.                                           $        236,626
      2,450   Roadway Express, Inc.                                         71,173
      7,600   Teekay Shipping Corp.                                        261,440
      6,200   Union Pacific Corp.                                          332,878
      3,725   Yellow Corp.(a)                                               81,056
                                                                  ----------------
                                                                         2,069,161
-------------------------------------------------------------------------------------
Utilities  1.5%
      3,200   ALLETE                                                        75,808
     10,500   Alstom                                                       292,856
      9,800   Beacon Power Corp.(a)                                         45,570
      2,125   California Water Service Group                                50,894
      3,725   El Paso Electric Co.                                          53,975
     23,420   Endesa SA (Spain)                                            382,491
      6,350   Exelon Corp.                                                 358,775
      3,675   Kansas City Power & Light Co.                                 89,303
      1,650   Massey Energy Corp.                                           28,347
      2,225   MDU Resources Group, Inc.                                     67,573
      2,000   NewPower Holdings, Inc.(a)                                    14,000
     19,700   NiSource, Inc.                                               519,292
      2,125   OGE Energy Corp.                                              45,900
      2,025   Peoples Energy Corp.                                          77,072
     31,200   PG&E Corp.                                                   463,944
      2,725   Public Service Co. of New Mexico                              80,687
     12,150   Suez Lyonnaise des Eaux (France)                             410,375
      2,975   Western Resources, Inc.                                       55,305
                                                                  ----------------
                                                                         3,112,167
                                                                  ----------------
              Total common stocks                                      130,417,068
                                                                  ----------------
PREFERRED STOCKS
-------------------------------------------------------------------------------------
Publishing
      1,000   Primedia, Inc., 8.625%                                        83,000
                                                                  ----------------

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
CORPORATE BONDS  13.9%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.1%
B2             $      35       Alliant Techsystems, Inc., Sr. Sub.
                                Notes,
                                8.50%, 5/15/11                       $         36,225
Ba2                  250       Sequa Corp., Sr. Notes,
                                9.00%, 8/1/09                                 249,375
                                                                     ----------------
                                                                              285,600
-------------------------------------------------------------------------------------
Agricultural Products  0.1%
                               IMC Global, Inc., Sr. Notes,
Ba1                   40       10.875%, 6/1/08                                 40,144
Ba2                  125       11.25%, 6/1/11                                 125,006
                                                                     ----------------
                                                                              165,150
-------------------------------------------------------------------------------------
Airlines  0.5%
Ba2                  140       Continental Airlines, Inc., Sr.
                                Notes,
                                8.00%, 12/15/05                               140,074
Baa3                 230       Delta Air Lines, Inc., Notes,
                                8.30%, 12/15/29                               206,729
                               Northwest Airlines, Inc.,
                                Notes,
Ba2                  100       7.625%, 3/15/05                                 98,439
                               Sr. Notes,
Ba2                  100       8.875%, 6/1/06                                 100,395
                               United Airlines, Inc.,
                                Debs., Ser. A,
Ba1                  125       10.67%, 5/1/04                                 130,502
                               Debs.,
Ba1                   15       9.75%, 8/15/21                                  14,276
Ba3                  300       US Airways, Inc., Pass-through
                                Certs.,
                                10.375%, 3/1/13                               286,122
                                                                     ----------------
                                                                              976,537
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
B2                    25       Collins & Aikman Products Co., Sr.
                                Sub. Notes,
                                11.50%, 4/15/06                                25,000

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
B3             $      75       Eagle-Picher, Inc., Gtd. Notes,
                                9.375%, 3/1/08                       $         46,500
                               Navistar International Corp.,
                                Sr. Notes,
Ba1                  100       7.00%, 2/1/03                                   98,500
Ba1                   60       9.375%, 6/1/06                                  61,500
                                                                     ----------------
                                                                              231,500
-------------------------------------------------------------------------------------
Banking  0.3%
B1                   100       Chevy Chase Savings Bank, Sub.
                                Debs.,
                                9.25%, 12/1/05                                 99,500
A1                   300       KBC Bank Funding Trust, Gtd. Notes,
                                9.86%, 11/2/09                                347,073
                               Sovereign Bancorp, Inc., Sr. Notes,
Ba3                  110       10.25%, 5/15/04                                116,506
Ba3                   90       10.50%, 11/15/06                                97,650
B2                    55       Western Financial Svgs. Bank,
                                Sub. Cap. Debs.,
                                8.875%, 8/1/07                                 52,113
                                                                     ----------------
                                                                              712,842
-------------------------------------------------------------------------------------
Building Materials & Components  0.1%
B3                   200       Nortek, Inc., Sr. Sub. Notes,
                                9.875%, 6/15/11                               198,000
-------------------------------------------------------------------------------------
Cable  1.4%
B2                   400       Adelphia Communications Corp., Sr.
                                Notes,
                                10.25%, 6/15/11                               390,000
                               Callahan Nordrhein-Westfalen
                                (Germany),
                                Sr. Disc. Notes,
                                Zero Coupon (until 7/15/05)
B3                    50       16.00%, 7/15/10                                 19,250
                               Sr. Notes,
B3                   100       14.00%, 7/15/10                                 73,000
                               Charter Communications Holdings,
                                Inc., Sr. Disc. Notes,
B2                   445       Zero Coupon (until 5/15/06)
                                11.75%, 5/15/11                               251,425

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
                               Sr. Notes,
B2             $      55       11.125%, 1/15/11                      $         58,300
B2                   350       10.00%, 5/15/11                                355,250
B2                    75       10.75%, 10/1/09                                 78,000
B3                   150       Diamond Cable Comm. Co. (United
                                Kingdom), Sr. Disc. Notes,
                                13.25%, 9/30/04                                97,500
                               Fox Family Worldwide, Inc.,
                               Sr. Notes,
B1                    30       9.25%, 11/1/07                                  32,400
                               Sr. Disc. Notes,
                                Zero Coupon (until 11/1/02),
B1                   325       10.25%, 11/1/07                                316,063
B3                    75       Insight Communications, Inc., Sr.
                                Disc. Notes,
                                Zero Coupon (until 2/15/06)
                                12.25%, 2/15/11                                44,250
B2                   500       Mediacom Broadband LLC, Sr. Notes,
                                11.00%, 7/15/13                               527,500
B2                   250       Mediacom LLC/Capital Corp., Sr.
                                Notes,
                                7.875%, 2/15/11                               227,500
B3                   175       Paxson Communications Corp., Sr.
                                Sub. Notes,
                                10.75%, 7/15/08                               181,125
B2                   235       Telewest PLC, Sr. Disc. Notes,
                                Zero Coupon (until 2/1/05)
                                11.375%, 2/1/10                               110,450
B3                   250       United Int'l. Holdings, Inc., Sr.
                                Disc. Notes,
                                Zero Coupon (until 2/1/02)
                                10.75%, 2/1/08                                 80,625
                               United Pan Europe Communications,
                                Sr. Disc Notes,
                               Zero Coupon (until 8/1/04)
Caa1                 100       12.50%, 8/1/09                                  19,500
                               Sr. Disc. Notes,
Caa1                  50       Zero Coupon (until 2/1/05)                       9,250

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
                               Sr. Notes,
Caa1           $     200       10.875%, 8/1/09                       $         80,000
Caa1                 250       11.25%, 2/1/10                                 100,000
                                                                     ----------------
                                                                            3,051,388
-------------------------------------------------------------------------------------
Casinos  0.7%
Ba3                  150       Aztar Corp., Sr. Sub. Notes,
                                8.875%, 5/15/07                               150,750
B2                    75       Coast Hotels & Casinos, Inc., Sr.
                                Sub. Notes,
                                9.50%, 4/1/09                                  76,875
B2                   100       Harvey Casino & Resorts, Sr. Sub.
                                Notes,
                                10.625%, 6/1/06                               105,500
B3                    45       Hollywood Casino Corp., Gtd. Notes,
                                11.25%, 5/1/07                                 47,250
B2                   250       Hollywood Park, Inc., Sr. Sub.
                                Notes,
                                Ser. B,
                                9.25%, 2/15/07                                215,000
B2                    65       Horseshoe Gaming LLC, Sr. Sub.
                                Notes,
                                8.625%, 5/15/09                                65,162
                               Mandalay Resort Group, Inc.,
                                Deb. Notes,
Ba2                  100       6.70%, 11/15/96                                 99,086
                               Sr. Sub. Debs.,
Ba3                  100       7.625%, 7/15/13                                 88,000
                               Sr. Sub. Notes,
Ba3                  300       6.75%, 7/15/03                                 289,500
Ba3                   30       Park Place Entertainment Corp., Sr.
                                Sub. Notes,
                                9.375%, 2/15/07                                31,800
                               Station Casinos, Inc.,
                                Sr. Sub. Notes
B1                    50       9.75%, 4/15/07                                  51,000
B1                   220       9.875%, 7/1/10                                 224,400
NA                    55       Venetian Casino Resort LLC,
                                Gtd. Notes,
                                12.25%, 11/15/04                               58,300
                                                                     ----------------
                                                                            1,502,623

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Chemicals  0.3%
B2             $     100       Huntsman ICI Chemicals LLC, Sr.
                                Sub. Notes,
                                10.125%, 7/1/09                      $         97,500
B2                   100       ISP Chemco, Inc., Sr. Sub. Notes,
                                10.25%, 7/1/11                                100,000
B2                   100       ISP Holdings, Inc., Sr. Notes,
                                9.00%, 10/15/03                                95,000
                               Lyondell Chemical Co.,
                                Sr. Sub. Notes,
B2                   120       10.875%, 5/1/09                                118,800
                               Sec'd. Notes,
Ba3                  100       9.875%, 5/1/07                                 100,500
Ba1                   80       Millennium America, Inc., Sr.
                                Notes,
                                9.25%, 6/15/08                                 81,000
B1                    24       NL Industries, Inc., Sr. Sec'd.
                                Notes,
                                11.75%, 10/15/03                               24,240
Ca                   125       Sterling Chemicals, Inc., Sr. Sub.
                                Notes,
                                12.375%(b), 7/15/06                           100,000
                                                                     ----------------
                                                                              717,040
-------------------------------------------------------------------------------------
Computers
B1                    90       Seagate Technology International,
                                Inc., Gtd. Notes,
                                12.50%, 11/15/07                               88,763
-------------------------------------------------------------------------------------
Computer Services
Ba1                  100       Unisys Corp., Sr. Notes,
                                8.125%, 6/1/06                                 97,500
-------------------------------------------------------------------------------------
Consulting  0.1%
B2                   250       Comdisco, Inc., Sr. Notes,
                                9.50%, 8/15/03                                206,250
-------------------------------------------------------------------------------------
Consumer Products  0.1%
B1                   200       Elizabeth Arden, Inc., Sr. Sec.
                                Notes,
                                Ser. B,
                                11.75%, 2/1/11                                213,000

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Consumer Services  0.4%
B2             $     200       Alliance Atlantis Commerce, Inc.,
                                Sr. Sub. Notes,
                                13.00%, 12/15/09                     $        212,000
B3                   190       Kindercare Learning Center, Inc.,
                                Sr. Sub. Notes,
                                9.50%, 2/15/09                                188,575
                               Service Corp. International,
                                Notes,
B1                   300       6.30%, 3/15/03                                 279,000
                               Notes,
B1                   250       6.50%, 3/15/08                                 199,375
                                                                     ----------------
                                                                              878,950
-------------------------------------------------------------------------------------
Distribution/Wholesalers  0.1%
B3                   115       Core-Mark Int'l, Inc., Sr. Sub.
                                Notes,
                                11.375%, 9/15/03                              110,975
-------------------------------------------------------------------------------------
Diversified Manufacturing Operations  0.3%
B1                    25       American Axle & Manufacturing,
                                Inc., Sr. Sub. Notes,
                                9.75%, 3/1/09                                  25,750
B2                    80       Applied Extrusion Tech, Inc., Sr.
                                Notes,
                                10.75%, 7/1/11                                 83,200
B2                    30       Blount, Inc., Sr. Notes,
                                7.00%, 6/15/05                                 20,100
Baa1                 300       Cox Enterprises, Inc., Bonds,
                                5.21375%, 8/1/03                              300,020
B2                   150       Gentek, Inc., Gtd. Notes,
                                11.00%, 8/1/09                                112,125
B2                    55       Terex Corp., Sr. Sub. Notes,
                                10.375%, 4/1/11                                56,925
B3                    55       United States Can Corp., Gtd.
                                Notes,
                                Ser. B,
                                12.375%, 10/1/10                               52,250
                                                                     ----------------
                                                                              650,370

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Diversified Operations  0.1%
B3             $      75       Nextmedia Operating, Inc., Sr. Sub.
                                Notes,
                                10.75%, 7/1/11                       $         78,094
Ba3                  250       Stena AB, (Sweden), Sr. Notes,
                                8.75%, 6/15/07                                223,750
                                                                     ----------------
                                                                              301,844
-------------------------------------------------------------------------------------
Electronic Components  0.1%
Ba3                   90       Flextronics International Ltd.
                                (Singapore), Sr. Sub. Notes,
                                9.875%, 7/1/10                                 92,700
B3                   125       Motors & Gears, Inc., Sr. Notes,
                                10.75%, 11/15/06                              124,375
                                                                     ----------------
                                                                              217,075
-------------------------------------------------------------------------------------
Energy  0.1%
Ba2                  100       AES Drax Energy Ltd., Sr. Sec.
                                Notes, Ser. B,
                                11.50%, 8/30/10                               108,500
B1                    40       El Paso Energy Partners LP, Sr.
                                Sub. Notes,
                                8.50%, 6/1/11                                  40,000
Baa3                  50       PSEG Energy Holdings,
                                10.00%, 10/1/09                                55,456
                                                                     ----------------
                                                                              203,956
-------------------------------------------------------------------------------------
Engineering & Construction  0.2%
Ba3                  429       CSC Holdings, Inc., Sr. Sub. Debs.,
                                10.50%, 5/15/16                               459,030
-------------------------------------------------------------------------------------
Financial Services  1.4%
B3                    25       Actuant Finance Corp., Sr. Sub.
                                Notes,
                                13.00%, 5/1/09                                 25,500
Baa3                 175       AES Drax Holdings Ltd., Sr. Sec.
                                Bonds,
                                10.41%, 12/31/20                              195,125

    34                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
                               Americredit Corp., Gtd.
                                Gtd. Notes,
Ba1            $     100       9.25%, 2/1/04                         $        100,000
Ba1                  250       9.875%, 4/15/06                                255,000
NR                   100       Coinstar, Inc., Sr. Disc. Notes,
                                13.00%, 10/1/06                                99,000
                               Conseco, Inc., Notes,
B1                   750       8.75%, 2/9/04                                  701,250
                               Sr. Notes,
B1                   215       10.75%, 6/15/08                                211,775
NR                   188       Credit Asset Receivable LLC, Sr.
                                Sec'd. Notes,
                                6.274%, 10/31/03                              188,870
B3                   300       Finova Capital Corp., MTN,
                                5.98%, 2/27/49                                287,250
Ba1                   50       Golden State Holdings, Inc., Sr.
                                Notes,
                                7.125%, 8/1/05                                 49,475
                               Midland Funding II,
                                Debs.,
Ba3                   75       13.25%, 7/23/06                                 88,052
Ba3                  200       11.75%, 7/23/05                                218,808
Ba3                  500       Orion Power Holdings, Inc., Sr.
                                Notes,
                                12.00%, 5/1/10                                560,000
                                                                     ----------------
                                                                            2,980,105
-------------------------------------------------------------------------------------
Food & Beverage  0.3%
B3                   150       Agrilink Foods, Inc., Sr. Sub.
                                Notes,
                                11.875%, 11/1/08                              141,187
                               Great Atlantic & Pacific Tea Co.,
                                Inc.,
                                Sr. Notes,
B2                   150       7.70%, 1/15/04                                 137,250
                               Notes,
B2                   150       7.75%, 4/15/07                                 127,500
B1                   150       Pilgrim's Pride Corp., Sr. Sub.
                                Notes,
                                10.875%, 8/1/03                               150,375

    See Notes to Financial Statements                                     35

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ba2            $     150       Winn Dixie Stores, Inc., Sr. Notes,
                                8.875%, 4/1/08                       $        153,000
                                                                     ----------------
                                                                              709,312
-------------------------------------------------------------------------------------
Health Care  0.9%
                               Columbia/HCA Healthcare Co.,
                                Deb. Notes,
Ba1                   50       8.36%, 4/15/24                                  48,500
Ba1                  200       6.73%, 7/15/45                                 201,500
                               Notes,
Ba1                   55       9.00%, 12/15/14                                 58,575
B3                   200       Concentra Operating Corp., Sr. Sub.
                                Notes, Ser. B,
                                13.00%, 8/15/09                               216,000
                               Fresenius Medical Capital Trust II,
                                Gtd.
                                Notes,
Ba2                   75       7.875%, 2/1/08                                  74,250
Ba2                  125       9.00%, 12/1/06                                 130,000
C                    250       Integrated Health Services, Inc.,
                                Sr. Sub. Notes, Ser. A,
                                9.25%,(b) 1/15/08                               1,250
Ba3                  100       La Quinta Inns, Inc., Sr. Notes,
                                7.40%, 9/15/05                                 92,000
B2                    55       LifePoint Hospitals Holdings, Inc.,
                                Sr. Sub. Notes,
                                10.75%, 5/15/09                                61,600
B3                   325       Magellan Health Services, Inc., Sr.
                                Sub. Notes,
                                9.00%, 2/15/08                                308,750
B2                   200       Matria Healthcare, Inc., Sr. Notes,
                                11.00%, 5/1/08                                192,500
Ba3                  250       Meditrust, Notes,
                                7.82%, 9/10/26                                241,875
B3                   200       Select Med Corp., Sr. Sub. Notes,
                                9.50%, 6/15/09                                195,000
B2                    90       Triad Hospitals Holdings, Inc.,
                                Gtd. Notes,
                                11.00%, 5/15/09                                98,775
                                                                     ----------------
                                                                            1,920,575

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Hotels & Leisure  0.5%
B2             $      35       Argosy Gaming, Sr. Notes,
                                9.00%, 9/1/11                        $         35,437
B3                    60       Ballys Total Fitness Holdings, Sr.
                                Sub. Notes, Ser. C,
                                9.875%, 10/15/07                               60,300
B2                   115       Carrols Corp., Sr. Sub. Notes,
                                9.50%, 12/1/08                                102,350
B2                   110       Extended Stay Amererica, Inc., Sr.
                                Sub. Notes,
                                9.875%, 6/15/11                               110,550
                               Felcor Lodging LP,
                                Notes,
Ba2                   30       9.50%, 9/15/08                                  30,984
                               Gtd. Sr. Notes,
Ba2                  250       7.375%, 10/1/04                                245,555
Ba2                  300       HMH Properties, Inc., Gtd. Notes,
                                Ser. B,
                                7.875%, 8/1/08                                287,250
Ba1                  120       ITT Corp., Deb. Notes,
                                7.375%, 11/15/15                              111,364
Ba3                   75       La Quinta Inns, Inc., Sr. Notes,
                                7.25%, 3/15/04                                 70,875
B3                    95       Premier Parks, Inc., Sr. Notes,
                                9.75%, 6/15/07                                 97,375
                                                                     ----------------
                                                                            1,152,040
-------------------------------------------------------------------------------------
Internet
Ca                    35       Exodus Communications, Inc., Sr.
                                Notes,
                                11.625%, 7/15/10                               11,550
-------------------------------------------------------------------------------------
Manufacturing
                               Polymer Group, Inc.,
                                Sr. Sub. Notes, Ser. B,
Ca                    20       9.00%, 7/1/07                                    8,600
Ca                    25       8.75%, 3/1/08                                    9,750
B2                     5       Sun World International, Inc., Gtd.
                                Notes,
                                Ser. B,
                                11.25%, 4/15/04                                 4,625

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
B2             $      10       Venture Holdings Trust, Sr. Notes,
                                Ser. B,
                                9.50%, 7/1/05                        $          7,825
                                                                     ----------------
                                                                               30,800
-------------------------------------------------------------------------------------
Media  0.3%
B2                   250       Ackerley Group, Inc., Sr. Sub.
                                Notes,
                                Ser. B,
                                9.00%, 1/15/09                                225,000
B2                   150       Canwest Media, Inc., Sr. Sub.
                                Notes,
                                10.625%, 5/15/11                              156,750
                               Lin Holdings Corp., Sr. Disc.
                                Notes,
                                Zero Coupon (until 9/1/03)
B3                    75       10.00%, 3/1/08                                  54,563
                               Zero Coupon (until 3/1/03)
B3                   175       10.00%, 3/1/08                                 136,500
                                                                     ----------------
                                                                              572,813
-------------------------------------------------------------------------------------
Medical Products & Services  0.1%
B2                   120       Bio-Rad Labs, Inc., Sr. Sub. Notes,
                                11.625%, 2/15/07                              130,800
-------------------------------------------------------------------------------------
Oil & Gas  0.5%
B2                    55       Comstock Resources, Inc., Sr.
                                Notes,
                                11.25%, 5/1/07                                 57,750
Ba2                  250       Eott Energy Partners, Sr. Notes,
                                11.00%, 10/1/09                               268,750
B2                    20       Houston Exploration Co., Sr. Sub.
                                Notes,
                                8.625%, 1/1/08                                 19,800
B1                    80       Parker Drilling Co., Sr. Notes,
                                Ser. D,
                                9.75%, 11/15/06                                80,000
Baa3                 200       Petroleos Mexicanos (Mexico), Gtd.
                                Notes,
                                9.375%, 12/2/08                               214,000
B2                    55       Swift Energy Co., Sr. Sub. Notes,
                                10.25%, 8/1/09                                 58,231
Ba3                  250       Triton Energy Ltd., Sr. Notes,
                                9.25%, 4/15/05                                270,000
                                                                     ----------------
                                                                              968,531

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Paper & Packaging  0.6%
Ba1            $      60       Caraustar Industries, Inc., Sr.
                                Sub. Notes,
                                9.875%, 4/1/11                       $         59,550
                               Doman Industries Ltd. (Canada),
                               Gtd. Notes,
B3                    45       12.00%, 7/1/04                                  45,675
                               Sr. Notes,
Caa1                  15       8.75%, 3/15/04                                   9,000
Caa1                  95       9.25%, 11/15/07                                 52,250
B1                    20       Norampac, Inc., Sr. Notes,
                                9.50%, 2/1/08                                  20,700
B3                   135       Packaged Ice, Inc., Sr. Notes,
                                9.75%, 2/1/05                                 106,650
B2                   150       Radnor Holdings Corp., Sr. Notes,
                                10.00%, 12/1/03                               120,000
B3                    80       Riverwood International Corp., Sr.
                                Notes,
                                10.625%, 8/1/07                                82,400
B1                   150       Silgan Holdings, Inc., Sr. Sub.
                                Debs.,
                                9.00%, 6/1/09                                 150,750
B2                   515       Stone Container Corp., Sr. Notes,
                                11.50%, 8/15/06                               545,900
                                                                     ----------------
                                                                            1,192,875
-------------------------------------------------------------------------------------
Printing & Publishing  0.3%
B2                   250       Mail Well I Corp., Sr. Sub. Notes,
                                8.75%, 12/15/08                               205,000
Ba3                  175       Primedia, Inc., Sr. Notes,
                                8.875%, 5/15/11                               168,000
                               Quebecor Media, Inc.,
                                Sr. Disc. Notes,
B2                   150       13.75%, 7/15/11                                 88,500
                               Sr. Notes,
B2                   150       11.125%, 7/15/11                               158,250
                                                                     ----------------
                                                                              619,750
-------------------------------------------------------------------------------------
Real Estate  0.1%
B2                    75       Blum CB Corp., Sr. Sub. Notes,
                                11.25%, 6/15/11                                72,750

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
B1             $     100       Intrawest Corp., Sr. Notes,
                                10.50%, 2/1/10                       $        103,000
                                                                     ----------------
                                                                              175,750
-------------------------------------------------------------------------------------
Restaurants  0.2%
Ba3                   30       Sbarro, Inc., Sr. Notes,
                                11.00%, 9/15/09                                30,713
Ba1                  350       Tricon Global Restaurants, Inc.,
                                Sr. Notes,
                                8.875%, 4/15/11                               360,500
                                                                     ----------------
                                                                              391,213
-------------------------------------------------------------------------------------
Retail  0.4%
                               Dillards, Inc.,
                                Notes,
Ba1                   75       6.125%, 11/1/03                                 70,055
Ba1                  145       6.43%, 8/1/04                                  135,662
Baa3                 175       Kmart Corp., Notes,
                                9.875%, 6/15/08                               175,706
                               Rite Aid Corp, Sr. Notes,
Caa2                 200       11.25%, 7/1/08                                 206,000
                               Debs.,
B1                    25       6.875%, 8/15/13                                 18,469
B1                    25       7.70%, 2/15/27                                  18,437
B2                    25       6.875%, 12/15/28                                16,938
                               Notes,
B2                   100       6.00%, 12/15/05                                 81,500
Ba1                  290       Saks, Inc., Notes,
                                7.375%, 2/15/19                               211,700
                                                                     ----------------
                                                                              934,467
-------------------------------------------------------------------------------------
Semiconductors  0.1%
Ba3                   50       Amkor Tech, Inc.,
                                9.25%, 2/15/08                                 44,500
B2                    80       Fairchild Semiconductor Corp., Sr.
                                Sub. Notes,
                                10.50%, 2/1/09                                 80,400
                                                                     ----------------
                                                                              124,900

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Steel & Metals  0.2%
Ba2            $      10       AK Steel Corp., Sr. Notes,
                                9.125%, 12/15/06                     $         10,300
Ba3                   60       Century Aluminum Co., Sr. Sec.
                                First Mtg.,
                                11.75%, 4/15/08                                62,550
Ba2                   25       Leviathan Gas Pipeline Partners,
                                Sr. Sub. Notes,
                                10.375%, 6/1/09                                26,625
Caa1                  15       Lukens, Inc., Notes,
                                7.625%, 8/1/04                                  4,050
Ba2                   45       United States Steel LLC, Sr. Notes,
                                10.75%, 8/1/08                                 45,225
                               USEC, Inc., Sr. Notes,
Ba1                  175       6.625%, 1/20/06                                160,109
Ba1                  100       6.75%, 1/20/09                                  87,771
B3                    70       WHX Corp., Sr. Notes,
                                10.50%, 4/15/05                                35,700
                                                                     ----------------
                                                                              432,330
-------------------------------------------------------------------------------------
Telecommunications  1.7%
B3                    75       American Tower Corp., Sr. Notes,
                                9.375%, 2/1/09                                 69,375
B3                   100       Coaxial Communications, Inc., Gtd.
                                Notes,
                                10.00%, 8/15/06                               100,000
B3                    20       Dobson Communications Corp., Sr.
                                Notes,
                                10.875%, 7/1/10                                20,500
B1                   150       Echostar Broadband Corp., Sr.
                                Notes,
                                10.375%, 10/1/07                              153,000
B3                    95       FairPoint Communications, Inc., Sr.
                                Sub. Notes,
                                12.50%, 5/1/10                                 83,600
Ba2                  500       Global Crossing Holdings Ltd., Sr.
                                Notes,
                                9.50%, 11/15/09                               375,000
B1                   200       Insight Midwest LP, Sr. Notes,
                                10.50%, 11/1/10                               215,000

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
B3             $     150       International Wire Group, Inc., Sr.
                                Sub. Notes,
                                11.75%, 6/1/05                       $        150,000
                               Level 3 Communications, Inc.,
                                Sr. Disc. Notes,
                                Zero Coupon (until 12/1/03)
B3                   130       10.50%, 12/1/08                                 42,900
                               Zero Coupon (until 3/15/05),
B3                   500       12.875%, 3/15/10                               140,000
                               Sr. Notes, Zero Coupon (until
                                3/15/05),
B3                    30       11.00%, 3/15/08                                 16,950
                               McLeodUSA, Inc.,
                                Sr. Disc. Notes,
                                Zero Coupon (until 3/1/02),
B1                    50       10.50%, 3/1/07                                  24,500
                               Sr. Notes,
B3                   215       11.375%, 1/1/09                                124,700
B3                   160       Microcell Telecommunications, Inc.,
                                Sr. Disc. Notes,
                                Zero Coupon (until 6/1/04)
                                12.00%, 6/1/09                                 67,200
B3                    65       Millicom International Cellular SA
                                (Luxumburg), Sr. Disc. Notes,
                                13.50%, 6/1/06                                 56,550
B2                   250       Netia Holdings BV (Poland), Gtd.
                                Sr. Disc. Notes,
                                Zero Coupon, (until 11/1/01),
                                11.00%, 11/1/07                                62,500
                               Nextel Communications, Inc., Sr.
                                Disc. Notes,
                                Zero Coupon (until 9/15/02)
B1                   430       10.65%, 9/15/07                                326,800
                               Sr. Notes,
B1                   445       9.375%, 11/15/09                               366,569
A3                    80       Nortel Networks Ltd.,
                                6.125%, 2/15/06                                70,198
B2                   250       NTL Communications Corp., Sr.
                                Notes, Zero Coupon (until 10/1/03)
                                12.375%, 10/1/08                              110,000

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Baa3           $      65       Rogers Wireless, Inc., Sr. Sec'd.
                                Notes,
                                9.625%, 5/1/11                       $         65,812
B3                    55       Spectrasite Holdings, Inc., Sr.
                                Disc. Notes, Zero Coupon (until
                                3/15/05) 12.875%, 10/15/08                     19,250
B3                   125       Star Choice Communications, Sr.
                                Sec'd. Notes,
                                13.00%, 12/15/05                              131,250
                               Tritel PCS, Inc., Gtd. Notes,
                                Zero Coupon (until 5/1/04)
B3                   110       12.75%, 5/15/09                                 70,400
                               Sr. Sub. Notes,
B3                    50       10.375%, 1/15/11                                46,500
                               Voicestream Wireless Corp.,
                                Sr. Notes,
Baa1                 130       10.375%, 11/15/09                              148,362
                               Sr. Disc. Notes,
                                Zero Coupon, (until 11/15/04),
Baa1                 240       11.875%, 11/15/09                              199,800
                               Williams Communications Group,
                                Inc.,
                                Sr. Notes,
Caa1                  25       10.70%, 10/1/07                                 10,875
Caa1                 200       10.875%, 10/1/09                                87,000
Caa1                 100       11.875%, 8/1/10                                 43,500
B2                   300       Young Broadcasting, Inc., Sr. Sub.
                                Notes,
                                10.00%, 3/1/11                                294,000
                                                                     ----------------
                                                                            3,692,091
-------------------------------------------------------------------------------------
Utilities  0.9%
                               AES Corp.,
                                Sr Sub. Debs.,
Ba1                  100       8.875%, 11/1/27                                 91,000
                               Sr. Notes,
Ba1                  100       8.75%, 12/15/02                                101,250
Ba1                  250       9.50%, 6/1/09                                  255,000

    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ba1            $     500       Calpine Corp., Sr. Notes,
                                10.50%, 5/15/06                      $        523,043
Ba3                  300       CMS Energy Corp., Sr. Notes,
                                9.875%, 10/15/07                              320,274
A3                   400       Commonwealth Edison Co., First
                                Mtge., Ser. 85,
                                7.375%, 9/15/02                               412,816
Baa2                 100       Reliant Energy Mid Atlantic, Ser. C
                                Pass-through Certs.,
                                9.681%, 7/2/26                                112,449
Ba3                  175       TNP Enterprises, Inc., Sr. Sub.
                                Notes,
                                10.25%, 4/1/10                                190,750
                                                                     ----------------
                                                                            2,006,582
-------------------------------------------------------------------------------------
Waste Management  0.3%
                               Allied Waste of North America,
                                Inc.,
                                Sr. Notes,
Ba3                   75       7.375%, 1/1/04                                  74,062
Ba3                  250       7.875%, 1/1/09                                 246,250
                               Sr. Sub. Notes,
B2                   195       10.00%, 8/1/09                                 201,825
Ba1                  100       Waste Management, Inc., Debs.,
                                8.75%, 5/1/18                                 103,771
                                                                     ----------------
                                                                              625,908
                                                                     ----------------
                               Total corporate bonds                       29,940,785
                                                                     ----------------
CONVERTIBLE BONDS  0.2%
-------------------------------------------------------------------------------------
Financial Services
A2                   500       Hellenic Finance,
                                2.00%, 7/15/03                                435,661
                                                                     ----------------
SOVEREIGN BONDS  3.8%
Ba3                  500       Egyptian Government Bonds,
                                8.75%, 7/11/11                                498,000
                               German Government Bonds,
Aaa                2,000       6.00%, 1/5/06                                1,861,738
Aaa                   30       6.25%, 1/4/24                                   28,714
Aaa                  580       6.50%, 7/4/27                                  574,492

    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
                               German Government Bonds,
Aaa            $   2,800       6.00%, 7/4/07                         $      2,631,565
Aaa                2,800       5.25%, 1/4/08                                2,524,407
                                                                     ----------------
                               Total sovereign bonds                        8,118,916
                                                                     ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS  2.6%
Aaa                1,131       Banktrust Mortgage Trust, Ser. 1
                                Class G,
                                5.70%, 12/1/23                              1,119,483
Aaa                  500       Bear Stearns Mortgage Secs., Inc.,
                                Ser. 97-7 Class A-9,
                                7.00%, 2/25/28                                505,155
Aaa                   85       Capital Asset Research Funding LP,
                                Ser. 97-A, Class I,
                                6.40%, 12/15/04                                85,105
Aaa                  200       Contimortgage Home Equity Loan
                                Trust,
                                Ser. 1998-2, Class A4,
                                6.19%, 1/15/14                                200,774
Aaa                  100       FDIC Remic Trust, 1996 Class
                                Commercial Mortgage Pass-through
                                Certificate,
                                6.75%, 5/25/26                                101,757
                               Federal Home Loan Mortgage Corp.,
                                Preassign. 00132,
Aaa                  299       7.70%, 11/15/30                                299,472
                               Series 119, Class H,
Aaa                  487       7.50%, 1/15/21                                 498,348
                               Series C007, Class C007A,
Aaa                  234       7.00%, 9/17/31                                 243,418
Aaa                  226       Federal Home Loan Mortgage Pc
                                Guaranteed,
                                Ser. 1869, Class 1869B,
                                8.00%, 12/15/24                               228,103
Aaa                  576       Federal National Mortgage
                                Association,
                                Ser. 1998-73, Class MZ,
                                6.30%, 10/17/38                               512,959

    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Aaa            $     300       GE Capital Mortgage Services, Inc.,
                                Ser. 1999-5, Class A29,
                                6.50%, 5/25/29                       $        294,990
B1                   300       Green Tree Financial Corp., Tranche
                                Trust 00007,
                                6.50%, 9/26/02                                288,294
Aaa                   61       Government National Mortgage,
                                Assoc., Single Family, 008052
                                7.75%, 9/20/22                                 62,240
Aaa                  397       PNC Mortgage Secs. Corp., Ser.
                                1999-9, Class A3,
                                7.25%, 10/25/29                               412,603
                               Residential Funding Mortgage,
                                Ser. 1993-S36, Class A9,
Aaa                   63       6.478%, 10/25/08                                62,882
                               Ser. 1994-S5, Class A6,
Aa1                  500       6.50%, 2/25/24                                 480,155
                               Ser. 1999-S8, Class A1,
Aaa                  193       6.25%, 3/25/14                                 193,920
                                                                     ----------------
                               Total collateralized mortgage
                                obligations                                 5,589,658
                                                                     ----------------
U.S. GOVERNMENT AND AGENCY SECURITIES  14.9%
                               Federal National Mortgage
                                Association,
                     767       6.00%, 8/1/06(c)                               777,594
                  12,500       6.00%, TBA(a)                               12,226,625
                     400       6.25%, TBA(a)                                  403,961
                     700       7.50%, TBA(a)                                  720,342
                               Government National Mortgage
                                Association,
                     212       7.00%, 10/20/27(c)                             217,601
                   1,520       7.50%, 12/15/28(c)                           1,574,146
                     595       8.50%, 5/15/30(c)                              624,333
                     411       8.50%, 5/20/30(c)                              429,874
                     571       8.50%, 7/15/30(c)                              599,152
                      66       8.50%, 7/15/30(c)                               69,258
                     166       8.50%, 9/15/30(c)                              174,199

    46                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
               $     828       8.50%, 4/20/31(c)                     $        866,766
                     400       7.50%, TBA(a)                                  412,313
                               United States Treasury Bonds,
                   1,100       7.50%, 11/15/16(c)                           1,325,324
                   1,000       United States Treasury Bonds, P/O,
                                Zero Coupon, 2/15/19(c)                       362,200
                   1,300       Zero Coupon, 2/15/15(c)                        607,815
                   1,000       Zero Coupon, 5/15/18(c)                        379,220
                               United States Treasury Notes,
                     500       7.00%, 7/15/06(c)                              552,265
                   3,252       3.375%, 1/15/07(c)                           3,308,052
                   1,870       3.625%, 1/15/08(c)                           1,920,687
                     217       3.875%, 1/15/09(c)                             225,477
                   3,700       6.50%, 2/15/10(c)                            4,080,397
                                                                     ----------------
                               Total U.S. government and agency
                                securities                                 31,857,601
                                                                     ----------------
                               Total debt obligations                      75,942,621
                                                                     ----------------
                               Total long-term investments
                                (cost $207,338,957)                       206,442,689
                                                                     ----------------
SHORT-TERM INVESTMENTS  13.0%
CORPORATE BONDS  2.0%
-------------------------------------------------------------------------------------
Airlines  0.2%
Baa3                 400       AMR Corp., Notes,
                                8.47%, 2/20/02                                408,976
-------------------------------------------------------------------------------------
Banking  0.2%
                               Korea Development Bank, Sr. Notes,
Baa2                 300       7.90%, 2/1/02                                  305,034
Baa2                 200       7.125%, 9/17/01                                200,336
                                                                     ----------------
                                                                              505,370
-------------------------------------------------------------------------------------
Cable  0.1%
B2                   150       Adelphia Communications Corp.,
                                Sr. Notes,
                                10.875%, 10/1/10                              150,000

    See Notes to Financial Statements                                     47

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Consulting
B2             $      65       Comdisco, Inc., Sr. Notes,
                                6.00%, 1/30/02                       $         52,975
-------------------------------------------------------------------------------------
Financial Services  0.7%
A2                   400       General Motors Acceptance Corp.,
                                MTN,
                                4.07%, 10/5/01                                398,114
                               Golden State Holdings, Notes,
Ba1                  100       5.31375%, 8/1/01                                98,134
Ba1                  100       6.75%, 8/1/01                                  100,000
Aa3                  600       Morgan Stanley Dean Witter, Sr.
                                Notes,
                                3.96%, 10/22/01                               600,035
Aa1                  300       PaineWebber Group, Inc., Sr. Notes,
                                4.33%, 10/15/01                               301,238
                                                                     ----------------
                                                                            1,497,521
-------------------------------------------------------------------------------------
Media  0.1%
Baa1                 265       Time Warner, Inc., Series 97-1,
                                Pass-through Certificates,
                                6.10%, 12/30/01                               266,945
-------------------------------------------------------------------------------------
Steel & Metals  0.1%
B2                   225       Kaiser Aluminum & Chemical, Corp.,
                                Sr. Notes,
                                9.875%, 2/15/02                               220,500
-------------------------------------------------------------------------------------
Utilities  0.6%
Baa1                 300       Enron Corp., Bonds,
                                4.36813%, 9/10/01                             300,113
Caa2                 400       Pacific Gas & Electric Co., Sr.
                                Notes,
                                Zero Coupon(b), 10/31/01                      328,000
Baa3                 200       Southern California Edison Co.,
                                6.51375%, 8/1/01                              160,000

    48                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
A3             $     400       TXU Electric Co., First Mtg. Bond,
                                Class B,
                                4.53688%, 9/20/01                    $        400,354
                                                                     ----------------
                                                                            1,188,467
                                                                     ----------------
                               Total corporate bonds                        4,290,754
                                                                     ----------------
SOVEREIGN BONDS  0.2%
B2                   600       Brazilian Government Bonds,
                                5.4375%, 10/15/01                             521,250
                                                                     ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS  1.2%
A2                   500       Bear Stearns Cos., Inc.,
                                Tranche Trust 00379,
                                4.1475%, 9/21/01                              499,657
Aaa                1,100       Brazos Student Finance Corp.,
                                Student Loan Assoc. Bkd. Notes,
                                5.098587%, 9/3/01                           1,096,683
A2                   200       CIT Group, Inc., Tranche Senior
                                00048,
                                4.27%, 10/7/01                                200,705
Aaa                  490       Credit Suisse First Boston Mtg.,
                                Wash. Mut. Mtg. 1999 Cl. M 1,
                                6.60516%, 7/31/01                             492,978
Aaa                   88       Istar Receivables Trust, Ser.
                                2000-1, Class A,
                                4.105%, 8/25/01                                87,658
Aaa                  181       Salomon Brothers Mortgage, Ser.
                                1999-LB1, Class A,
                                4.105%, 8/26/01                               180,690
                                                                     ----------------
                               Total collateralized mortgage
                                obligations                                 2,558,371
                                                                     ----------------
U.S. GOVERNMENT AND AGENCY SECURITIES  0.8%
                               Federal National Mortgage
                                Association,
                     370       4.42%, 8/17/01                                 370,768
                     965       5.50%, 8/29/01                                 914,657

    See Notes to Financial Statements                                     49

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2001 Cont'd.

               Principal
               Amount
               (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
               $     312       Government National Mortgage
                                Association,
                                7.00%, 8/1/01                        $        317,462
                                                                     ----------------
                               Total U.S. government and agency
                                securities                                  1,602,887
                                                                     ----------------
                               Total debt obligations                       8,973,262
                                                                     ----------------
REPURCHASE AGREEMENT  8.8%
                  18,888       Joint Repurchase Agreement Account,
                                3.87%, 8/1/01 (Note 5)                     18,888,000
                                                                     ----------------
                               Total short-term investments
                                (cost $28,072,361)                         27,861,262
                                                                     ----------------
                               Total Investments  109.2%
                                (cost $235,411,318; Note 4)               234,303,951
                               Liabilities in excess of other
                                assets  (9.2%)                            (19,829,993)
                                                                     ----------------
                               Net Assets  100%                      $    214,473,958
                                                                     ----------------
                                                                     ----------------

------------------------------
(a) Non-income producing security.
(b) Represents issuer in default on interest payments.
(c) All or a portion of security segregated as collateral for TBA.
AB--Antiebolay (Swedish Company).
ADR--American Depository Receipt.
AG--Aktiengesellschate (German Company).
BV--Beloten Vennootschap (Dutch Company).
LLC--Limited Liability Company.
LP--Limited Partnership.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's
NV--Naamkee Vennootschap (Dutch Corporation).
Oy--Osakeyhtio (Finnish Stock Company).
P/O--Principal Only.
PLC--Public Limited Company (British Corporation).
REIT--Real-Estate Investment Trust.
SA--Sociedad Anomima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa par Atione (Italian Corporation).
TBA--Securities purchased on a forward commitment basis.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    50                                     See Notes to Financial Statements

                       This page intentionally left blank

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities

                                                                    July 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $235,411,318)                           $ 234,303,951
Foreign currency, at value (cost $93,533)                                  92,965
Receivable for investments sold                                         5,117,971
Interest and dividends receivable                                       1,258,875
Receivable for Fund shares sold                                           712,206
Tax reclaim receivable                                                     19,043
Unrealized appreciation on forward currency contracts                       4,218
                                                                    -------------
      Total assets                                                    241,509,229
                                                                    -------------
LIABILITIES
Payable to custodian                                                       78,456
Payable for investments purchased                                      25,534,663
Payable for Fund shares reacquired                                      1,026,394
Distribution fee payable                                                  139,719
Management fee payable                                                    135,304
Accrued expenses and other liabilities                                    117,336
Withholding taxes payable                                                   3,399
                                                                    -------------
      Total liabilities                                                27,035,271
                                                                    -------------
NET ASSETS                                                          $ 214,473,958
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      20,134
   Paid-in capital in excess of par                                   218,122,410
                                                                    -------------
                                                                      218,142,544
   Undistributed net investment income                                  1,688,868
   Accumulated net realized loss on investments                        (4,113,442)
   Net unrealized depreciation on investments                          (1,244,012)
                                                                    -------------
Net assets, July 31, 2001                                           $ 214,473,958
                                                                    -------------
                                                                    -------------

    52                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                    July 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($58,516,834
      / 5,471,150 shares of beneficial interest issued and
      outstanding)                                                         $10.70
   Maximum sales charge (5% of offering price)                                .56
                                                                    -------------
   Maximum offering price to public                                        $11.26
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($117,663,808 / 11,065,170 shares of beneficial
      interest issued and outstanding)                                     $10.63
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($34,021,013
      / 3,199,348 shares of beneficial interest issued and
      outstanding)                                                         $10.63
   Sales charge (1% of offering price)                                        .11
                                                                    -------------
   Offering price to public                                                $10.74
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,272,303 / 398,480 shares of beneficial interest
      issued and outstanding)                                              $10.72
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     53

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                   July 31, 2001
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $1,709)           $   5,867,313
   Dividends (net of foreign withholding taxes of $57,766)             1,551,095
                                                                   -------------
      Total income                                                     7,418,408
                                                                   -------------
Expenses
   Management fee                                                      1,496,013
   Distribution fee--Class A                                             141,568
   Distribution fee--Class B                                           1,095,338
   Distribution fee--Class C                                             306,226
   Custodian's fees and expenses                                         436,000
   Reports to shareholders                                               251,000
   Transfer agent's fees and expenses                                    242,000
   Registration fees                                                      73,000
   Audit fees                                                             25,000
   Trustees' fees and expenses                                            21,000
   Legal fees                                                             19,000
   Miscellaneous                                                          10,513
                                                                   -------------
      Total expenses                                                   4,116,658
                                                                   -------------
Net investment income                                                  3,301,750
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (2,472,830)
   Foreign currency transactions                                        (153,480)
                                                                   -------------
                                                                      (2,626,310)
                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (11,795,929)
   Foreign currencies                                                   (132,971)
   Interest Rate Swaps                                                    (3,410)
                                                                   -------------
                                                                     (11,932,310)
                                                                   -------------
Net loss on investments and foreign currencies                       (14,558,620)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (11,256,870)
                                                                   -------------
                                                                   -------------

    54                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Changes in Net Assets

                                                         Year Ended July 31,
                                                    ------------------------------
                                                        2001             2000
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                            $   3,301,750    $   2,431,469
   Net realized gain (loss) on investment and
      foreign currency transactions                    (2,626,310)      10,087,355
   Net change in unrealized appreciation
      (depreciation) of investments and foreign
      currencies                                      (11,932,310)       4,428,145
                                                    -------------    -------------
   Net increase (decrease) in net assets
      resulting from operations                       (11,256,870)      16,946,969
                                                    -------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                            (647,380)        (845,618)
      Class B                                            (883,997)      (1,192,915)
      Class C                                            (234,932)        (367,691)
      Class Z                                             (23,928)         (80,073)
                                                    -------------    -------------
                                                       (1,790,237)      (2,486,297)
                                                    -------------    -------------
   Distributions from net realized gains
      Class A                                          (2,725,332)        (197,082)
      Class B                                          (5,430,267)        (490,277)
      Class C                                          (1,443,155)        (167,209)
      Class Z                                             (91,171)         (35,210)
                                                    -------------    -------------
                                                       (9,689,925)        (889,778)
                                                    -------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                       88,346,449       96,274,299
   Net asset value of shares issued in
      reinvestment of dividends and distributions      11,170,245        3,273,405
   Cost of shares reacquired                          (40,429,816)     (49,998,187)
                                                    -------------    -------------
   Net increase in net assets from Fund shares
      transactions                                     59,086,878       49,549,517
                                                    -------------    -------------
Total increase                                         36,349,846       63,120,411
NET ASSETS
Beginning of year                                     178,124,112      115,003,701
                                                    -------------    -------------
End of year(a)                                      $ 214,473,958    $ 178,124,112
                                                    -------------    -------------
                                                    -------------    -------------
------------------------------
(a) Includes undistributed net investment income
of:                                                 $   1,688,868    $     403,745
                                                    -------------    -------------

    See Notes to Financial Statements                                     55

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements

     Strategic Partners Asset Allocation Funds (the 'Trust'), formerly Prudential Diversified Funds, is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners Moderate Growth Fund (the 'Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Diversified Moderate Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund's Advisers consist of Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), formerly known as Prudential Investment Corporation, Lazard Asset Management, Pacific Investment Company, Franklin Advisers, Inc., and the Dryfus Corporation.

      The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available, market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.
    56

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain
(loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
                                                                          57

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    The Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified
    58

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually, and distributions of net realized capital and currency gains, if any, declared annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified
                                                                          59

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net realized loss on investments by $901,927, decrease undistributed net investment income by $226,390 and increase paid-in capital in excess of par by $1,128,317 for redemptions utilized as distributions for federal income tax purposes and realized and recognized currency gains during the period. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 2001.

      PIMS has advised the Fund that it has received approximately $182,900 and $125,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2001.

      PIMS has advised the Fund that for the year ended July 31, 2001, it has received approximately $231,900 and $19,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
    60

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      Jennison, PIMS, PIM and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 7, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended July 31, 2001, the Fund incurred fees of approximately $202,100 for the services of PMFS. As of July 31, 2001 approximately $18,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates. For the year ended July 31, 2001, Prudential Securities Incorporated, a wholly owned subsidiary of Prudential, earned approximately $30 in brokerage commission fees from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2001, aggregated $544,151,163 and $486,450,962, respectively.
                                                                          61

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      At July 31, 2001, the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies, as follows:

                                             Value at         Value at
            Foreign Currency                 July 31,      Settlement Date
            Purchase Contract                  2001            Payable         Appreciation
-----------------------------------------   -----------    ---------------    --------------
EUR 147,000,
  expiring 8/21/01                           $ 128,666        $ 124,448           $4,218
                                            -----------    ---------------       -------
                                            -----------    ---------------       -------

      The United States federal income tax basis of the Fund's investments at July 31, 2001 was $237,491,745 and accordingly, net unrealized depreciation of investments for federal income tax purposes was $3,187,794 (gross unrealized appreciation $13,514,556, gross unrealized depreciation $16,702,350).

      For federal income tax purposes, the Fund has elected to treat currency losses of $116,545 and capital losses of $2,080,595 incurred in the nine month period ended July 31, 2001 as having occurred in the next fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2001, the Fund had a 3.31% undivided interest in the joint account. The undivided interest for the Fund represents $18,888,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Deutsche Bank Alex. Brown, 3.87%, in the principal amount of $65,821,000, repurchase price $65,828,075, due 8/1/01. The value of the collateral including accrued interest was $67,137,420.

      Greenwich Capital Markets, Inc., 3.87%, in the principal amount of $180,000,000, repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,519.

      Morgan Stanley Co., Inc., 3.87%, in the principal amount of $180,000,000, repurchase price $180,019,350, due 8/1/01. The value of the collateral including accrued interest was $183,603,260.

      State Street Bank & Trust Co., 3.87%, in the principal amount of $145,661,000, repurchase price $145,676,658, due 8/1/01. The value of the collateral including accrued interest was $148,578,786.
    62

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    2,384,528    $ 26,932,178
Shares issued in reinvestment of dividends and distributions     305,915       3,288,581
Shares reacquired                                             (1,496,350)    (16,719,530)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,194,093      13,501,229
Shares issued upon conversion from Class B                       222,872       2,518,136
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,416,965    $ 16,019,365
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    3,134,768    $ 36,505,644
Shares issued in reinvestment of dividends and distributions      86,639       1,018,090
Shares reacquired                                             (1,196,414)    (13,887,233)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,024,993      23,636,501
Shares issued upon conversion from Class B                       153,988       1,821,985
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,178,981    $ 25,458,486
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended July 31, 2001:
Shares sold                                                    3,775,256    $ 42,088,513
Shares issued in reinvestment of dividends                       573,011       6,154,140
Shares reacquired                                             (1,383,908)    (15,299,565)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,964,359      32,943,088
Shares reacquired upon conversion from Class A                  (223,494)     (2,518,136)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,740,865    $ 30,424,952
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          63

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2000:
Shares sold                                                    4,174,726    $ 48,125,208
Shares issued in reinvestment of dividends                       139,553       1,627,356
Shares reacquired                                             (1,240,994)    (14,314,656)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   3,073,285      35,437,908
Shares reacquired upon conversion from Class A                  (154,483)     (1,821,985)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,918,802    $ 33,615,923
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended July 31, 2001:
Shares sold                                                    1,351,621    $ 14,913,266
Shares issued in reinvestment of dividends                       150,449       1,615,821
Shares reacquired                                               (637,880)     (7,061,147)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    864,190    $  9,467,940
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2000:
Shares sold                                                      864,615    $  9,952,845
Shares issued in reinvestment of dividends                        44,150         512,945
Shares reacquired                                               (635,034)     (7,388,381)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    273,731    $  3,077,409
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended July 31, 2001:
Shares sold                                                      399,898    $  4,412,492
Shares issued in reinvestment of dividends and distributions      10,381         111,703
Shares reacquired                                               (123,697)     (1,349,574)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    286,582    $  3,174,621
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2000:
Shares sold                                                      139,641    $  1,690,602
Shares issued in reinvestment of dividends and distributions      10,092         115,014
Shares reacquired                                             (1,287,052)    (14,407,917)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,137,319)   $(12,602,301)
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights

                                                           Class A
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of
period                                 $   12.03       $   10.86           $  10.00
                                     -------------   -------------       ----------
Income from investment operations:
Net investment income                        .24             .26                .12
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                       (.83)           1.25                .83
                                     -------------   -------------       ----------
      Total from investment
      operations                            (.59)           1.51                .95
                                     -------------   -------------       ----------
Less distributions
Dividends from net investment
   income                                   (.14)           (.26)              (.09)
Distributions from net realized
   capital gains                            (.60)           (.08)                --
                                     -------------   -------------       ----------
      Total dividends and
      distributions                         (.74)           (.34)              (.09)
                                     -------------   -------------       ----------
Net asset value, end of period         $   10.70       $   12.03           $  10.86
                                     -------------   -------------       ----------
                                     -------------   -------------       ----------
TOTAL RETURN(b)                            (4.89)%         13.96%              9.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $  58,517       $  48,786           $ 20,372
Average net assets (000)               $  56,627       $  34,809           $ 12,286
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees              1.54%           1.49%              1.88%(c)
   Expenses, excluding distribution
      and service (12b-1) fees              1.29%           1.24%              1.63%(c)
   Net investment income                    2.18%           2.27%              1.59%(c)
For Class A, B, C and Z shares:
  Portfolio turnover rate                    246%            155%                96%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     65

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights Cont'd.

                                                           Class B
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of
period                                 $   12.01       $   10.85           $  10.00
                                     -------------   -------------       ----------
Income from investment operations:
Net investment income                        .16             .17                .06
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                       (.84)           1.23                .83
                                     -------------   -------------       ----------
      Total from investment
      operations                            (.68)           1.40                .89
                                     -------------   -------------       ----------
Less distributions
Dividends from net investment
income                                      (.10)           (.16)              (.04)
Distributions from net realized
capital gains                               (.60)           (.08)                --
                                     -------------   -------------       ----------
      Total dividends and
      distributions                         (.70)           (.24)              (.04)
                                     -------------   -------------       ----------
Net asset value, end of period         $   10.63       $   12.01           $  10.85
                                     -------------   -------------       ----------
                                     -------------   -------------       ----------
TOTAL RETURN(b)                            (5.72)%         12.88%              8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $ 117,664       $  99,950           $ 58,678
Average net assets (000)               $ 109,534       $  79,855           $ 36,645
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees              2.29%           2.24%              2.63%(c)
   Expenses, excluding distribution
      and service (12b-1) fees              1.29%           1.24%              1.63%(c)
   Net investment income                    1.43%           1.48%               .85%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    66                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights Cont'd.

                                                           Class C
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of
period                                 $   12.01       $   10.85           $  10.00
                                     -------------   -------------       ----------
Income from investment operations:
Net investment income                        .16             .17                .06
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                       (.84)           1.23                .83
                                     -------------   -------------       ----------
      Total from investment
      operations                            (.68)           1.40                .89
                                     -------------   -------------       ----------
Less distributions
Dividends from net investment
income                                      (.10)           (.16)              (.04)
Distributions from net realized
capital gains                               (.60)           (.08)                --
                                     -------------   -------------       ----------
      Total dividends and
      distributions                         (.70)           (.24)              (.04)
                                     -------------   -------------       ----------
Net asset value, end of period         $   10.63       $   12.01           $  10.85
                                     -------------   -------------       ----------
                                     -------------   -------------       ----------
TOTAL RETURN(b)                           (5.72)%          12.88%              8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $  34,021       $  28,040           $ 22,375
Average net assets (000)               $  30,623       $  25,835           $ 18,346
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees              2.29%           2.24%              2.63%(c)
   Expenses, excluding distribution
      and service (12b-1) fees              1.29%           1.24%              1.63%(c)
   Net investment income                    1.43%           1.44%               .79%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     67

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights Cont'd.

                                                           Class Z
                                     ----------------------------------------------------
                                          Year Ended July 31,        November 18, 1998(a)
                                     -----------------------------         Through
                                         2001            2000           July 31, 1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of
period                                 $   12.05       $   10.87           $  10.00
                                     -------------   -------------       ----------
Income from investment operations:
Net investment income                        .25             .27                .13
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                       (.82)           1.27                .84
                                     -------------   -------------       ----------
      Total from investment
      operations                            (.57)           1.54                .97
                                     -------------   -------------       ----------
Less distributions
Dividends from net investment
income                                      (.16)           (.28)              (.10)
Distributions from net realized
capital gains                               (.60)           (.08)                --
                                     -------------   -------------       ----------
      Total dividends and
      distributions                         (.76)           (.36)              (.10)
                                     -------------   -------------       ----------
Net asset value, end of period         $   10.72       $   12.05           $  10.87
                                     -------------   -------------       ----------
                                     -------------   -------------       ----------
TOTAL RETURN(b)                            (4.75)%         14.18%              9.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $   4,272       $   1,348           $ 13,578
Average net assets (000)               $   2,685       $   4,102           $ 21,914
Ratios to average net assets:
   Expenses, including distribution
      and service (12b-1) fees              1.29%           1.24%              1.63%(c)
   Expenses, excluding distribution
      and service (12b-1) fees              1.29%           1.24%              1.63%(c)
   Net investment income                    2.39%           2.11%              1.68%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    68                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Asset Allocation Funds--
Strategic Partners Moderate Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Asset Allocation Funds--Strategic Partners Moderate Growth Fund, formerly Prudential Diversified Funds--Prudential Diversified Moderate Growth Fund (the 'Fund') at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 21, 2001
                                                                          69

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2001) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2001, the Fund paid an ordinary distribution for Class A, Class B, Class C and Class Z shares of $0.143 per share, $0.098 per share, $0.098 per share and $0.158 per share, respectively, which represents net investment income. The Fund also paid distributions of $0.224 and $0.378 per share which represent short-term capital gains and long-term capital gains, respectively. The Fund utilized redemptions as distributions in the amount of $.06 and $.01 per Class A, Class B, Class C and Class Z shares of long-term and short-term capital gains, respectively. Further, we wish to advise you that 19.01% of the ordinary income dividends paid in the fiscal period ended July 31, 2001 qualified for the corporate dividend received deduction available to corporate taxpayers.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 5.34% of the dividends paid from ordinary income in the fiscal year ended July 31, 2001, qualify for each of these states' tax exclusion.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    70

Strategic Partners Asset Allocation Funds

    The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of
mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
Strategic Partners Moderate Growth Fund
Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
Strategic Partners
   Large Capitalization Growth Fund
Strategic Partners
   Large Capitalization Value Fund
Strategic Partners
   Small Capitalization Growth Fund
Strategic Partners
   Small Capitalization Value Fund
Strategic Partners
   International Equity Fund
Strategic Partners
   Total Return Bond Fund

Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund
Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*

* This fund is not a direct purchase money fund and is only an exchangeable money fund.

Strategic Partners Asset Allocation Funds

   Getting the Most from Your Mutual Fund

How many times have you read these
reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations
(CMOs): Mortgage-backed bonds that
separate mortgage pools into different
maturity classes called tranches. These
instruments are sensitive to changes in
interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to
another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

              www.strategicpartners.com  (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that
the interest rate charged on borrowed
funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the
difference between "bid" and "asked"
prices of a security, or between the
yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

    Class A     Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/01

                       One Year   Five Years  Ten Years   Since Inception
With Sales Charge       -9.65%       N/A         N/A           4.53%
Without Sales Charge    -4.89%       N/A         N/A           6.53%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners Moderate Growth Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by
portraying the initial account values at the commencement of operations of Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in
accordance with SEC regulations.

        www.strategicpartners.com  (800) 225-1852

    Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/01

                       One Year   Five Years  Ten Years   Since Inception
With Sales Charge       -10.72%       N/A       N/A           4.62%
Without Sales Charge     -5.72%       N/A       N/A           5.64%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners
Moderate Growth Fund (Class B shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index
(S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares (November
18, 1998) and the account values at the
end of the current fiscal year (July
31, 2001), as measured on a quarterly
basis. For purposes of the graph, and
unless otherwise indicated, it
has been assumed that (a) the maximum
applicable contingent deferred sales
charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in
accordance with SEC regulations.

Strategic Partners Asset Allocation Funds
   Strategic Partners Moderate Growth Fund

    Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/01

                       One Year  Five Years   Ten Years   Since Inception
With Sales Charge       -7.72%      N/A         N/A           5.25%
Without Sales Charge    -5.72%      N/A         N/A           5.64%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners
Moderate Growth Fund (Class C shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index
(S&P 500 Index) by portraying the initial account values at the commencement of operations of Class C shares (November 18,
1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum appli-cable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2001;
(c) all recurring fees (including
management fees) were deducted; and (d)
all dividends and distributions were
reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in
accordance with SEC regulations.

       www.strategicpartners.com  (800) 225-1852

   Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/01

                  One Year    Five Years    Ten Years   Since Inception
                   -4.75%        N/A          N/A            6.78%

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic Partners
Moderate Growth Fund (Class Z shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index
(S&P 500 Index) by portraying the initial account values at the commencement of operations of Class Z shares (November 18,
1998) and the account values at the end of the current fiscal year (July 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in
accordance with SEC regulations.


FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Franklin Advisers, Inc.
920 Park Place
San Mateo, CA 94403

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Pacific Investment
   Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Fund Symbols    NASDAQ      CUSIP
Class A         PAMGX     86276X889
Class B         DMGBX     86276X871
Class C         PIMGX     86276X863
Class Z         PDMZX     86276X855

MFSP504E3

(LOGO)  Printed on Recycled Paper